WORLD
EQUITY
BENCHMARK
SHARES

                                [GRAPHIC OMITTED]


                                  FEBRUARY 28,

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                                     1 9 9 8

                               SEMI-ANNUAL REPORT
                              WEBS INDEX FUND, INC.

                                                           WEBS INDEX FUND, INC.
================================================================================

Dear Shareholder,

     We are pleased to present this semi-annual report for WEBS Index Fund, Inc. for the period September 1, 1997 through February 28, 1998. It contains important information about the performance of your investment, a management's discussion and analysis from the Investment Adviser, Barclays Global Fund Advisors, and other financial information for your review.

     As you are aware, each of the 17 WEBS Index Series seeks to track the investment performance of a specific country's equity market, as measured by a Morgan Stanley Capital International (MSCI) country index. This report contains information about the tracking of each WEBS Index Series vis-a-vis its benchmark MSCI country index.

INCREASED LEVEL OF INVESTOR
ACCEPTANCE

     We are very pleased to advise that the use of WEBS as an efficient vehicle for investing in selected international equity markets is being recognized by an increasing number of investors. Assets of the seventeen WEBS Index Series, in the aggregate, have grown to $721.6 million as of February 28, 1998 -- an increase of 53.01% since August 31, 1997 and 126.6% from the level one year ago.

     The total number of shares outstanding for all seventeen WEBS Index Series has increased by 80.8% in the six month period ended February 28, 1998 (from
35.5 million shares at August 31, 1997 to 64.2 million shares). Similarly, for the one year period ended February 28, 1998 the number of shares outstanding has increased by 167.5% (24.0 million shares vs. 64.2 million shares). This increase in the number of outstanding shares is generally indicative of an enhancement in market liquidity (i.e., the ability for shareholders to purchase and sell shares when they desire to do so). The significant growth in assets and shares outstanding is confirmation that WEBS are rapidly becoming an international investment vehicle of choice for many investors.

PRICE/VALUE STABILITY

     The unique structure of the WEBS Index Series continues to result in share prices that remain close to their net asset value. While the relationship between market price and net asset value varies from moment to moment and from index series to index series, the seventeen WEBS Index Series traded on the AMEX at an average end-of-day market price of only 5 cents per share over/under their underlying net asset values for the year ended February 28, 1998. The largest average end-of-day spread, for the Malaysia (Free) WEBS Index Series, was 1.71%.

PERFORMANCE HIGHLIGHTS

     Many Asian markets suffered significant declines during the six month period ending February 28, 1998 and the performance of the Asian WEBS Index Series reflected the declines in their respective markets. However, there were a number of WEBS Index Series that produced very positive total NAV returns, in U.S. dollar terms, for the six month period ended February 28, 1998. Some examples:

     WEBS Index Series                                6 months
     -----------------                                --------
     Spain ............................................ 35.7%
     Italy ............................................ 34.3%
     Switzerland ...................................... 26.3%
     United Kingdom ................................... 21.0%
     Netherlands ...................................... 18.1%
     Germany .......................................... 17.0%

     While past performance is not an indication of future performance, one can see that the past year has been rewarding for many investors who believe in international diversification.

CONCLUSION

     WEBS  continue  to  attract   attention  from  the  media  and  retail  and
institutional   investors.   For  many,  WEBS  represent  an  easy,   relatively
inexpensive way to access any of 17 selected international equity markets.

     We hope you will continue to use the various WEBS Index Series in your portfolio and wish to thank you for your continued support and confidence in WEBS Index Fund, Inc.

     Sincerely,

     [/S/ Nathan Most]

     Nathan Most
     Chairman and President
     WEBS Index Fund, Inc.

================================================================================
INTRODUCTION

     The Investment Adviser for each WEBS Index Series is Barclays Global Fund Advisors. Each WEBS Index Series generally holds a representative sample of the securities in a corresponding MSCI Index (using an analytic technique known as "portfolio sampling"), as opposed to a full replication of the corresponding MSCI Index. Certain WEBS Index Series may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility to comply with diversification and other regulatory requirements. Portfolio sampling is a highly disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. No attempt is made to manage the WEBS Index Series using economic or market analysis.

     There are several important factors that should be kept in mind when reviewing the performance of each WEBS Index Series. First, the MSCI indices are unmanaged and, therefore, do not bear management, administration, distribution, transaction or other expenses, while the WEBS Index Series do incur such expenses, thereby impacting the performance of the WEBS Index Series.

     Second, because of the portfolio sampling approach discussed above, and the regulatory and other constraints imposed on its use (such as limits on investing in particular stocks imposed by the Internal Revenue Code ("IRC") and the need to comply with the Fund's concentration policy), the portfolio composition of each WEBS Index Series will vary from that of its benchmark MSCI Index. This may cause performance to vary positively or negatively from that of its corresponding MSCI Index during any period. For example, each WEBS Index Series must comply with the asset diversification tests of Subchapter M of the IRC at the end of each quarter of its taxable year. One of these tests generally requires that not more than 25% of the value of a WEBS Index Series' total assets may be invested in the securities of one single issuer (the "Single
Issuer Rule"). Another test generally precludes a WEBS Index Series, with respect to 50% of the value of its total assets, from having more than 5% of the value of its total assets invested in the securities of any one issuer (the "5/50 Rule").

     A third factor that causes performance of the WEBS Index Series to differ from that of their respective MSCI Indices is "revenue differential." The dividend revenues received by the WEBS Index Series differ from those of the MSCI Indices both in amount (principally as a result of the portfolio sampling techniques described above) and timing (the WEBS Index Series record dividend revenues on the "ex" dates of the underlying stocks while the MSCI Indices allocate annual dividend revenues evenly over a 12-month period). Also, the Australia, Austria and Germany WEBS Index Series are subject to withholding taxes at rates that are more favorable than the rates assumed by the benchmark MSCI Indices, and this factor may affect the relative performance of such WEBS Index Series. In addition, while the sole source of revenues for the MSCI Indices is dividends, the WEBS Index Series receive interest on uninvested cash and, in the case of most WEBS Index Series, revenues from the lending of portfolio securities.

     Another factor that affects the relative performance of the WEBS Index Series compared to their respective benchmark indices is known as "cash drag". "Cash drag" refers to the portion of a WEBS Index Series that is not invested in stocks. Cash and deferred organizational expenses are the principal "unequitized" assets of the WEBS Index Series. In contrast, the MSCI Indices are always invested in underlying stocks and thus do not reflect any "unequitized" assets.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  AUSTRALIA

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Australia WEBS Index Series was (2.15)%. The corresponding MSCI Index total return for the period was (1.00)%. The Australia WEBS Index Series under-performed the MSCI Australia Index total return by 1.15% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE AUSTRALIA WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Australia WEBS Index Series under-performed the MSCI Australia Index principally due to portfolio sampling. As a result of the Fund's need to comply with the 5/50 Rule, the Australia WEBS Index Series was underweight in the broadcasting and publishing sectors, which significantly outperformed the benchmark with a combined return of approximately 44%. The impact of expenses, revenue differential, and cash drag had smaller, negative effects on performance.
   WHAT MARKET CONDITIONS AFFECTED THE AUSTRALIA WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Economic activity in Australia grew moderately in late 1997 and early 1998. The "Asian flu" has yet to leave its mark fully on the Australian economy. Consumer spending was strong, due to the current low interest rate environment and rising consumer confidence. Inflation remained in check, and interest-rate sensitive sectors, such as housing continued to benefit from favorable monetary policy developments. Despite the new right-of-center liberal national coalition elected to power in March of 1996, unemployment remains at 8.6% as growth remains below the 4% pace needed to cut the jobless rate. Full-time employment is up sharply. Resource companies that export commodities such as coal, natural gas, and minerals have suffered due to the weakened Australian dollar, which hit a 3 1/2-year low against the U.S. dollar in October of 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            AUSTRALIA WEBS INDEX SERIES VS. THE MSCI AUSTRALIA INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

              Australia      MSCI
             WEBS Index   Australia
               Series       Index
   03/12/96    10,000      10,000
   05/31/96    10,523      10,588
   08/31/96    10,388      10,383
   11/30/96    11,238      11,232
   02/28/97    11,048      11,054
   05/31/97    11,545      11,519
   08/31/97    11,035      10,990
   11/30/97     9,862       9,750
   02/28/98    10,799      10,880

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          Australia WEBS Index Series          $10,799*
          MSCI Australia Index                 $10,880

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           -------        ---------
Australia WEBS Index Series                (2.26)%          3.98%
MSCI Australia Index                       (1.58)%          4.37%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Australia WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  AUSTRIA

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Austria WEBS Index Series was 7.9%. The corresponding MSCI Index total return for the period was 15.97%. The Austria WEBS Index Series under-performed the MSCI Austria Index total return by 8.07% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE AUSTRIA WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Austria WEBS Index Series under-performed the MSCI Austria Index for several reasons, principally portfolio sampling, revenue differential, the impact of expenses and cash drag. The need to comply with the Single Issuer Rule caused the Austria WEBS Index Series to be underweight compared to the Index by 7.7% in the Bank of Austria, which posted a 50% return for the six month period. This difference in portfolio composition was the predominant reason for the underperformance of the Austria WEBS Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE AUSTRIA WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Austria experienced a strong export-led recovery that helped offset the deflationary effects of recent budget cuts, made in large degree to comply with the Maastricht Treaty. The continued effort to privatize Austrian industry has also improved Austria's fiscal health. The export sector, strengthened by a favorable exchange rate and robust growth in both western and central Europe, stimulated increased business investment and, consequently, boosted consumer confidence. Accompanied by a stable price climate and a slow tightening of monetary conditions, the Austrian economy has been given ample room to grow. Inflation remains low at 1.2%, and the deficit in 1997 was around 3% of gross domestic product ("GDP"). Recent stability in the tourism and construction sectors has decreased their drag on the economy but these sectors are expected to continue, along with private consumption, to lag behind the rest of the economy.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              AUSTRIA WEBS INDEX SERIES VS. THE MSCI AUSTRIA INDEX


                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                      Austria        MSCI
                    WEBS Index     Austria
                      Series        Index
        03/12/96      10,000       10,000
        05/31/96      10,577       10,866
        08/31/96       9,661       10,073
        11/30/96       9,569       10,080
        02/28/97       9,401        9,848
        05/31/97       9,782       10,062
        08/31/97       9,764        9,928
        11/30/97       9,373        9,713
        02/28/98      10,535       11,513

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          Austria WEBS Index Series            $10,535*
          MSCI Austria Index                   $11,513

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           ------         ---------
Austria WEBS Index Series                  12.06%           2.68%
MSCI Austria Index                         16.92%           7.42%


------------------
* The chart assumes a hypothetical $10,000 initial investment in the Austria WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  BELGIUM

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Belgium WEBS Index Series was 14.71%. The corresponding MSCI Belgium Index total return for the period was 18.05%. The Belgium WEBS Index Series under-performed the MSCI Belgium Index total return by 3.34% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE BELGIUM WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Belgium WEBS Index Series under-performed the MSCI Belgium Index principally because of portfolio sampling, revenue differential, and the impact of expenses. Portfolio sampling had a negative effect on performance as a result of industry weighting differences between the Belgium WEBS Index Series and the MSCI Belgium Index. Due to the need to comply with the 5/50 Rule, the Belgium WEBS Index Series was overweight in two sectors that posted negative returns, metals which had a return of (10.96%) and miscellaneous materials which returned (5.58%).
   WHAT MARKET CONDITIONS AFFECTED THE BELGIUM WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The Belgian economy grew at a rate of 2% during 1997, and the positive trend in the growth rate is expected to continue throughout 1998. Demand-driven growth is expected to continue as consumer spending increases, due to increased investment and a strengthening labor market. Steady economic growth in Germany, France, and the Netherlands contributed to a rise in Belgian exports of 6.2% in 1997. The budget deficit dropped to 2.4% last year, well within the 3% target mandated by the Maastricht Treaty. The ratio of debt to GDP, while still high, is on a steady downward trend. Inflation fell during 1997, reaching a low of 0.40% in January 1998. Unemployment still remains high, as in many other European Union member countries, at a rate of approximately 13.9% of the population as of the end of February 1998.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              BELGIUM WEBS INDEX SERIES VS. THE MSCI BELGIUM INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                        Belgium        MSCI
                      WEBS Index     Belgium
                        Series        Index
         03/12/96       10,000       10,000
         05/31/96       10,288       10,237
         08/31/96       10,501       10,496
         11/30/96       10,915       11,107
         02/28/97       11,204       11,595
         05/31/97       11,877       12,172
         08/31/97       11,474       11,662
         11/30/97       12,002       12,385
         02/28/98       13,161       13,768

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          Belgium WEBS Index Series           $13,161*
          MSCI Belgium Index                  $13,768

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           ------         ---------
Belgium WEBS Index Series                  17.47%          14.96%
MSCI Belgium Index                         18.74%          17.62%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Belgium WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  CANADA

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Canada WEBS Index Series was 6.45%. The corresponding MSCI Canada Index total return for the period was 6.79%. The Canada WEBS Index Series under-performed the MSCI Canada Index total return by 0.34% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE CANADA WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Canada WEBS Index Series under-performed the MSCI Canada Index for several reasons, principally the impact of expenses and cash drag. Portfolio sampling and revenue differential had an overall positive effect on performance, but only partially offset the negative effect of the other factors.
   WHAT MARKET CONDITIONS AFFECTED THE CANADA WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Canada's economy grew by 3.8% in 1997, continuing a trend in growth that has been sustained for five consecutive quarters. Expansion was supported by favorable monetary policy, healthy employment gains, low inflation, a strong fiscal position, and increased U.S. demand for exports. Both an increase in consumer spending and sharply higher business investment led to strong domestic demand. While the housing sector remained above its year-ago level, the trade sector showed a decline of 0.5% in the merchandise trade surplus, due to an increase in imports, restraining overall output growth in the third quarter. Domestic demand is driving, in large part, the growth in imports. Interest rates are expected to remain at current levels with tapered levels of growth and low inflation. Canada is once again in a position for continued economic growth and a budget surplus is projected for this year.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               CANADA WEBS INDEX SERIES VS. THE MSCI CANADA INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                      Canada         MSCI
                    WEBS Index      Canada
                      Series         Index
       03/12/96       10,000        10,000
       05/31/96       10,639        10,682
       08/31/96       10,463        10,521
       11/30/96       12,546        12,652
       02/28/97       12,569        12,713
       05/31/97       13,183        13,389
       08/31/97       13,445        13,745
       11/30/97       13,165        13,438
       02/28/98       14,312        14,679

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          Canada WEBS Index Series            $14,312*
          MSCI Canada Index                   $14,679

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           ------         ---------
Canada WEBS Index Series                   13.86%          19.96%
MSCI Canada Index                          15.47%          21.51%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Canada WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  FRANCE

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the France WEBS Index Series was 21.59%. The corresponding MSCI France Index total return for the period was 22.46%. The France WEBS Index Series under-performed the MSCI France Index total return by 0.87% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FRANCE WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The France WEBS Index Series under-performed the MSCI France Index for several reasons, principally the impact of expenses, revenue differential and cash drag. The negative effect of these factors was reduced to a limited extent by the positive impact of portfolio sampling.
   WHAT MARKET CONDITIONS AFFECTED THE FRANCE WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The French GDP grew by 2.5% in 1997, while inflation was 1.2%, the lowest level seen since the 1950's. The government deficit was 3% of GDP in 1997. Unemployment, while still high, dropped significantly in December of 1997, indicating a downward trend. As employment numbers improved, consumer spending increased, which led to a significant rise in import consumption. However, foreign demand for French cars stimulated car exports to record levels. Consumer spending is expected to continue this trend, acting as the main catalyst for the French recovery. Additionally, corporate investment has increased dramatically. Due to record low inflation together with significant excess capacity, no change is anticipated in current monetary policy.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               FRANCE WEBS INDEX SERIES VS. THE MSCI FRANCE INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                 France         MSCI
               WEBS Index      France
                 Series         Index
  03/12/96       10,000        10,000
  05/31/96       10,668        10,701
  08/31/96       10,495        10,371
  11/30/96       11,855        11,766
  02/28/97       12,177        12,210
  05/31/97       11,921        11,975
  08/31/97       12,237        12,194
  11/30/97       12,878        12,848
  02/28/98       14,880        14,933

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          France WEBS Index Series            $14,880*
          MSCI France Index                   $14,933

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           ------         ---------
France WEBS Index Series                   22.19%          22.35%
MSCI France Index                          22.30%          22.58%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the France WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  GERMANY

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Germany WEBS Index Series was 16.98%. The corresponding MSCI Germany Index total return for the period was 18.22%. The Germany WEBS Index Series under-performed the MSCI Germany Index total return by 1.24% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE GERMANY WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Germany WEBS Index Series under-performed the MSCI Germany Index because of the impact of expenses, revenue differential, cash drag, and portfolio sampling .
   WHAT MARKET CONDITIONS AFFECTED THE GERMANY WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The German economy continued to show signs of strength in 1997 despite continued labor problems. Unemployment rose to a new record high in January 1998, at 12.8%. There was continued unrest among the trade unions, with protest marches taking place throughout the country. Employment numbers showed signs of bottoming in November of 1997 suggesting that the unemployment situation is starting to respond, albeit slowly, to the economic recovery of 1997. Rising capacity utilization rates, together with a significant decline in unit labor costs over the past two years, should produce an increase in employment in 1998 --the first in six years. Domestic demand, both capital and consumer, is expected to replace exports as the driving force in Germany's economic recovery. Capital spending has already surged in early 1998 in response to the high rate of capacity utilization and rising profits. Consumers have been driving a miniature consumption boom, accelerating purchases of consumer durables before a value added tax hike goes into effect on April 1, 1998. The Bundesbank clearly signaled that it would take a proactive role in monetary policy, announcing an M3 money supply target range of 3% to 6% for 1998. M3 money supply includes the money consumers use for ordinary purchases of goods and services (M1), time deposits, money market funds, overnight repurchase agreements (M2) and time deposits of more than $100,000 and repurchase agreements with terms longer than one day. It is expected that the Bundesbank will raise rates around the time of the European Monetary Union ("EMU") participants' meeting in May of 1998.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              GERMANY WEBS INDEX SERIES VS. THE MSCI GERMANY INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                        Germany       MSCI
                      WEBS Index     Germany
                        Series        Index
          03/12/96      10,000       10,000
          05/31/96       9,955        9,984
          08/31/96      10,399       10,451
          11/30/96      10,918       11,034
          02/28/97      11,291       11,476
          05/31/97      12,176       12,376
          08/31/97      12,533       12,778
          11/30/97      12,948       13,240
          02/28/98      14,661       15,107

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          Germany WEBS Index Series          $14,661*
          MSCI Germany Index                 $15,107

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           ------         ---------
Germany WEBS Index Series                  29.84%          21.44%
MSCI Germany Index                         31.64%          23.30%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Germany WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  HONG KONG

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Hong Kong WEBS Index Series was (24.36)%. The corresponding MSCI Hong Kong Index total return for the period was (21.94)%. The Hong Kong WEBS Index Series under-performed the MSCI Hong Kong Index total return by 2.42% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE HONG KONG WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Hong Kong WEBS Index Series under-performed the MSCI Hong Kong Index principally as a result of portfolio sampling. Due to the need to comply with the 5/50 Rule, the Hong Kong WEBS Index Series was overweight in the real estate sector, which posted a negative return of 29.72%. The impact of expenses, revenue differential, and cash drag had smaller, negative effects on performance.
   WHAT MARKET CONDITIONS AFFECTED THE HONG KONG WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Hong Kong made international headlines as China assumed control of the former British possession in July of 1997. While it is impossible to pinpoint the economic effects of this political change, the transition appeared to have little impact on the economy. During 1997, Hong Kong's economy felt the effects of its neighbors' woes. Tourism is suffering from weakened currencies in Southeast Asia, Korea, and Japan, which historically have accounted for 35% of Hong Kong's tourism revenue. Decreased tourism has also negatively affected Hong Kong's retail and hospitality industries. In November 1997, manufacturers saw a 9% decline in orders from the prior month, with the plastics, electronics and electrical industries being the hardest hit. At the same time, the printing and publishing industries recorded an increase in orders of 14%. Climbing unemployment indicated a slowing economy, edging up to 2.5% in late 1997 and inflation was also somewhat high at 5.8%. The government raised interest rates in late 1997 to defend the Hong Kong dollar's peg to the US dollar, as Hong Kong became a target of currency speculation. While GDP in 1997 grew by 5.5%, the highest growth since 1993, it is showing signs of slowing down in 1998.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            HONG KONG WEBS INDEX SERIES VS. THE MSCI HONG KONG INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:


                          Hong Kong      MSCI
                         WEBS Index    Hong Kong
                           Series       Index
             03/12/96      10,000      10,000
             05/31/96      10,826      10,817
             08/31/96      10,322      10,415
             11/30/96      12,418      12,543
             02/28/97      11,868      12,190
             05/31/97      12,609      13,030
             08/31/97      12,159      12,645
             11/30/97       9,006       9,437
             02/28/98       9,197       9,871

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          Hong Hong WEBS Index Series          $9,197*
          MSCI Hong Kong Index                 $9,871

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                          --------        ---------
Hong Kong WEBS Index Series               (22.51)%         (4.16)%
MSCI Hong Kong Index                      (19.03)%         (0.66)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Hong Kong WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  ITALY

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Italy WEBS Index Series was 34.29%. The corresponding MSCI Italy Index total return for the period was 34.48%. The Italy WEBS Index Series under-performed the MSCI Italy Index total return by 0.19% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE ITALY WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Italy WEBS Index Series slightly under-performed the MSCI Italy Index for several reasons, principally the impact of expenses, revenue differential and cash drag. Portfolio sampling had a net positive effect on performance. Due to the need to comply with the 5/50 Rule, the Italian WEBS Index Series was overweight in two sectors that posted positive returns, banking which had a return of 68.46% and automotive which returned 12.2%.
   WHAT MARKET CONDITIONS AFFECTED THE ITALY WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   As Italy makes its case to join the EMU, real growth in 1997 was 1.5%, with a strong fourth quarter rate of 2.8%. However, the growth was narrow, driven by the government's auto-replacement program, in which 10-year old cars are turned in for cash. As a result, new car sales were up dramatically, with car registrations up 75% in September. The budget deficit represented 2.7% of GDP, well within the Maastricht target. General government debt declined in 1997, due to significant privatization revenues and unexpected tax revenues. Short-run growth in the consumer price index ("CPI") has continued at an annual rate of approximately 2% for the last five months of 1997, with year on year inflation increasing to 1.6% in December. Industrial production figures showed growth at the end of 1997, with the year on year growth rate at 8.1%, up from 4.9% in November. Due to its growth rate being the slowest in the European Union, Italy's fiscal policy is expected to be less restrictive, with the Bank of Italy cutting interest rates and stimulating economic growth. The Italian lira is strong, stimulated by investor demand for high-yielding Italian bonds. Rising confidence and real wages are expected to boost consumer demand, with increased capital spending not far behind.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                ITALY WEBS INDEX SERIES VS. THE MSCI ITALY INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                        Italy         MSCI
                      WEBS Index      Italy
                        Series        Index
         03/12/96       10,000       10,000
         05/31/96       11,226       11,207
         08/31/96       10,411       10,333
         11/30/96       11,272       11,205
         02/28/97       11,151       11,102
         05/31/97       11,438       11,408
         08/31/97       12,845       12,862
         11/30/97       14,256       14,173
         02/28/98       17,250       17,297

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          Italy WEBS Index Series             $17,250*
          MSCI Italy Index                    $17,297

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           ------         ---------
Italy WEBS Index Series                    54.68%          31.88%
MSCI Italy Index                           55.81%          32.07%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Italy WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  JAPAN

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Japan WEBS Index Series was (13.63)%. The corresponding MSCI Japan Index total return for the period was (13.46)%. The Japan WEBS Index Series under-performed the MSCI Japan Index total return by 0.17% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE JAPAN WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Japan WEBS Index Series slightly under-performed the MSCI Japan Index due to the impact of expenses. Although portfolio sampling and cash drag had positive effects on performance, they only partially offset the negative impact of expenses.
   WHAT MARKET CONDITIONS AFFECTED THE JAPAN WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The Japanese economy found no relief in 1997 from the woes it has experienced for the last seven years. The benchmark Nikkei Stock Average sank 4.2% on November 7, falling below the 16,000-point level for the first time in more than two years, and it finished the year at a low not seen since 1985. The decline wiped out unrealized stock gains in the portfolios of seven of Japan's top 20 banks, fueling a pessimistic outlook on the financial crisis. By the end of 1997, three major financial institutions had collapsed amidst overwhelming debt:
Sanyo Securities, Hokkaido Takushoku Bank, and Yamaichi Securities. The Fund held shares of Yamaichi, which it subsequently sold upon hearing the news of the bankruptcy. Yamaichi left behind $23 billion in debt, Japan's largest bankruptcy ever. Bankruptcies are no longer newsworthy as banks tighten credit and enforce tougher regulatory requirements. Consumers, anticipating a recession and reeling from increases in taxes and medical fees, have cut spending considerably. Retail sales in November of 1997 dropped 4.7% from a year earlier, the largest drop since 1955. Industrial production has also dropped. While Asia needs an economic leader to anchor any future recovery, Japan has been unable to take on that role, actually cutting new investment in Thailand, Malaysia, Indonesia and the Philippines by 29% over the summer. The economic trials of Japan's neighbors continue to raise concerns over profit levels for the big Japanese exporters.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                JAPAN WEBS INDEX SERIES VS. THE MSCI JAPAN INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                        Japan       MSCI
                     WEBS Index     Japan
                       Series       Index
         03/12/96      10,000      10,000
         05/31/96      10,548      10,596
         08/31/96       9,689       9,720
         11/30/96       9,527       9,561
         02/28/97       8,060       8,117
         05/31/97       8,959       9,033
         08/31/97       8,529       8,596
         11/30/97       7,169       7,206
         02/28/98       7,366       7,438

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          Japan WEBS Index Series             $7,366*
          MSCI Japan Index                    $7,438

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           -------        ---------
Japan WEBS Index Series                    (8.60)%        (14.37)%
MSCI Japan Index                           (8.36)%        (13.95)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Japan WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  MALAYSIA (FREE)

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Malaysia (Free) WEBS Index Series was (21.79)%. The corresponding MSCI Malaysia
(Free) Index total return for the period was (23.42)%. The Malaysia (Free) WEBS Index Series out-performed the MSCI Malaysia (Free) Index total return by 1.63% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE MALAYSIA (FREE) WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Malaysia (Free) WEBS Index Series out-performed the MSCI Malaysia (Free) Index due to portfolio sampling, and to a lesser extent because of cash drag and revenue differential. These factors more than offset the negative impact of expenses. As a result of the 5/50 Rule, the Malaysia (Free) WEBS Index Series was under-weighted in the multi-industry sector, which had a negative return of 44.85%.
   WHAT MARKET CONDITIONS AFFECTED THE MALAYSIA (FREE) WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Malaysia found itself squarely in the center of the Asian economic crisis of 1997. The Malaysian ringit suffered tremendously in the wake of the Thai baht crisis. During the third quarter, the ringit hit an all-time low, falling 28.43% against the US dollar, and the stock market nearly collapsed, losing (41.62)% during the same time period. With the banking sector debt at 165% of 1997 GDP, the Malaysian economy is in need of relief. Interest rates have moved steadily upward since the third quarter of 1997, and the economy has slowed considerably. The four factors of high leverage, slowing economic activity, rising interest rates and a weakening exchange rate have put a strain on the banking system. During the first quarter of 1998, the Malaysian government approached the International Monetary Fund for help in stabilizing its volatile economy and shoring up its weak financial system.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MALAYSIA (FREE) WEBS INDEX SERIES VS. THE MSCI MALAYSIA (FREE) INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                 Malaysia (Free)      MSCI
                   WEBS Index     Malaysia (Free)
                     Series           Index
       03/12/96      10,000          10,000
       05/31/96      10,498          10,562
       08/31/96      10,428          10,512
       11/30/96      11,237          11,365
       02/28/97      11,834          12,172
       05/31/97      10,141          10,411
       08/31/97       6,237           6,385
       11/30/97       3,713           3,687
       02/28/98       4,877           4,890

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                                      Value
                                                February 28, 1998
                                                -----------------
          Malaysia (Free) WEBS Index Series          $4,877*
          MSCI Malaysia (Free) Index                 $4,890

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE            SINCE
                                               YEAR          INCEPTION
                                             --------        ---------
Malaysia (Free) WEBS Index Series            (58.79)%        (30.55)%
MSCI Malaysia (Free) Index                   (59.83)%        (30.45)%

------------------
*    The chart assumes a hypothetical $10,000 initial investment in the Malaysia
     (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  MEXICO (FREE)

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Mexico (Free) WEBS Index Series was (2.32)%. The corresponding MSCI Mexico
(Free) Index total return for the period was (1.13)%. The Mexico (Free) WEBS Index Series under-performed the MSCI Mexico Index total return by 1.19% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE MEXICO (FREE) WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Mexico (Free) WEBS Index Series under-performed the MSCI Mexico (Free) Index principally due to the impact of expenses and portfolio sampling.
   WHAT MARKET CONDITIONS AFFECTED THE MEXICO (FREE) WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Mexico continued on the recovery track it had begun in 1996. After its economic disaster of 1995, when the economy contracted by 6%, the Mexican economy is being held up as a model of recovery for those Asian economies now suffering similar difficulties. 1997 marked Mexico's highest annual growth rate in 16 years, exceeding 7%. The Mexican peso, depreciating about 6% during October, has since traded in a tight range to the US dollar. Private consumption grew 5% in 1997, and inflation fell for the 22nd consecutive month, to an annual rate of 16%. The current account deficit was at 1.60% last year. Privatization, which gained momentum in 1996, saw the selling off of the Northeast Railroad. Other assets targeted for sale include ports, airports and electrical energy, relieving the Mexican government of responsibility for these infrastructures. The Institutional Revolutionary Party ("IRP") lost their overall majority in the Lower House in the July elections, resulting in increased volatility in Congress. However, given the presidential elections in 2000, the opposition parties are finding common ground, illustrated by approval of the 1998 budget.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MEXICO (FREE) WEBS INDEX SERIES VS. THE MSCI MEXICO (FREE) INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                      Mexico (Free)     MSCI
                       WEBS Index    Mexico (Free)
                         Series         Index
          03/12/96       10,000        10,000
          05/31/96       11,618        11,617
          08/31/96       11,592        11,736
          11/30/96       11,311        11,489
          02/28/97       12,820        13,254
          05/31/97       13,283        13,818
          08/31/97       15,675        16,321
          11/30/97       15,892        16,774
          02/28/98       15,311        16,136

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                                    Value
                                              February 28, 1998
                                              -----------------
          Mexico (Free) WEBS Index Series          $15,311*
          MSCI Mexico (Free) Index                 $16,136

                           AVERAGE ANNUAL TOTAL RETURN
                                          ONE YEAR      SINCE INCEPTION
                                          --------      ---------------
Mexico (Free) WEBS Index Series            19.43%           24.14%
MSCI Mexico (Free) Index                   21.74%           27.49%

------------------
*    The chart assumes a hypothetical  $10,000 initial  investment in the Mexico
     (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  NETHERLANDS

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Netherlands WEBS Index Series was 18.08%. The corresponding MSCI Netherlands Index total return for the period was 17.66%. The Netherlands WEBS Index Series out-performed the MSCI Netherlands Index total return by 0.42% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE NETHERLANDS WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Netherlands WEBS Index Series out-performed the MSCI Netherlands Index principally because of differences in industry weightings, specifically in the energy sector, as a result of the Single Issuer Rule. This positive effect was partially offset by the impact of expenses, revenue differential, and cash drag.
   WHAT MARKET CONDITIONS AFFECTED THE NETHERLANDS WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Continuing the growth trend of the last seven years, the Dutch economy grew at a rate of 3.25% in 1997. The Netherlands' bid for membership in the EMU is very likely to be successful, since its economy is admired by its European counterparts due to its high growth, deficit reduction and low unemployment. The Netherlands' only significant weakness is its high debt ratio, which was over 60% in 1997, but has been trending down since 1995. The Netherlands' economic stability is due to the key role of agricultural produce in the export mix, particularly to Germany. Exports make up almost 55% of the Dutch GDP. However, 1997 saw a sharp increase in demand for imports and a decrease in the export trade balance due in part to higher domestic consumption and investment spending. Inflation was about 2.2% for 1997, 0.75% higher than the EU average. With output growth projected to remain strong, there is upward pressure on inflation. Moderate wage growth has resulted from cooperation between the government, trade unions, and employers. Unlike many other European countries, the Dutch labor market is remarkably flexible, using a deregulated labor market similar to that of the U.S. while still retaining a European-style social safety net. Current interest rates are low, but as interest rates in Germany are expected to climb, forecasts show a modest tightening of monetary policy in the Netherlands as well.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NETHERLANDS WEBS INDEX SERIES VS. THE MSCI NETHERLANDS INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                           Netherlands        MSCI
                           WEBS Index      Netherlands
                             Series           Index
             03/12/96        10,000          10,000
             05/31/96        11,113          10,941
             08/31/96        11,118          10,974
             11/30/96        12,259          12,255
             02/28/97        12,934          12,949
             05/31/97        13,825          13,960
             08/31/97        14,237          14,680
             11/30/97        14,728          15,146
             02/28/98        16,811          17,273

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          Netherlands WEBS Index Series       $16,811*
          MSCI Netherlands Index              $17,273

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE            SINCE
                                               YEAR          INCEPTION
                                              ------         ---------
Netherlands WEBS Index Series                 29.97%          30.17%
MSCI Netherlands Index                        33.40%          31.98%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Netherlands WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  SINGAPORE (FREE)

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Singapore (Free) WEBS Index Series was (20.32)%. The corresponding MSCI Singapore (Free) Index total return for the period was (14.12)%. The Singapore
(Free) WEBS Index Series under-performed the MSCI Singapore (Free) Index total return by 6.20% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SINGAPORE (FREE) WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Singapore  (Free) WEBS Index Series  under-performed  the MSCI  Singapore
(Free) Index primarily because of portfolio sampling. Due to compliance with the 5/50 Rule, the Singapore (Free) WEBS Index Series was under-weighted, as compared to the MSCI Singapore (Free) Index, in the telecommunications sector, which had a total return of 28% for the period. Expenses and revenue differential contributed to the under-performance to a much lesser extent than portfolio sampling, while cash drag exerted a modest positive influence on performance.
   WHAT MARKET CONDITIONS AFFECTED THE SINGAPORE (FREE) WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Surrounded by countries which succumbed to the so-called Asian "flu," Singapore held its own, finishing 1997 with a growth rate of 6.2%. While resistant, Singapore appears not to be totally immune. In the third quarter of 1997, the economy was showing signs of a slowdown, with retail sales falling three months in a row. Hardest hit were sales of motor vehicles and textiles/apparel. Since July 1, 1997, the Singapore dollar has fallen 16%, yet some feel that the Singapore dollar is still overvalued by 10% against the currencies of its neighbors, which threatens to dampen trade. The stock market slumped amid concerns about banks in Singapore and their exposure to Indonesia and Malaysia. More than 17% of Singapore bank loans are in the economies of Malaysia, Indonesia, Thailand, the Philippines and South Korea. Because Singapore's economy is so dependent on these other countries in its shipping, tourism, oil refinement and health care sectors, the economy is showing signs of stalling. Some 1998 forecasts for private-sector growth are actually at 0%. Even the finance sector, which accounted for 11% of GDP in 1997, is expected to see little growth. Singapore's economy is extremely open, with the import content of domestic expenditure at 60% and non-oil exports at 70%. Singapore is therefore particularly susceptible to large swings in exchange rates, such as those seen in late 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SINGAPORE (FREE) WEBS INDEX SERIES VS. THE MSCI SINGAPORE (FREE) INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                         Singapore        MSCI
                        (Free) WEBS     Singapore
                       Index Series    (Free)Index
       03/12/96          10,000          10,000
       05/31/96           9,714           9,692
       08/31/96           9,327           9,196
       11/30/96           9,548           9,358
       02/28/97           9,720           9,670
       05/31/97           9,073           8,986
       08/31/97           7,137           6,961
       11/30/97           6,066           6,223
       02/28/98           5,687           5,978

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                                      Value
                                                February 28, 1998
                                                -----------------
          Singapore (Free) WEBS Index Series          $5,687*
          MSCI Singapore (Free) Index                 $5,978

                           AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                              --------        ---------
Singapore (Free) WEBS Index Series            (41.50)%        (24.92)%
MSCI Singapore (Free) Index                   (38.18)%        (22.99)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Singapore (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  SPAIN

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Spain WEBS Index Series was 35.68%. The corresponding MSCI Spain Index total return for the period was 36.90%. The Spain WEBS Index Series under-performed the MSCI Spain Index total return by 1.22% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SPAIN WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Spain WEBS Index Series under-performed the MSCI Spain Index because of the impact of expenses, portfolio sampling and cash drag.
   WHAT MARKET CONDITIONS AFFECTED THE SPAIN WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Like many of its European neighbors trying to improve themselves for the EMU, Spain enjoyed a healthy growth rate of 3.4% in 1997, up from 2.3% in 1996. This strong showing is attributable to the private consumption component of the economy, with Spain being the first European country to achieve a demand-driven recovery. The combination of 3% employment growth, rising real disposable income, and lower interest rates were all factors in the increase in consumption. Low interest rates drove a spending boom on durable goods, and mortgage payments have decreased, giving homeowners more disposable income. On a quarter-by-quarter basis, however, consumption is decelerating, raising expectations that inflation will continue to be low. Unemployment is still the highest in Europe at 20%, yet consumer confidence is at its highest in years. The deficit has been reduced to 2.6% of GDP, down from 6.6% in 1995, due to economic growth and increased employment. Strong imports drove a negative net trade balance in the fourth quarter, although exports are still quite strong. Spain's greatest challenge will be to increase the flexibility of its labor markets.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                SPAIN WEBS INDEX SERIES VS. THE MSCI SPAIN INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                   Spain           MSCI
                WEBS Index        Spain
                  Series          Index
03/12/96          10,000         10,000
05/31/96          10,640         10,747
08/31/96          10,845         10,917
11/30/96          12,361         12,508
02/28/97          12,893         13,066
05/31/97          15,229         15,497
08/31/97          15,092         15,379
11/30/97          16,471         16,845
02/28/98          20,478         21,053

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                            Value
                                      February 28, 1998
                                      -----------------
          Spain WEBS Index Series          $20,478*
          MSCI Spain Index                 $21,053

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE            SINCE
                                               YEAR          INCEPTION
                                              ------         ---------
Spain WEBS Index Series                       58.82%          43.88%
MSCI Spain Index                              61.14%          45.93%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Spain WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  SWEDEN

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Sweden WEBS Index Series was 10.15%. The corresponding MSCI Sweden Index total return for the period was 11.72%. The Sweden WEBS Index Series under-performed the MSCI Sweden Index total return by 1.57% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SWEDEN WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Sweden WEBS Index Series under-performed the MSCI Sweden Index primarily because of the impact of expenses and revenue differential. Portfolio sampling and cash drag also had smaller negative impacts on performance.
   WHAT MARKET CONDITIONS AFFECTED THE SWEDEN WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Sweden is in the midst of a cyclical upturn, with a 1997 GDP growth rate of 2.3%, and a forecast of 3.1% growth in 1998. The 1997 growth was split evenly between domestic demand and net exports. The deficit, at 1.9% of GDP in 1997, is expected to revert to a balance in 1998. As the economy continues to improve, Sweden has seen an improvement in its unemployment rate, which is currently at 8.1%. Unemployment is expected to fall even further by the end of 1998, perhaps down to around 6.5%. Inflation was 1.9% for 1997, leading to expectations of tighter monetary policy by the Riksbank in 1998. Long yields are expected to absorb most of the prospective tightening of monetary policy. Overall, Sweden's fiscal situation continues to improve, with the deficit ratio equivalent to 1.6% of GDP in 1997, contrasted to a 1994 ratio of 10.3%.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               SWEDEN WEBS INDEX SERIES VS. THE MSCI SWEDEN INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                               Sweden         MSCI
                             WEBS Index      Sweden
                               Series         Index
               03/12/96        10,000        10,000
               05/31/96        10,976        10,805
               08/31/96        11,413        11,200
               11/30/96        13,163        12,989
               02/28/97        13,357        13,344
               05/31/97        13,840        13,806
               08/31/97        14,847        14,856
               11/30/97        15,236        15,310
               02/28/98        16,353        16,596

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          Sweden WEBS Index Series            $16,353*
          MSCI Sweden Index                   $16,596

                           AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                               ------         ---------
Sweden WEBS Index Series                       22.43%          28.37%
MSCI Sweden Index                              24.37%          29.33%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Sweden WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  SWITZERLAND

   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the Switzerland WEBS Index Series was 26.32%. The corresponding MSCI Switzerland Index total return for the period was 35.61%. The Switzerland WEBS Index Series under-performed the MSCI Switzerland Index total return by 9.29% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SWITZERLAND WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The Switzerland WEBS Index Series under-performed the MSCI Switzerland Index largely due to portfolio sampling. The Switzerland WEBS Index Series is affected by many restrictive regulatory constraints on investing. Because of these restrictions, especially the 5/50 Rule, the Switzerland WEBS Index Series had substantially different weightings in many industry sectors when compared to the MSCI Switzerland Index. Some of the largest divergences are in the banking and the food and household sectors. These sectors were under-weighted compared to the MSCI Switzerland Index by approximately 7.27% and 8.32%, respectively. The banking sector returned 47.61% and the food and household sector returned 46.05% during the six-month period. This accounted for a substantial amount of the variance in performance to the corresponding MSCI Index. Expenses, revenue differential, and cash drag had less negative impacts to the performance.
   WHAT MARKET CONDITIONS AFFECTED THE SWITZERLAND WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The falling Swiss franc helped Switzerland post the first real GDP growth since 1990, at 0.5% for 1997. The growth was driven by a strong demand for exports, which jumped 8.2% since the second quarter of the prior year period. This increased demand was due to similar economic recoveries in the rest of Europe, which consumes 62% of Switzerland's exports. Net exports made a small positive contribution to growth. Strong export sectors are chemicals, pharmaceuticals, and watchmakers. Although Asia accounts for 13% of its exports, Switzerland has not experienced much fallout from the Asian crisis to date. In contrast, domestic demand remains weak with a growth rate of 0.25%, and consumer confidence is continuing at low levels. Consumption growth was also slow at 1% for 1997. Capital investment declined in 1997, falling by 2.75%. Inflationary pressures remain low, with annual consumer price inflation in January 1998 at 0.1%, the lowest rate since 1986. The inflation rate for 1997 as a whole was 0.5%. The Organization of Economic Cooperation and Development ("OECD"), estimates that the output gap (i.e. the difference between peak capacity and actual output) in Switzerland was almost 5% of GDP in 1997, reflecting significant capacity in Switzerland at present. Nominal short-term interest rates have fallen to 1.25%. Once growth is established, the Swiss National Bank is expected to return to a neutral monetary policy. The biggest worry for the future is the success of monetary union in Europe. If the EMU does not go smoothly, a panic flight to the Swiss franc could result in significant appreciation, causing the economy to lapse into a recession.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SWITZERLAND WEBS INDEX SERIES VS. THE MSCI SWITZERLAND INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

                   Switzerland       MSCI
                    WEBS Index    Switzerland
                      Series         Index
     03/12/96         10,000        10,000
     05/31/96          9,751         9,617
     08/31/96         10,260        10,319
     11/30/96         10,093        10,125
     02/28/97         10,210        10,347
     05/31/97         11,879        12,050
     08/31/97         11,972        11,998
     11/30/97         12,927        13,557
     02/28/98         15,124        16,271

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                               Value
                                         February 28, 1998
                                         -----------------
          Switzerland WEBS Index Series       $15,124*
          MSCI Switzerland Index              $16,271

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE            SINCE
                                               YEAR          INCEPTION
                                              ------         ---------
Switzerland WEBS Index Series                 48.13%          23.37%
MSCI Switzerland Index                        57.25%          28.03%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Switzerland WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  UNITED KINGDOM
   PERFORMANCE REVIEW
   For the six-month period ended February 28, 1998 the total return of the United Kingdom WEBS Index Series was 21.01%. The corresponding MSCI United Kingdom Index total return for the period was 22.25%. The United Kingdom WEBS Index Series under-performed the MSCI United Kingdom Index total return by 1.24% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE UNITED KINGDOM WEBS INDEX SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998?
   The United Kingdom WEBS Index Series under-performed the MSCI United Kingdom Index as a result of the impact of expenses, portfolio sampling and cash drag. Revenue differential had a positive effect on performance, but only partially offset the negative factors.
   WHAT MARKET CONDITIONS AFFECTED THE UNITED KINGDOM WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   With a GDP growth rate of 3.5% for 1997, Britain sustained a fifth straight year of growth. Fortunately for consumers, the inflation rate was below that of economic growth. Britain's economy has sparked some fears of inflation, however, given the tightness of the labor market. The unemployment rate in 1997 was at 5.5%. Accordingly, the Bank of England raised interest rates in five quarter-point moves between May and November. The specter of inflation continued into early 1998, creating public debate over the necessity of further rate hikes. The consensus is that the economy is now slowing. Industrial production slowed in both November and December of 1997. Consumer spending was less robust than in 1996 and rising interest rates have increased mortgage payments as most mortgage-holders pay variable rates. The strength of sterling, which is about 25% higher than in mid-1996, is expected to lead to a surge of imports, which, along with the Asian crisis, is expected to have a dampening effect on British exports. Fiscal policy remained unchanged in early 1998, due to these slowdowns, and manufacturing output continued to fall in early 1998, putting off any imminent interest rate hikes. Consumer confidence could stimulate the economy since the aggregate household balance sheet is strong.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE UNITED KINGDOM WEBS INDEX SERIES VS. THE MSCI UNITED KINGDOM INDEX

                                [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW:

              United Kingdom       MSCI
               WEBS Index     United Kingdom
                 Series           Index
03/12/96         10,000          10,000
05/31/96         10,470          10,521
08/31/96         11,040          11,078
11/30/96         12,417          12,548
02/28/97         12,767          12,996
05/31/97         13,805          13,986
08/31/97         14,405          14,601
11/30/97         15,051          15,340
02/28/98         17,432          17,851

            ---------------------------------------------------------
            Past performance is not predictive of future performance
            ---------------------------------------------------------

                                                   Value
                                             February 28, 1998
                                             -----------------
          United Kingdom WEBS Index Series        $17,432*
          MSCI United Kingdom Index               $17,851

                           AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                               ------         ---------
United Kingdom WEBS Index Series               36.54%          32.59%
MSCI United Kingdom Index                      37.36%          34.20%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the United Kingdom WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  AUSTRALIA WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.64%
 119,700   Email Limited                            $  269,120
                                                    ----------
           BANKING                        20.41%
 378,000   National Australia Bank Limited           5,227,887
 483,000   Westpac Banking Corporation
             Limited                                 3,349,911
                                                    ----------
                                                     8,577,798
                                                    ----------
           BEVERAGES & TOBACCO             7.77%
 216,300   Coca-Cola Amatil Limited                  1,864,170
 632,100   Foster's Brewing Group
             Limited                                 1,399,612
                                                    ----------
                                                     3,263,782
                                                    ----------
           BROADCASTING & PUBLISHING      11.60%
 548,100   News Corporation Limited                  3,491,482
 252,000   News Corporation
             Limited - Preferred                     1,382,085
                                                    ----------
                                                     4,873,567
                                                    ----------
           BUILDING MATERIALS &
             COMPONENTS                    7.43%
 350,700   Boral Limited                               850,598
 289,800   CSR Limited                                 961,536
 136,500   James Hardie Industries Limited             424,068
 306,600   Pioneer International Limited               887,768
                                                    ----------
                                                     3,123,970
                                                     ----------
           BUSINESS & PUBLIC SERVICES      3.25%
  65,100   Brambles Industries Limited               1,366,061
                                                    ----------
           CHEMICALS                       1.40%
  86,100   Orica Limited                               586,599
                                                    ----------
           CONSTRUCTION & HOUSING          0.35%
  37,800   Leighton Holdings Limited                   148,081
                                                    ----------
           ENERGY SOURCES                 13.72%
 519,750   Broken Hill Proprietary Company
             Limited                                 5,134,532
 163,800   Santos Limited                              629,965
                                                    ----------
                                                     5,764,497
                                                    ----------
           FOOD & HOUSEHOLD PRODUCTS       1.54%
 151,200   Burns Philp & Company Limited*               24,723
 359,100   Goodman Fielder Limited                     621,423
                                                    ----------
                                                       646,146
                                                    ----------
           FOREST PRODUCTS & PAPER         1.81%
 174,300   Amcor Limited                               761,191
                                                    ----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           GOLD MINES                      1.64%
  84,000   Newcrest Mining Limited*                 $  112,742
 378,000   Normandy Mining Limited                     375,996
  65,100   Plutonic Resources Limited                  201,804
                                                    ----------
                                                       690,542
                                                    ----------
           LEISURE & TOURISM               0.23%
 199,500   Crown Limited*                               95,144
                                                    ----------
           MERCHANDISING                   3.94%
 319,200   Coles Myer Limited                        1,657,129
                                                    ----------
           METALS - NON FERROUS            7.44%
 449,400   Mount Isa Mines Holdings Limited            251,064
 224,700   North Limited                               610,515
  58,800   RGC Limited                                  80,121
  90,300   Rio Tinto Limited                         1,186,132
 294,000   WMC Limited                                 997,505
                                                    ----------
                                                     3,125,337
                                                    ----------
           METALS - STEEL                  0.76%
 375,900   Australian National Industries
             Limited                                   320,126
                                                    ----------
           MULTI-INDUSTRY                  4.72%
  79,800   Howard Smith Limited                        653,500
 289,800   Pacific Dunlop Limited                      513,346
 220,500   Southcorp Limited                           817,233
                                                    ----------
                                                     1,984,079
                                                    ----------
           REAL ESTATE                     8.89%
 270,900   General Property Trust**                    531,545
  69,300   Lend Lease Corporation Limited**          1,744,561
 203,700   Stockland Trust Group                       520,428
 432,600   Westfield Trust**                           937,243
                                                    ----------
                                                     3,733,777
                                                    ----------
           TELECOMMUNICATIONS              2.46%
 387,744   Telstra Corporation Limited               1,032,905
                                                     ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $45,168,633)                     42,019,851
                                                    ----------
           COMMON STOCK -
             NON-BASKET                    0.00%
           TELECOMMUNICATIONS              0.00%
      12   Telstra Corporation Limited                      32
                                                    ----------
          TOTAL COMMON STOCK - NON-BASKET
             (Cost $17)                                     32
                                                    ----------
           TOTAL INVESTMENTS
             (COST $45,168,650)(DAGGER)  100.00%   $42,019,883
                                         =======   ===========

----------
 *   Non-income producing security.
**   Passive foreign investment company.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $45,274,918.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 3,104,966
           Excess of tax cost over value            (6,360,001)
                                                   -----------
                                                   $(3,255,035)
                                                   ===========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  AUSTRIA WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        17.67%
  14,500   Bank Austria AG                          $  982,323
                                                    ----------
           BEVERAGES & TOBACCO             4.12%
   3,905   Oesterreichische Brau
             Beteiligungs AG                           228,767
                                                    ----------
           BUILDING MATERIALS &
             COMPONENTS                    4.34%
   1,250   Wienerberger Baustoffindustrie
             AG                                        241,322
                                                    ----------
           BUSINESS & PUBLIC SERVICES      3.63%
   5,000   Flughafen Wien AG                           201,673
                                                    ----------
           CHEMICALS                       2.65%
   2,250   Lenzing AG*                                 147,143
                                                    ----------
           CONSTRUCTION & HOUSING          6.87%
   2,500   Bau Holding AG                              147,241
   2,000   Bau Holding AG Vorzug                        95,237
   4,000   Universale-Bau AG                           139,409
                                                    ----------
                                                       381,887
                                                    ----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   2.38%
   2,000   Austria Mikro Systeme
             International AG                          132,360
                                                    ----------
           ENERGY SOURCES                 11.20%
   5,140   OMV AG                                      622,764
                                                    ----------
           INSURANCE                       5.86%
     850   EA-Generali AG                              278,403
     250   EA-Generali AG Vorzug*                       47,383
                                                    ----------
                                                       325,786
                                                    ----------



--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           MACHINERY & ENGINEERING        11.59%
   1,500   BWT AG                                   $  269,615
   5,000   Steyr Daimler Puch AG                       133,143
   1,750   VA Technologie AG                           241,635
                                                    ----------
                                                       644,393
                                                    ----------
           METALS - STEEL                  4.60%
   4,000   Boehler-Uddeholm AG                         255,917
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   8.28%
   4,125   Mayr Melnhof Karton AG                      239,071
   5,500   RHI AG                                      220,979
                                                    ----------
                                                       460,050
                                                    ----------
           TRANSPORTATION - AIRLINES       4.52%
  10,000   Austrian Airlines AG*                       251,406
                                                    ----------
           UTILITIES - ELECTRICAL & GAS   12.29%
   6,500   Oesterreichische
             Elektrizitaetswirtschafts AG -
             Class A                                   683,436
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $5,239,352)                       5,559,227
                                                    ----------

           TOTAL INVESTMENTS
             (COST $5,239,352)(DAGGER)   100.00%    $5,559,227
                                         =======    ==========

---------------
*    Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax  purposes is  $5,268,438.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost             $ 463,554
           Excess of tax cost over value              (172,765)
                                                     ---------
                                                     $ 290,789
                                                     =========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  BELGIUM WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           BANKING                         8.96%
   1,950   Generale de Banque SA                   $   922,684
   2,160   Kredietbank NV**                            997,544
                                                    ----------
                                                     1,920,228
                                                    ----------
           BUILDING MATERIALS &
             COMPONENTS                    4.00%
   9,750   Cimenteries CBR
             Cementbedrijven                           856,313
                                                    ----------
           CHEMICALS                       4.39%
  15,000   Solvay SA                                   941,004
                                                    ----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   4.62%
   4,650   Barco NV                                    990,577
                                                    ----------
           ENERGY SOURCES                  9.36%
   5,880   Petrofina SA                              2,005,259
                                                    ----------
           HEALTH & PERSONAL CARE          3.38%
     180   UCB SA                                      723,171
                                                    ----------
           INDUSTRIAL COMPONENTS           3.98%
   1,260   Bekaert NV                                  852,670
                                                    ----------
           INSURANCE                      17.20%
  10,500   Fortis AG                                 2,685,264
   3,150   Royale Belge**                              998,565
                                                    ----------
                                                     3,683,829
                                                    ----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           MERCHANDISING                   6.21%
     540   Colruyt NV                               $  343,086
  16,200   Delhaize-Le Lion SA                         986,012
                                                    ----------
                                                     1,329,098
                                                     ----------
           METALS - NON FERROUS            4.40%
  12,750   Union Miniere SA*                           942,806
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   3.99%
   6,300   Glaverbel SA                                854,351
                                                    ----------
           MULTI-INDUSTRY                  4.61%
   6,300   Groupe Bruxelles Lambert SA**               987,213
                                                    ----------
           TRANSPORTATION - SHIPPING       0.66%
   1,800   Compagnie Maritime Belge
             SA                                        141,511
                                                    ----------
           UTILITIES - ELECTRICAL & GAS   24.24%
  12,450   Electrabel SA                             3,021,102
  21,150   Tractebel                                 2,170,896
                                                    ----------
                                                     5,191,998
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $19,652,366)                     21,420,028
                                                    ----------

           TOTAL INVESTMENTS
             (COST $19,652,366)(DAGGER)  100.00%   $21,420,028
                                         =======   ===========

----------------
 *   Non-income producing security.
**   Passive foreign investment company.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $19,740,451.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $2,031,884
           Excess of tax cost over value              (352,307)
                                                    ----------
                                                    $1,679,577
                                                    ==========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  CANADA WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET          99.18%
           AEROSPACE & MILITARY TECHNOLOGY 2.60%
  27,200   Bombardier Incorporated -
             Class B                                $  584,823
                                                    ----------
           BANKING                        18.41%
  17,600   Bank of Montreal                            939,854
  32,000   Bank of Nova Scotia                         789,207
  28,800   Canadian Imperial Bank of
             Commerce                                  916,695
  11,200   National Bank of Canada                     186,509
  22,400   Royal Bank of Canada                      1,311,074
                                                    ----------
                                                     4,143,339
                                                    ----------
           BEVERAGES & TOBACCO             5.10%
   6,400   Molson Company Limited -
             Class A                                   114,896
  27,200   Seagram Company Limited                   1,032,041
                                                    ----------
                                                     1,146,937
                                                    ----------
           BROADCASTING & PUBLISHING       5.92%
   4,800   Quebecor Incorporated - Class B              93,086
  12,800   Rogers Communications
             Incorporated - Class B*                    55,762
   6,400   Southam Incorporated                        129,286
  35,200   Thomson Corporation                       1,053,626
                                                    ----------
                                                     1,331,760
                                                    ----------
           BUSINESS & PUBLIC SERVICES      3.04%
   6,400   Extendicare Incorporated -
             Class A*                                   68,803
  25,600   Laidlaw Incorporated                        373,243
   4,800   Loewen Group Incorporated                   118,044
   8,000   Moore Corporation Limited                   124,789
                                                    ----------
                                                       684,879
                                                    ----------
           CHEMICALS                       2.36%
   9,600   Agrium Incorporated                         126,813
  14,400   Methanex Corporation*                       117,369
   3,200   Potash Corporation of
             Saskatchewan Incorporated                 286,116
                                                    ----------
                                                       530,298
                                                    ----------
           ELECTRICAL & ELECTRONICS        9.66%
  12,800   Newbridge Networks Corporation*             299,944
  35,200   Northern Telecom Limited                  1,874,761
                                                    ----------
                                                     2,174,705
                                                    ----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           ENERGY SOURCES                 12.43%
   8,000   Alberta Energy Company Limited           $  195,616
   8,000   Anderson Exploration Limited*                94,435
   6,400   Canadian Natural Resources
             Limited*                                  128,162
   9,600   Canadian Occidental Petroleum
             Limited                                   191,568
  16,000   Gulf Canada Resources
             Limited*                                   93,873
  11,200   Imperial Oil Limited                        660,652
   3,200   IPL Energy Incorporated                     144,238
  20,800   Petro-Canada                                385,835
   9,600   Poco Petroleum Limited*                     100,169
   8,000   Ranger Oil Limited                           51,433
   8,000   Renaissance Energy Limited*                 163,013
   9,600   Suncor Energy Incorporated                  352,445
   8,000   Talisman Energy Incorporated*               236,931
                                                    ----------
                                                     2,798,370
                                                    ----------
           FINANCIAL SERVICES              1.05%
   6,400   Power Corporation of Canada                 237,437
                                                    ----------
           FOREST PRODUCTS & PAPER         2.23%
  14,400   Abitibi Consolidated Incorporated           205,396
   4,800   Avenor Incorporated                         101,686
   9,600   Domtar Incorporated                          73,187
   9,600   MacMillan Bloedel Limited                   121,079
                                                    ----------
                                                       501,348
                                                    ----------
           GOLD MINES                      4.08%
  33,600   Barrick Gold Corporation                    644,519
   4,800   Cambior Incorporated                         30,185
  19,200   Placer Dome Incorporated                    243,508
                                                    ----------
                                                       918,212
                                                    ----------
           HEALTH & PERSONAL CARE          0.46%
   4,800   MDS Incorporated - Class B                  104,553
                                                    ----------
           INDUSTRIAL COMPONENTS           1.28%
   4,800   Magna International Incorporated -
             Class A                                   289,207
                                                    ----------
           MACHINERY & ENGINEERING         0.41%
   3,200   United Dominion Industries
             Limited                                    91,737
                                                    ----------
           MERCHANDISING                   2.29%
   6,400   Canadian Tire Corporation -
             Class A                                   153,120
   3,200   George Weston Limited                       269,815
   4,800   Hudson's Bay Company                         92,749
                                                    ----------
                                                       515,684
                                                    ----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  CANADA WEBS INDEX SERIES (CONCLUDED)
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           METALS - NON FERROUS            6.84%
  16,000   Alcan Aluminium Limited                  $  495,222
   4,800   Cameco Corporation                          141,484
   6,400   Cominco Limited                             107,926
  12,800   Inco Limited                                222,597
  19,200   Noranda Incorporated                        367,622
   4,800   Rio Algom Limited                            89,207
   8,000   Teck Corporation - Class B                  114,952
                                                    ----------
                                                     1,539,010
                                                    ----------
           METALS - STEEL                  0.50%
   6,400   Dofasco Incorporated                        112,198
                                                    ----------
           MULTI-INDUSTRY                  6.76%
  24,000   Canadian Pacific Limited                    685,497
  12,000   Edperbrascan Corporation -
             Class A                                   226,813
  16,000   Imasco Limited                              608,769
                                                    ----------
                                                     1,521,079
                                                    ----------
           TELECOMMUNICATIONS              8.31%
  44,800   BCE Incorporated                          1,589,657
  11,200   Telus Corporation                           281,731
                                                    ----------
                                                     1,871,388
                                                    ----------
           UTILITIES - ELECTRICAL & GAS    5.45%
  38,400   Nova Corporation                            423,609
  14,400   Transalta Corporation                       242,327
  16,000   Transcanada Pipelines Limited               359,191
   8,000   Westcoast Energy Incorporated               202,361
                                                    ----------
                                                     1,227,488
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $17,835,325)                     22,324,452
                                                    ----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK -
             NON-BASKET                    0.82%
           CHEMICALS                       0.03%
     450   Agrium Incorporated                        $  5,944
                                                    ----------
           ENERGY SOURCES                  0.79%
  12,800   Norcen Energy Resources
             Limited                                   177,628
                                                    ----------
           FOREST PRODUCTS & PAPER         0.00%
      56   Abitibi Consolidated Incorporated               799
                                                    ----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $131,861)                           184,371
                                                    ----------

           TOTAL INVESTMENTS
             (COST $17,967,186)(DAGGER)  100.00%   $22,508,823
                                         =======   ===========

---------------
*    Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $17,982,242.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 6,047,906
           Excess of tax cost over value            (1,521,325)
                                                   -----------
                                                   $ 4,526,581
                                                   ===========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  FRANCE WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET          99.88%
           AEROSPACE & MILITARY TECHNOLOGY 0.88%
   5,298   Thomson CSF                              $  182,711
                                                    ----------
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.22%
   1,800   Moulinex*                                    45,079
                                                    ----------
           AUTOMOBILES                     1.47%
   2,136   PSA Peugeot Citroen                         304,126
                                                    ----------
           BANKING                         8.47%
   8,946   Banque Nationale de Paris                   540,641
   6,642   Compagnie Financiere de
             Paribas - Class A                         631,553
     660   Natexis                                      40,103
   3,600   Societe Generale                            542,723
                                                    ----------
                                                     1,755,020
                                                    ----------
           BEVERAGES & TOBACCO             1.40%
   2,754   Pernod Ricard                               180,003
   2,502   Societe Nationale D'Exploitation            109,295
                                                    ----------
                                                       289,298
                                                    ----------
           BROADCASTING & PUBLISHING       1.39%
   1,368   Canal Plus SA                               288,234
                                                    ----------
           BUILDING MATERIALS &
             COMPONENTS                    3.95%
   3,600   Compagnie de Saint Gobain                   504,294
   4,254   Lafarge SA                                  313,882
                                                    ----------
                                                       818,176
                                                    ----------
           BUSINESS & PUBLIC SERVICES      9.69%
   5,484   Compagnie Generale des Eaux                 862,771
   3,426   Havas SA                                    267,191
     318   Sodexho Alliance SA                         204,922
   5,100   Suez Lyonnaise des Eaux SA                  672,540
                                                    ----------
                                                     2,007,424
                                                    ----------
           CHEMICALS                       2.22%
   2,850   L'Air Liquide                               460,546
                                                    ----------
           CONSTRUCTION & HOUSING          0.99%
   1,110   Bouygues SA                                 155,673
     750   Groupe GTM                                   48,651
                                                    ----------
                                                       204,324
                                                    ----------
           ELECTRICAL & ELECTRONICS        7.43%
   5,850   Alcatel Alsthom                             760,876
   1,194   Legrand SA                                  275,691
     210   Sagem SA                                    128,636
   5,988   Schneider SA                                372,695
                                                    ----------
                                                     1,537,898
                                                    ----------
           ENERGY EQUIPMENT & SERVICES     0.13%
     240   Compagnie Generale de
             Geophysique SA*                            26,446
                                                    ----------
           ENERGY SOURCES                  9.72%
   9,600   Elf Acquitaine SA                         1,092,539
   8,400   Total SA - Class B                          921,485
                                                    ----------
                                                     2,014,024
                                                    ----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           FINANCIAL SERVICES              0.64%
     666   CPR                                       $  51,842
     174   Societe Eurafrance SA**                      81,009
                                                    ----------
                                                       132,851
                                                    ----------
           FOOD & HOUSEHOLD PRODUCTS       3.76%
   1,140   Eridania Beghin-Say SA                      203,314
   2,850   Groupe Danone                               575,682
                                                    ----------
                                                       778,996
                                                    ----------
           HEALTH & PERSONAL CARE         11.66%
     462   Essilor International SA                    141,803
   2,640   L'Oreal                                   1,188,787
  13,200   Rhone-Poulenc - Class A                     608,267
   4,200   Sanofi SA                                   475,917
                                                    ----------
                                                     2,414,774
                                                    ----------
           INDUSTRIAL COMPONENTS           3.08%
   5,400   Michelin - Class B                          334,324
   3,546   Valeo SA                                    303,395
                                                    ----------
                                                       637,719
                                                    ----------
           INSURANCE                       5.53%
  11,850   Axa-UAP SA                                1,146,216
                                                    ----------
           LEISURE & TOURISM               2.40%
   1,650   Accor SA                                    380,980
     618   Club Mediterranee SA*                        45,873
     360   Pathe SA                                     69,171
                                                    ----------
                                                       496,024
                                                    ----------
           MACHINERY & ENGINEERING         0.90%
     798   Compagnie Francaise d'Etudes de
             Construction Technip                       90,162
   1,380   Sidel SA                                     95,637
                                                    ----------
                                                       185,799
                                                    ----------
           MERCHANDISING                   9.70%
   1,500   Carrefour SA                                900,103
     288   Comptoirs Modernes                          156,550
     870   Pinault-Printemps Redoute SA                570,351
     858   Promodes                                    382,551
                                                    ----------
                                                     2,009,555
                                                    ----------
           METALS - STEEL                  0.81%
  11,250   Usinor SA                                   168,769
                                                    ----------
          MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.44%
     726   Imetal SA                                    90,373
                                                    ----------
           MULTI-INDUSTRY                  0.81%
   4,614   Lagardere S.C.A.                            167,457
                                                    ----------
           REAL ESTATE                     0.60%
     810   Simco SA**                                   64,382
     558   Union du Credit-Bail Immobilier**            60,846
                                                    ----------
                                                       125,228
                                                    ----------
           RECREATION - OTHER CONSUMER
             GOODS                         4.20%
   3,300   LVMH (Moet - Hennessy
             Louis Vuitton)                            663,328
   2,616   Societe Bic SA                              207,328
                                                    ----------
                                                       870,656
                                                    ----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  FRANCE WEBS INDEX SERIES (CONCLUDED)
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           TELECOMMUNICATIONS              7.01%
  29,952   France Telecom SA*                      $ 1,451,536
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    0.38%
     912   Primagaz Cie                                 78,180
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $16,067,661)                     20,687,439
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.12%
           BANKING                         0.00%
       3   Compagnie Financiere de
             Paribas - Class A                             285
                                                   -----------
           LEISURE & TOURISM               0.00%
     618   Club Mediterranee SA Rights
             (Expiration Date 03/11/98)*                   898
                                                   -----------
           REAL ESTATE                     0.12%
     390   Sefimeg                                      23,992
                                                   -----------
           TELECOMMUNICATIONS              0.00%
       1   France Telecom SA*                               49
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $28,809)                             25,224
                                                   -----------

           TOTAL INVESTMENTS
             (COST $16,096,470)(DAGGER)  100.00%   $20,712,663
                                         =======   ===========

----------------
 *   Non-income producing security.
**   Passive foreign investment company.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $16,100,809.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $4,716,698
           Excess of tax cost over value              (104,844)
                                                    ----------
                                                    $4,611,854
                                                    ==========

                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  GERMANY WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           AUTOMOBILES                    10.21%
  28,500   Daimler-Benz AG                         $ 2,333,646
   1,500   Volkswagen AG                               987,299
     300   Volkswagen AG Vorzug                        146,297
                                                   -----------
                                                     3,467,242
                                                   -----------
           BANKING                        13.60%
  15,000   Bayerische Hypotheken-Und
             Wechsel Bank AG                           710,822
  15,300   Bayerische Vereinsbank AG                   954,353
  24,600   Deutsche Bank AG                          1,689,657
  27,900   Dresdner Bank AG                          1,265,247
                                                   -----------
                                                     4,620,079
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    1.05%
     300   Buderus AG                                  135,221
   2,970   Heidelberger Zement AG                      220,115
                                                   -----------
                                                       355,336
                                                   -----------
           BUSINESS & PUBLIC SERVICES      7.31%
   3,600   SAP AG                                    1,368,746
   2,700   SAP AG Vorzug                             1,112,850
                                                   -----------
                                                     2,481,596
                                                   -----------
           CHEMICALS                       9.35%
  33,600   BASF AG                                   1,222,879
  39,000   Bayer AG                                  1,643,983
   6,000   Degussa  AG                                 310,778
                                                   -----------
                                                     3,177,640
                                                   -----------
           CONSTRUCTION & HOUSING          0.56%
   2,400   Bilfinger & Berger Bau AG                    64,536
   3,600   Hochtief AG                                 124,972
                                                   -----------
                                                       189,508
                                                   -----------
           ELECTRICAL & ELECTRONICS        5.71%
  31,500   Siemens AG                                1,937,941
                                                   -----------
           HEALTH & PERSONAL CARE          2.93%
   4,800   Beiersdorf AG                               226,934
   9,900   Merck KGAA                                  365,495
   3,600   Schering AG                                 404,474
                                                   -----------
                                                       996,903
                                                   -----------
           INDUSTRIAL COMPONENTS           0.40%
   5,700   Continental AG                              136,941
                                                   -----------
           INSURANCE                      16.65%
  12,000   Allianz AG                                3,778,929
   3,000   Amb Aachener & Muenchener
             Beteiligungs AG                           334,748
   1,500   Axa Colonia Konzern AG                      182,665
   3,000   Muenchener Rueckversicherung
             AG                                      1,360,480
                                                   -----------
                                                     5,656,822
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           MACHINERY & ENGINEERING         1.91%
     600   Linde AG                                 $  397,068
     600   MAN AG                                      180,516
     300   MAN AG Vorzug                                70,223
                                                    ----------
                                                       647,807
                                                    ----------
           MERCHANDISING                   2.36%
   1,800   Douglas Holding AG                           63,776
     600   Karstadt AG                                 213,908
  11,520   Metro AG                                    523,694
                                                    ----------
                                                       801,378
                                                    ----------
           METALS - STEEL                  1.17%
   1,800   Thyssen AG                                  396,242
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.42%
   1,200   SGL Carbon AG                               142,164
                                                    ----------
           MULTI-INDUSTRY                  0.86%
     900   Preussag AG                                 291,850
                                                    ----------
           RECREATION - OTHER CONSUMER
             GOODS                         1.38%
   3,000   Adidas-Salomon AG                           469,473
                                                    ----------
           TELECOMMUNICATIONS             11.29%
 118,500   Deutsche Telekom AG                       2,393,115
   2,400   Mannesmann AG                             1,441,481
                                                    ----------
                                                     3,834,596
                                                    ----------
           TRANSPORTATION - AIRLINES       1.31%
  23,100   Deutsche Lufthansa AG                       444,867
                                                    ----------
           UTILITIES - ELECTRICAL & GAS   11.53%
  17,100   Rwe AG                                      945,550
   6,600   Rwe AG-Preferred                            308,943
  27,600   Veba AG                                   1,851,609
   1,500   Viag AG                                     811,660
                                                    ----------
                                                     3,917,762
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $26,463,161)                     33,966,147
                                                    ----------

           TOTAL INVESTMENTS
             (COST $26,463,161)(DAGGER)  100.00%   $33,966,147
                                         =======   ===========

---------------
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $26,492,524.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $7,585,862
           Excess of tax cost over value              (112,239)
                                                    ----------
                                                    $7,473,623
                                                    ==========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  HONG KONG WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET          99.97%
           AEROSPACE & MILITARY
             TECHNOLOGY                    0.21%
   57,600  Hong Kong Aircraft Engineering
             Company Limited                        $  123,123
                                                    ----------
           BANKING                         9.11%
  950,400  Bank Of East Asia Limited                 1,994,705
  302,400  Hang Seng Bank Limited                    2,860,936
  129,600  Wing Lung Bank                              569,119
                                                    ----------
                                                     5,424,760
                                                    ----------
           BROADCASTING & PUBLISHING       2.53%
  576,000  Oriental Press Group                        148,789
1,008,000  South China Morning Post
             Holdings Limited                          729,067
  216,000  Television Broadcasts Limited               627,704
                                                    ----------
                                                     1,505,560
                                                    ----------
           CONSTRUCTION & HOUSING          0.24%
  216,000  Kumagai Gumi Limited                        145,070
                                                    ----------
           ELECTRICAL & ELECTRONICS        1.72%
  288,000  Johnson Electric Holdings Limited         1,022,925
                                                    ----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.17%
  360,000  Elec & Eltek International
             Holdings Limited                          103,455
                                                    ----------
           LEISURE & TOURISM               3.43%
  864,000  Hong Kong & Shanghai Hotels
             Limited                                   742,086
1,728,000  Regal Hotels International                  270,052
1,152,000  Shangri-La Asia Limited                   1,034,085
                                                    ----------
                                                     2,046,223
                                                    ----------
           MERCHANDISING                   1.01%
  216,000  Dickson Concepts International
             Limited                                   373,833
  720,000  Giordano International Limited              227,833
                                                    ----------
                                                       601,666
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.51%
  144,000  Varitronix International Limited            302,228
                                                    ----------
           MULTI-INDUSTRY                 20.55%
2,160,000  Hopewell Holdings Limited                   477,055
1,296,000  Hutchison Whampoa Limited                 9,164,482
  432,000  Swire Pacific Limited - Class A           2,600,090
                                                    ----------
                                                    12,241,627
                                                    ----------


--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           REAL ESTATE                    34.25%
  648,000  Cheung Kong Holdings Limited            $ 4,540,394
  864,000  Chinese Estates Holdings**                  295,719
1,008,000  Hang Lung Development Company
             Limited**                               1,477,662
  648,000  Hysan Development Company
             Limited                                 1,234,485
  576,000  Miramar Hotel & Investment
             Limited                                   792,302
  720,000  New World Development Company
             Limited                                 2,654,956
1,728,000  Sino Land Company                           825,780
  792,000  Sun Hung Kai Properties Limited           5,932,967
  288,000  Tai Cheung Holdings Limited                  97,643
1,224,000  Wharf Holdings Limited                    2,553,129
                                                    ----------
                                                    20,405,037
                                                    ----------
           TELECOMMUNICATIONS             14.45%
4,089,600  Hong Kong Telecommunications
             Limited                                 8,609,684
                                                    ----------
           TRANSPORTATION - AIRLINES       2.59%
1,800,000  Cathay Pacific Airways Limited            1,546,012
                                                    ----------
           TRANSPORTATION - SHIPPING       0.47%
1,152,000  Shun Tak Holdings Limited                   279,724
                                                    ----------
           UTILITIES - ELECTRICAL & GAS    8.73%
  504,000  CLP Holdings Limited                      2,616,829
1,440,000  Hong Kong & China Gas Company
             Limited                                 2,585,212
                                                    ----------
                                                     5,202,041
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $64,312,577)                     59,559,135
                                                    ----------
           COMMON STOCK -
             NON-BASKET                    0.03%
           BANKING                         0.03%
    7,200  Bank of East Asia Limited                    15,111
                                                    ----------
           FINANCIAL SERVICES              0.00%
  276,000  Peregrine Investment Holdings
             Limited***                                      0
                                                    ----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $416,476)                            15,111
                                                    ----------

           TOTAL INVESTMENTS
             (COST $64,729,053)(DAGGER)  100.00%   $59,574,246
                                         =======   ===========

---------------
 **  Passive foreign investment company.
***  Fair valued security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $65,403,938.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $   447,444
           Excess of tax cost over value            (6,277,136)
                                                   -----------
                                                   $(5,829,692)
                                                   ===========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  ITALY WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET          99.78%
           AUTOMOBILES                     3.93%
  710,600  Fiat SpA                                $ 2,498,586
                                                   -----------
           BANKING                        20.77%
  446,500  Banca Commerciale Italiana SpA            2,045,050
  133,000  Banca Popolare di Milano SpA              1,140,658
  146,300  Banco Intesa SpA                            667,954
  222,300  Banco Intesa SpA Rnc                        507,720
  549,100  Credito Italiano SpA**                    2,115,452
  266,000  Istituto Bancario San Paolo de
             Torino SpA                              3,113,900
  171,000  Istituto Mobiliare Italiano SpA**         2,387,187
  117,800  Mediobanca SpA*,**                        1,215,688
                                                   -----------
                                                    13,193,609
                                                   -----------
           BROADCASTING & PUBLISHING       3.41%
   45,600  Arnoldo Mondadori Editore SpA               489,573
  298,300  Mediaset SpA                              1,678,328
                                                   -----------
                                                     2,167,901
                                                   -----------
           CONSTRUCTION & HOUSING          0.68%
   74,100  Sirti SpA                                   431,237
                                                   -----------
           DATA PROCESSING &
             REPRODUCTION                  0.92%
  594,624  Olivetti Group SpA*                         586,499
                                                   -----------
           ENERGY SOURCES                 15.92%
1,729,000  ENI SpA                                  10,115,343
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.20%
  459,800  Parmalat Finanziaria SpA                    760,573
                                                   -----------
           INDUSTRIAL COMPONENTS           3.04%
  693,500  Pirelli SpA                               1,928,833
                                                   -----------
           INSURANCE                      14.01%
   95,000  Assicurazioni Generali SpA                2,712,048
  950,000  Istituto Nazionale delle
             Assicurazioni SpA                       2,580,122
  134,900  Riunione Adriatica di Sicurta SpA         1,580,775
  106,400  Riunione Adriatica di Sicurta
             SpA Rnc                                   962,651
   74,100  Societa Assicuratrice Industriale
             SpA                                     1,067,534
                                                   -----------
                                                     8,903,130
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           MERCHANDISING                   1.51%
  104,500  La Rinascente SpA                       $   960,236
                                                   -----------
           METALS - STEEL                  0.63%
   57,000  Falck Acciaierie & Ferriere
             Lombarde SpA                              401,671
                                                   -----------
           MULTI-INDUSTRY                  2.58%
1,233,100  Montedison SpA                            1,276,892
  480,700  Montedison SpA Rnc                          362,113
                                                   -----------
                                                     1,639,005
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                         0.97%
  106,400  Bulgari SpA                                 616,002
                                                   -----------
           TELECOMMUNICATIONS             23.76%
1,615,000  Telecom Italia Mobile SpA                 7,434,893
  380,000  Telecom Italia Mobile SpA Rnc             1,124,848
  798,000  Telecom Italia SpA                        5,430,298
  228,000  Telecom Italia SpA Rnc                    1,103,146
                                                   -----------
                                                    15,093,185
                                                   -----------
           TEXTILES & APPAREL              2.60%
   55,328  Benetton Group SpA                        1,030,345
   47,500  Marzotto & Figli SpA                        621,353
                                                   -----------
                                                     1,651,698
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    3.85%
  212,800  Edison SpA                                1,449,388
  260,300  Italgas SpA                                 995,844
                                                   -----------
                                                     2,445,232
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $45,672,382)                     63,392,740
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.22%
           INSURANCE                       0.22%
   66,500  Assicurazioni Generali SpA Rights
             (Expiration date 03/10/98) *              136,609
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $109,313)                           136,609
                                                   -----------

           TOTAL INVESTMENTS
             (COST $45,781,695)(DAGGER)  100.00%   $63,529,349
                                         =======   ===========

------------
 *   Non-income producing security.
**   Passive foreign investment company.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $46,558,339.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $16,992,035
           Excess of tax cost over value               (21,025)
                                                   -----------
                                                   $16,971,010
                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  JAPAN WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
COMMON STOCK - BASKET                     99.99%
           APPLIANCES & HOUSEHOLD
             DURABLES                      6.03%
 225,000   Matsushita Electric Industrial
             Company Limited                       $ 3,277,131
  25,000   Pioneer Electronic Corporation              441,305
 225,000   Sanyo Electric Company Limited              605,557
 125,000   Sharp Corporation                           977,598
  50,000   Sony Corporation                          4,511,992
                                                   -----------
                                                     9,813,583
                                                   -----------
           AUTOMOBILES                     9.22%
 100,000   Honda Motor Company Limited               3,459,194
 275,000   Nissan Motor Company Limited              1,195,084
 375,000   Toyota Motor Corporation                 10,359,772
                                                   -----------
                                                    15,014,050
                                                   -----------
           BANKING                        15.15%
 225,000   Asahi Bank Limited                        1,186,179
 125,000   Ashikaga Bank Limited                       244,400
 450,000   Bank of Tokyo-Mitsubishi Limited          6,376,158
 125,000   Bank of Yokohama Limited                    387,873
 100,000   Chiba Bank Limited                          372,041
 275,000   Fuji Bank Limited                         2,131,125
  50,000   Gunma Bank Limited                          376,395
  75,000   Hokuriku Bank Limited                       135,360
 275,000   Industrial Bank of Japan Limited          2,263,912
 100,000   Joyo Bank                                   432,993
 150,000   Mitsubishi Trust & Banking
             Corporation                             1,769,176
 125,000   Mitsui Trust & Banking Company
             Limited                                   416,568
 350,000   Sakura Bank Limited                       1,462,835
  50,000   Seventy-Seven Bank Limited                  455,157
 100,000   Shizuoka Bank Limited                     1,116,124
 300,000   Sumitomo Bank Limited                     3,562,099
 200,000   Tokai Bank Limited                        1,415,341
  25,000   Yamaguchi Bank Limited                      308,715
 125,000   Yasuda Trust & Banking                      252,315
                                                   -----------
                                                    24,664,766
                                                   -----------
           BEVERAGES & TOBACCO             1.22%
  50,000   Asahi Breweries Limited                     668,883
 125,000   Kirin Brewery Company Limited             1,088,419
  50,000   Sapporo Breweries Limited                   225,600
                                                   -----------
                                                     1,982,902
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    1.03%
 125,000   Chichibu Onoda Cement
             Corporation                               271,115
  50,000   Inax Corporation                            209,768
  50,000   Sekisui Chemical Company Limited            317,818
  25,000   Sumitomo Forestry Company Limited           146,046
  25,000   Tostem Corporation                          348,294
  50,000   Toto Limited                                375,999
                                                   -----------
                                                     1,669,040
                                                   -----------
           BUSINESS & PUBLIC SERVICES      1.91%
  75,000   Dai Nippon Printing Company
             Limited                                 1,276,419
  50,000   Kamigumi Company Limited                    228,370
  25,000   Kokuyo Company Limited                      437,347
  25,000   Mitsubishi Logistics Corporation            282,989
  75,000   Toppan Printing Company Limited             884,588
                                                   -----------
                                                     3,109,713
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           CHEMICALS                       2.86%
 150,000   Asahi Chemical Industry Company
             Limited                                $  669,675
 100,000   Dainippon Ink & Chemicals
             Incorporated                              300,799
  50,000   Kuraray Company Limited                     439,326
 250,000   Mitsubishi Chemical Corporation             467,031
  75,000   Mitsubishi Rayon Company Limited            227,974
  25,000   Shin-Etsu Chemical Company
             Limited                                   550,146
 125,000   Showa Denko K.K.                            168,210
 175,000   Sumitomo Chemical Company
             Limited                                   541,637
 100,000   Teijin Limited                              306,341
 150,000   Toray Industries Incorporated               807,409
  75,000   Tosoh Corporation*                          169,200
                                                   -----------
                                                     4,647,748
                                                   -----------
           CONSTRUCTION & HOUSING          2.38%
  50,000   Daiwa House Industry Company
             Limited                                   391,039
 175,000   Kajima Corporation                          644,146
  25,000   Kandenko Company Limited                    174,147
  25,000   Kinden Corporation                          334,442
 175,000   Kumagai Gumi Company Limited                193,937
  50,000   Nishimatsu Construction Company
             Limited                                   257,659
  75,000   Obayashi Corporation                        407,860
  75,000   Sekisui House Limited                       590,715
 125,000   Shimizu Corporation                         496,715
 125,000   Taisei Corporation                          375,999
                                                   -----------
                                                     3,866,659
                                                   -----------
           DATA PROCESSING & REPRODUCTION  2.61%
 100,000   Canon Incorporated                        2,287,659
 175,000   Fujitsu Limited                           1,967,070
                                                   -----------
                                                     4,254,729
                                                   -----------
           ELECTRICAL & ELECTRONICS        3.49%
 350,000   Hitachi Limited                           2,626,455
  25,000   Makita Corportion                           288,926
 225,000   Mitsubishi Electric Corporation             683,923
 150,000   NEC Corporation                           1,674,187
  25,000   Omron Corporation                           403,705
                                                   -----------
                                                     5,677,196
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   3.06%
  25,000   Fanuc Limited                               910,314
  25,000   Kyocera Corporation                       1,345,682
  25,000   Murata Manufacturing Company
             Limited                                   793,557
  50,000   Nikon Corporation                           486,820
  50,000   Olympus Optical Company Limited             393,414
  25,000   Tokyo Electron Limited                      898,441
  25,000   Yokogawa Electric Corporation               157,326
                                                   -----------
                                                     4,985,554
                                                   -----------
           ENERGY SOURCES                  0.64%
  75,000   Cosmo Oil Company Limited                   172,168
 125,000   Japan Energy Corporation                    173,158
  75,000   Mitsubishi Oil Company Limited              155,545
 150,000   Nippon Oil Company Limited                  541,439
                                                   -----------
                                                     1,042,310
                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  JAPAN WEBS INDEX SERIES (CONTINUED)
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
FINANCIAL SERVICES                         3.36%
  25,000   Acom Company Limited**                  $ 1,397,134
  25,000   Credit Saison Company Limited**             583,789
 150,000   Daiwa Securities Company Limited            739,729
 200,000   Nomura Securities Company
             Limited                                 2,754,690
                                                   -----------
                                                     5,475,342
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.68%
  75,000   Ajinomoto Company Incorporated              742,104
  50,000   Kao Corporation                             676,799
  50,000   Meiji Seika                                 191,958
  25,000   Nippon Meat Packers Incorporated            328,505
  25,000   Nissin Food Products Company
             Limited                                   520,462
  25,000   Yamazaki Baking Company
             Limited                                   281,010
                                                    -----------
                                                     2,740,838
                                                   -----------
           FOREST PRODUCTS & PAPER         0.73%
 100,000   Nippon Paper Industries Company             508,984
 125,000   Oji Paper Company Limited                   672,841
                                                   -----------
                                                     1,181,825
                                                   -----------
           HEALTH & PERSONAL CARE          4.44%
  25,000   Daiichi Pharmaceutical                      342,357
  25,000   Eisai Company Limited                       437,347
  50,000   Kyowa Hakko Kogyo Company
             Limited                                   244,993
  50,000   Sankyo Company Limited                    1,341,724
  50,000   Shionogi & Company Limited                  258,846
  50,000   Shiseido Company Limited                    629,304
  25,000   Taisho Pharmaceutical Company
             Limited                                   587,746
 100,000   Takeda Chemical Industries                2,770,522
  25,000   Yamanouchi Pharmaceutical
             Company Limited                           607,536
                                                   -----------
                                                     7,220,375
                                                   -----------
           INDUSTRIAL COMPONENTS           4.70%
  75,000   Bridgestone Corporation                   1,727,618
 100,000   Denso Corporation                         2,042,270
  50,000   Fujikura Limited                            351,856
  75,000   Furukawa Electric Company
             Limited                                   331,275
  50,000   Minebea Company Limited                     554,104
  50,000   NGK Insulators Limited                      474,947
  25,000   NGK Spark Plug Company
             Limited                                   180,678
  75,000   NSK Limited                                 293,873
  75,000   NTN Corporation                             238,067
 100,000   Sumitomo Electric Industries              1,456,503
                                                   -----------
                                                     7,651,191
                                                   -----------
           INSURANCE                       2.49%
 100,000   Mitsui Marine & Fire Insurance
             Company Limited                           557,271
  50,000   Nichido Marine & Fire Insurance
             Company                                   305,153
  75,000   Nippon Fire & Marine Insurance
             Company                                   296,842
 100,000   Sumitomo Marine & Fire Insurance
             Company                                   629,304
 200,000   Tokio Marine & Fire Insurance
             Company                                 2,263,912
                                                   -----------
                                                     4,052,482
                                                   -----------


--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           LEISURE & TOURISM               0.13%
  25,000   Tokyo Dome Corporation                  $   203,831
                                                   -----------
           MACHINERY & ENGINEERING         3.33%
  50,000   Amada Company Limited                       234,307
  50,000   Daikin Industries Limited                   251,326
  25,000   Ebara Corporation                           290,905
 125,000   Hitachi Zosen Corporation                   284,968
 150,000   Kawasaki Heavy Industries Limited           389,456
 125,000   Komatsu Limited                             596,652
 175,000   Kubota Corporation                          504,235
  25,000   Kurita Water Industries Limited             364,126
 350,000   Mitsubishi Heavy Industries Limited       1,523,787
 150,000   Mitsui Engineering & Shipbuilding
             Company Limited*                          153,170
 100,000   Sumitomo Heavy Industries
             Limited                                   356,210
  25,000   Toyoda Automatic Loom Works
             Limited                                   465,052
                                                   -----------
                                                     5,414,194
                                                   -----------
           MERCHANDISING                   3.51%
  75,000   Daiei, Incorporated                         353,242
  25,000   Hankyu Department Stores                    168,210
  25,000   Isetan Company Limited                      188,000
  50,000   Ito Yokado Company Limited                2,730,943
  25,000   Jusco Company Limited                       405,684
  50,000   Marui Company Limited                       819,283
  50,000   Mitsukoshi Limited                          180,084
  25,000   Mycal Corporation                           193,739
  25,000   Seiyu Limited                                87,271
  25,000   Takashimaya Company Limited                 213,726
  25,000   Uny Company Limited                         381,936
                                                    -----------
                                                     5,722,118
                                                   -----------
          METALS - NON FERROUS            0.41%
 125,000   Mitsubishi Materials Corporation            284,968
 100,000   Nippon Light Metal Company
             Limited                                   159,899
  50,000   Sumitomo Metal Mining Company               217,288
                                                   -----------
                                                       662,155
                                                   -----------
           METALS - STEEL                  1.66%
 225,000   Kawasaki Steel Corporation                  377,583
 650,000   Nippon Steel Corporation                  1,219,425
 350,000   NKK Corporation                             412,808
 325,000   Sumitomo Metal Industries                   576,269
  25,000   Tokyo Steel Manufacturing
             Company Limited                           114,779
                                                   -----------
                                                     2,700,864
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   1.07%
 125,000   Asahi Glass Company Limited                 751,009
  25,000   Nitto Denko Corporation                     395,789
  25,000   Toyo Seikan Kaisha Limited                  409,641
 100,000   Ube Industries Limited                      178,897
                                                   -----------
                                                     1,735,336
                                                   -----------
           REAL ESTATE                     1.52%
 150,000   Mitsubishi Estate Company Limited         1,674,187
  75,000   Mitsui Fudosan Company Limited              807,409
                                                   -----------
                                                     2,481,596
                                                   -----------


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  JAPAN WEBS INDEX SERIES (CONCLUDED)

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           RECREATION - OTHER CONSUMER
             GOODS                         2.33%
  50,000   Casio Computer Company Limited           $  411,620
  50,000   Citizen Watch Company                       362,147
  50,000   Fuji Photo Film Company                   1,959,155
  50,000   Konica Corporation                          261,616
  25,000   Shimano Incorporated                        514,525
  25,000   Yamaha Corporation                          277,052
                                                   -----------
                                                     3,786,115
                                                   -----------
           TELECOMMUNICATIONS              7.19%
   1,275   Nippon Telegraph & Telephone
             Corporation                            11,707,433
                                                   -----------
           TEXTILES & APPAREL              0.27%
  25,000   Nisshinbo Industries Incorporated           145,452
 175,000   Toyobo Limited                              293,675
                                                   -----------
                                                       439,127
                                                   -----------
           TRANSPORTATION - AIRLINES       0.47%
 200,000   Japan Airlines Company Limited*             772,580
                                                   -----------
           TRANSPORTATION - ROAD & RAIL    4.17%
     400   East Japan Railway Company                1,890,287
 125,000   Hankyu Corporation                          582,799
  50,000   Keihin Electric Express Railway
             Company Limited                           178,105
 150,000   Kinki Nippon Railway Company
             Limited                                   825,220
 100,000   Nagoya Railroad Company Limited             351,460
  75,000   Nankai Electric Railway Company             338,399
 100,000   Nippon Express Company Limited              624,555
  75,000   Odakyu Electric Railway Company             323,557
  25,000   Seino Transportation Company                149,212
 100,000   Tobu Railway Company Limited                353,044
 125,000   Tokyu Corporation                           550,146
  50,000   Yamato Transport Company
             Limited                                   629,304
                                                   -----------
                                                     6,796,088
                                                   -----------
           TRANSPORTATION - SHIPPING       0.47%
 150,000   Mitsui O.S.K. Lines Limited*                276,656
 150,000   Nippon Yusen Kabushiki Kaisha               485,633
                                                   -----------
                                                       762,289
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           UTILITIES - ELECTRICAL & GAS    4.02%
 100,000   Kansai Electric Power Company
             Incorporated                          $ 1,717,723
 275,000   Osaka Gas Company Limited                   611,692
  50,000   Tohoku Electric Power Company
             Incorporated                              728,251
 150,000   Tokyo Electric Power Company              2,825,932
 300,000   Tokyo Gas Company Limited                   660,176
                                                   -----------
                                                     6,543,774
                                                   -----------
           WHOLESALE & INTERNATIONAL TRADE 2.44%
 150,000   Itochu Corporation                          445,262
 150,000   Marubeni Corporation                        414,391
 150,000   Mitsubishi Corporation                    1,141,059
 200,000   Mitsui & Company                          1,283,939
 100,000   Sumitomo Corporation                        695,005
                                                   -----------
                                                     3,979,656
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $195,363,737)                   162,757,459
                                                    -----------
           COMMON STOCK -
             NON-BASKET                    0.01%
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.01%
     352   Tokyo Electron Limited                       12,650
                                                   -----------
           FINANCIAL SERVICES              0.00%
     400   Credit Saison Company Limited                 9,341
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $19,139)                             21,991
                                                   -----------

           TOTAL INVESTMENTS
             (COST $195,382,876)(DAGGER) 100.00%  $162,779,450
                                         =======  ============
---------------
 *   Non-income producing security.
**   Passive foreign investment company.
(DAGGER) Aggregate  cost for Federal  income tax purposes is  $197,612,497.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $3,179,613
           Excess of tax cost over value           (38,012,660)
                                                  ------------
                                                  $(34,833,047)
                                                  ============


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  MALAYSIA (FREE) WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET          99.57%
           AUTOMOBILES                     3.52%
  390,000  Edaran Otomobil Nasional BHD             $  848,980
  780,000  Perusahaan Otomobil Nasional BHD          1,475,102
1,365,000  Tan Chong Motor Holdings BHD                969,429
                                                   -----------
                                                     3,293,511
                                                   -----------
           BANKING                        10.61%
  975,000  Commerce Asset Holdings BHD                 843,674
1,560,000  Malayan Banking BHD                       6,070,204
1,950,000  Public Bank BHD (Foreign)                 1,167,347
1,950,000  RHB Capital BHD                           1,846,531
                                                   -----------
                                                     9,927,756
                                                   -----------
           BEVERAGES & TOBACCO             7.21%
  975,000  Guinness Anchor BHD                       1,538,776
  585,000  Rothmans of Pall Mall BHD                 5,213,265
                                                   -----------
                                                     6,752,041
                                                   -----------
           BROADCASTING & PUBLISHING       0.65%
  390,000  New Straits Times Press BHD                 604,898
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    2.02%
  585,000  Hume Industries (Malaysia) BHD              678,123
  975,000  Malayan Cement BHD                          570,408
1,755,000  Pan Malaysia Cement Works BHD               639,918
                                                   -----------
                                                     1,888,449
                                                   -----------
           CONSTRUCTION & HOUSING          1.16%
  195,000  Ekran BHD*                                   78,000
  585,000  YTL Corporation BHD                       1,010,816
                                                   -----------
                                                     1,088,816
                                                   -----------
           ELECTRICAL & ELECTRONICS        0.48%
  780,000  Time Engineering BHD                        445,714
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   1.87%
  585,000  Malaysian Pacific Industries BHD          1,751,020
                                                   -----------
           ENERGY SOURCES                  1.12%
  585,000  Shell Refining Company BHD                1,050,612
                                                   -----------
           FINANCIAL SERVICES              3.76%
  780,000  AMMB Holdings BHD                           963,592
1,365,000  Idris Hydraulic (Malaysia) BHD*,**          486,571
1,755,000  MBF Capital BHD                             835,714
  780,000  Rashid Hussain BHD                        1,231,020
                                                   -----------
                                                     3,516,897
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       3.28%
  390,000  Nestle (Malaysia) BHD                     2,101,225
  585,000  Perlis Plantations BHD                      971,020
                                                   -----------
                                                     3,072,245
                                                   -----------
           INDUSTRIAL COMPONENTS           0.52%
  780,000  Leader Universal Holdings BHD               490,286
                                                   -----------
           LEISURE & TOURISM               6.36%
2,535,000  Magnum Corporation BHD                    2,138,367
1,755,000  Resorts World BHD                         3,820,408
                                                   -----------
                                                     5,958,775
                                                   -----------
           MACHINERY & ENGINEERING         1.09%
  780,000  UMW Holdings BHD                          1,018,776
                                                   -----------
           METALS - STEEL                  0.70%
2,535,000  Amsteel Corporation BHD                     655,306
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   7.65%
1,950,000  Golden Hope Plantations BHD               2,600,000
1,365,000  Highlands & Lowlands BHD                  1,508,000
  390,000  Kian Joo Can Factory BHD                    679,184
  975,000  Kuala Lumpur Kepong BHD                   2,374,490
                                                   -----------
                                                     7,161,674
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           MULTI-INDUSTRY                  9.16%
2,925,000  Berjaya Group BHD                       $ 1,098,367
  780,000  Land and General BHD                        318,367
1,560,000  Malaysia Mining Corporation BHD             976,327
1,365,000  Multi-Purpose Holdings BHD**                668,572
3,315,000  Sime Darby BHD                            4,329,796
  975,000  United Engineers (Malaysia)
             Limited BHD                             1,183,265
                                                   -----------
                                                     8,574,694
                                                   -----------
           REAL ESTATE                     1.36%
1,755,000  Hong Leong Properties BHD                   616,041
  975,000  Malaysian Resources Corporation BHD         660,612
                                                   -----------
                                                     1,276,653
                                                   -----------
           TELECOMMUNICATIONS             18.95%
1,755,000  Technology Resources Industries BHD       1,824,245
4,680,000  Telekom Malaysia BHD                     15,918,367
                                                   -----------
                                                    17,742,612
                                                   -----------
           TRANSPORTATION - AIRLINES       1.44%
1,170,000  Malaysian Airline System BHD              1,349,878
                                                   -----------
           TRANSPORTATION - SHIPPING       3.47%
1,755,000  Malaysia International Shipping
             BHD (Foreign)                           3,247,347
                                                   -----------
           UTILITIES - ELECTRICAL & GAS   13.19%
4,680,000  Tenaga Nasional BHD                      12,352,653
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             ($85,841,306)                          93,220,613
                                                   -----------
           COMMON STOCK - NON-BASKET       0.43%
           BANKING                         0.27%
  109,000  Commerce Asset Holdings BHD                  94,319
   60,399  Public Bank BHD (Foreign)                    36,157
  132,000  RHB Capital BHD                             124,996
                                                   -----------
                                                       255,472
                                                   -----------
           CONSTRUCTION & HOUSING          0.04%
   62,000  Ekran  BHD*                                  24,800
    6,000  YTL Corporation BHD                          10,367
                                                   -----------
                                                        35,167
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.01%
    5,250  Perlis Plantations BHD                        8,714
                                                   -----------
           METALS - STEEL                  0.00%
   35,944  Silverstone BHD*                                  0
                                                   -----------
           MULTI-INDUSTRY                  0.00%
    1,600  Malaysia Mining Corporation BHD               1,001
                                                   -----------
           REAL ESTATE                     0.11%
  156,666  Malaysian Resources Corporation BHD         106,149
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $437,664)                           406,503
                                                   -----------
           TOTAL INVESTMENTS
             (COST $86,278,970)(DAGGER)  100.00%   $93,627,116
                                         =======   ===========

-------------
 *   Non-income producing security.
**   Passive foreign investment company.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $86,451,922.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 9,793,070
           Excess of tax cost over value            (2,617,876)
                                                   -----------
                                                   $ 7,175,194
                                                   ===========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
MEXICO (FREE) WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           BANKING                         4.58%
 108,000   Grupo Financiero Banamex
             Accival SA de CV - Series B*           $  272,535
  45,000   Grupo Financiero Banamex
             Accival SA de CV - Series L*               96,655
 405,000   Grupo Financiero Bancomer SA
             de CV - Series B*                         233,873
                                                   -----------
                                                       603,063
                                                   -----------
           BEVERAGES & TOBACCO            17.56%
  99,000   Empresas La Moderna
             SA de CV - Series A*                      497,324
  81,000   Fomento Economico Mexicano
             SA de CV - Series B                       603,697
  54,000   Grupo Continental SA                        173,662
 126,000   Grupo Modelo SA de CV - Series C          1,035,211
                                                   -----------
                                                     2,309,894
                                                   -----------
           BROADCASTING & PUBLISHING       3.60%
  27,000   Grupo Televisa SA - Series CPO*             473,768
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    5.88%
  45,000   Apasco SA de CV                             267,782
  63,000   Cemex SA de CV - Series A*                  247,711
  54,000   Cemex SA de CV - Series B*                  257,958
                                                   -----------
                                                       773,451
                                                   -----------
           CHEMICALS                       0.44%
  27,000   Cydsa SA - Series A                          57,613
                                                   -----------
           CONSTRUCTION & HOUSING          1.63%
 108,000   Empresas ICA Sociedad
             Controladora SA de CV                     214,732
                                                   -----------
           ENERGY EQUIPMENT & SERVICES     1.19%
   9,000   Tubos de Acero de Mexico SA*                156,972
                                                   -----------
           FINANCIAL SERVICES              0.56%
 333,000   Grupo Financiero Probursa SA de
             CV - Series B*                             73,870
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       4.67%
  54,000   Grupo Industrial Bimbo SA de
             CV - Series A                             497,535
 144,000   Grupo Industrial Maseca SA de
             CV - Series B                             116,620
                                                   -----------
                                                       614,155
                                                   -----------
           HEALTH & PERSONAL CARE          7.77%
 225,000   Kimberly-Clark de Mexico SA de
             CV - Series A                           1,022,007
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           MACHINERY & ENGINEERING         0.44%
  45,000   Consorcio Grupo Dina SA*                $    58,099
                                                   -----------
           MERCHANDISING                   8.25%
 315,000   Cifra SA de CV - Series V                   608,556
 162,000   Controladora Comercial Mexicana
             SA de CV - Series UBC                     186,718
 180,000   El Puerto de Liverpool SA de
             CV - Series 1                             247,183
  36,000   El Puerto de Liverpool SA de
             CV - Series C1                             42,254
                                                   -----------
                                                     1,084,711
                                                   -----------
           METALS - NON FERROUS            4.58%
  99,000   Grupo Mexico SA - Series B                  336,972
  63,000   Industrias Penoles SA - Series CP*          266,197
                                                   -----------
                                                       603,169
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   1.98%
  72,000   Empaques Ponderosa SA de
             CV - Series B*                             56,113
  54,000   Vitro SA                                    204,084
                                                   -----------
                                                       260,197
                                                   -----------
           MULTI-INDUSTRY                 14.49%
  90,000   Alfa SA de CV - Series A                    512,324
  72,000   Desc SA de CV - Series B                    515,493
 144,000   Grupo Carso SA de CV -
             Series A1                                 878,873
                                                   -----------
                                                     1,906,690
                                                   -----------
           TELECOMMUNICATIONS             22.38%
 360,000   Telefonos de Mexico SA -
             Series A                                  910,563
 810,000   Telefonos de Mexico SA -
             Series L                                2,034,507
                                                   -----------
                                                     2,945,070
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $11,916,397)                     13,157,461
                                                   -----------

           TOTAL INVESTMENTS
             (COST $11,916,397)(DAGGER)  100.00%   $13,157,461
                                         =======   ===========

-------------
*    Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $11,916,397.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $1,613,718
           Excess of tax cost over value              (372,654)
                                                    ----------
                                                    $1,241,064
                                                    ==========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  NETHERLANDS WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      4.19%
   8,100   Philips Electronics NV                  $   629,195
                                                   -----------
           BANKING                         4.08%
  27,600   ABN Amro Holding NV                         612,165
                                                   -----------
           BEVERAGES & TOBACCO             4.08%
   3,300   Heineken NV                                 612,311
                                                   -----------
          BROADCASTING & PUBLISHING       8.36%
  34,704   Elsevier NV                                 652,745
   3,900   Wolters Kluwer NV                           602,272
                                                   -----------
                                                     1,255,017
                                                   -----------
           BUSINESS & PUBLIC SERVICES      1.58%
   5,964   Getronics NV                                236,882
                                                   -----------
           CHEMICALS                       4.62%
   3,420   Akzo Nobel NV                               693,891
                                                   -----------
           CONSTRUCTION & HOUSING          2.54%
   7,560   Hollandsche Beton Groep NV                  153,645
   3,924   IHC Caland NV                               227,553
                                                   -----------
                                                       381,198
                                                   -----------
           DATA PROCESSING &
             REPRODUCTION                  1.67%
   1,860   Oce NV                                      250,526
                                                   -----------
           ENERGY EQUIPMENT & SERVICES     1.04%
   4,680   Koninklijke Pakhoed NV                      155,931
                                                   -----------
           ENERGY SOURCES                 21.14%
  58,032   Royal Dutch/Shell Group                   3,172,495
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           FINANCIAL SERVICES             12.69%
  36,000   Ing Groep NV                            $ 1,904,734
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS      12.76%
  29,760   Unilever NV - CVA                         1,914,794
                                                   -----------
           FOREST PRODUCTS & PAPER         1.49%
   8,400   Koninklijke KNP BT NV                       224,066
                                                   -----------
           INSURANCE                       4.56%
   9,600   ASR Verzekeringsgroep NV                    684,743
                                                   -----------
           MACHINERY & ENGINEERING         1.22%
   4,668   Stork NV                                    182,442
                                                   -----------
           MERCHANDISING                   4.64%
  22,800   Koninklijke Ahold NV                        697,289
                                                   -----------
           METALS - STEEL                  1.17%
   3,600   Koninklijke Hoogovens NV                    175,348
                                                   -----------
           TELECOMMUNICATIONS              4.83%
  14,400   Royal PTT Nederland NV                      724,608
                                                   -----------
           TRANSPORTATION - AIRLINES       2.60%
  10,800   KLM - Konin Luchvaart Mij NV                390,972
                                                   -----------
           TRANSPORTATION - ROAD & RAIL    0.74%
   4,800   Koninklijke Nedlloyd Groep NV               111,857
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $11,439,060)                     15,010,464
                                                   -----------

           TOTAL INVESTMENTS
             (COST $11,439,060)(DAGGER)  100.00%   $15,010,464
                                         =======   ===========

-----------------
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $11,441,527.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $3,618,105
           Excess of tax cost over value               (49,168)
                                                    ----------
                                                    $3,568,937
                                                    ==========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  SINGAPORE (FREE) WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET          99.98%
           AUTOMOBILES                     4.96%
  558,000  Cycle And Carriage Limited              $ 2,478,470
  465,000  Inchcape Motors Limited                     702,807
                                                   -----------
                                                     3,181,277
                                                   -----------
           BANKING                        25.82%
  558,000  Development Bank of Singapore
             Limited (Foreign)                       4,371,746
1,116,000  Oversea-Chinese Banking
             Corporation Limited                     6,643,677
1,023,000  United Overseas Bank Limited
             (Foreign)                               5,553,609
                                                   -----------
                                                    16,569,032
                                                   -----------
           BEVERAGES & TOBACCO             3.81%
  558,000  Fraser & Neave Limited                    2,444,047
                                                   -----------
           BROADCASTING & PUBLISHING       4.15%
  186,000  Singapore Press Holdings Limited
             (Foreign)                               2,662,060
                                                   -----------
           BUSINESS & PUBLIC SERVICES      0.75%
  372,000  Sembawang Marine and Logistics
             Limited                                   479,630
                                                   -----------
           DATA PROCESSING &
             REPRODUCTION                  0.44%
2,139,000  IPC Corporation Limited                     283,705
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   3.99%
   93,000  Creative Technology Limited*              2,214,559
1,674,000  Goldtron Limited                            345,953
                                                   -----------
                                                     2,560,512
                                                   -----------
           LEISURE & TOURISM               2.68%
1,116,000  Hotel Properties Limited                    722,887
   93,000  Overseas Union Enterprise Limited           227,193
  465,000  Shangi-La Hotel                             768,785
                                                   -----------
                                                     1,718,865
                                                   -----------
           MACHINERY & ENGINEERING         0.14%
  186,000  Van Der Horst Limited                        92,369
                                                   -----------
           MERCHANDISING                   0.59%
  279,000  Metro Holdings Limited                      382,097
                                                   -----------
           METALS - NON FERROUS            1.11%
  651,000  Straits Trading Company Limited             714,855
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           METALS - STEEL                  1.40%
  651,000  Natsteel Limited                         $  899,593
                                                   -----------
           MULTI-INDUSTRY                  7.83%
  744,000  Haw Par Corporation Limited**               853,695
1,023,000  Keppel Corporation Limited                2,940,888
1,395,000  Singapore Technologies Industrial
             Corporation**                           1,230,629
                                                   -----------
                                                     5,025,212
                                                   -----------
           REAL ESTATE                    18.97%
  465,000  City Developments Limited                 2,108,421
2,046,000  DBS Land Limited                          3,168,081
  651,000  First Capital Corporation Limited           658,630
1,209,000  Parkway Holdings Limited                  2,595,509
3,906,000  United Industrial Corporation
             Limited                                 1,578,304
2,325,000  United Overseas Land Limited              2,065,392
                                                   -----------
                                                    12,174,337
                                                   -----------
           TELECOMMUNICATIONS             13.35%
4,185,000  Singapore Telecommunications
             Limited                                 8,571,376
                                                   -----------
           TRANSPORTATION - AIRLINES       7.51%
  651,000  Singapore Airlines Limited
             (Foreign)                               4,819,247
                                                   -----------
           TRANSPORTATION - ROAD & RAIL    1.05%
1,395,000  Comfort Group Limited                       675,555
                                                   -----------
           TRANSPORTATION - SHIPPING       1.43%
1,953,000  Neptune Orient Lines Limited                915,657
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $64,229,437)                     64,169,426
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.02%
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.02%
      650  Creative Technology Limited*                 15,478
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $8,489)                              15,478
                                                   -----------

           TOTAL INVESTMENTS
             (COST $64,237,926)(DAGGER)  100.00%   $64,184,904
                                         =======   ===========

----------------
 *   Non-income producing security.
**   Passive foreign investment company.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $65,720,691.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 1,580,056
           Excess of tax cost over value            (3,115,843)
                                                   -----------
                                                   $(1,535,787)
                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  SPAIN WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        31.48%
  49,194   Banco Bilbao Vizcaya SA                 $ 2,245,455
  24,300   Banco Central Hispanoamericano
             SA                                        754,962
  33,300   Banco Santander SA                        1,539,434
   9,900   Corporacion Bancaria de Espana
             SA                                        736,643
                                                   -----------
                                                     5,276,494
                                                   -----------
           BEVERAGES & TOBACCO             2.76%
  10,026   El Aguila SA*                                72,909
   3,852   Tabacalera SA - Class A                     388,914
                                                   -----------
                                                       461,823
                                                   -----------
           BUSINESS & PUBLIC SERVICES      5.00%
  27,000   Autopistas Concesionaria
             Espanola SA                               404,961
   7,632   Prosegur Cia de Seguridad SA                 84,984
   7,560   Sociedade General de Aguas de
             Barcelona SA                              348,512
                                                   -----------
                                                       838,457
                                                   -----------
           CHEMICALS                       0.45%
  60,147   Ercros SA*                                   75,372
                                                   -----------
           CONSTRUCTION & HOUSING          3.31%
   7,623   Dragados y Construcciones SA                207,880
   8,100   Fomento de Construcciones y
             Contratas SA                              347,109
                                                   -----------
                                                       554,989
                                                   -----------
           ENERGY SOURCES                  4.31%
  16,200   Repsol SA                                   721,566
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.40%
  11,601   Ebro Agricolas SA                           235,387
                                                   -----------
           FOREST PRODUCTS & PAPER         0.86%
   3,600   Empresa Nacional de Celulosas
             SA                                         50,255
  21,816   Sarrio SA                                    94,196
                                                   -----------
                                                       144,451
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           INSURANCE                       1.74%
  10,008   Mapfre (Corporacion)                    $   291,763
                                                   -----------
           MACHINERY & ENGINEERING         2.03%
  12,240   Zardoya Otis                                339,349
                                                   -----------
           METALS - STEEL                  1.41%
   1,575   Acerinox SA                                 236,534
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.61%
   3,150   Viscofan Industria Navarra De
             Envolturas Celulosicas SA                 101,854
                                                   -----------
           MULTI-INDUSTRY                  1.51%
   1,953   Corporacion Financiera Alba SA              253,612
                                                   -----------
           REAL ESTATE                     4.72%
   7,011   Inmobiliaria Metropolitana Vasco
             Central SA                                338,680
  10,971   Inmobiliaria Urbis SA*                      141,398
   9,828   Vallehermoso SA                             311,402
                                                   -----------
                                                       791,480
                                                   -----------
           TELECOMMUNICATIONS             14.20%
  69,300   Telefonica de Espana                      2,380,268
                                                   -----------
           UTILITIES - ELECTRICAL & GAS   24.21%
  87,336   Endesa SA                                 1,928,010
  13,500   Gas Natural SDG SA                          599,552
  49,500   Iberdrola SA                                715,109
  65,700   Union Electrica Fenosa SA                   814,771
                                                   -----------
                                                     4,057,442
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $12,514,159)                     16,760,841
                                                   -----------

           TOTAL INVESTMENTS
             (COST $12,514,159)(DAGGER)  100.00%   $16,760,841
                                         =======   ===========

---------------
*    Non-income producing security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $12,520,661.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $4,342,921
           Excess of tax cost over value              (102,741)
                                                    ----------
                                                    $4,240,180
                                                    ==========

                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  SWEDEN WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      3.56%
   5,600   Electrolux AB-B                         $   426,659
                                                   -----------
           AUTOMOBILES                     4.48%
   9,600   Volvo AB-A                                  255,396
  10,400   Volvo AB-B                                  281,225
                                                   -----------
                                                       536,621
                                                   -----------
           BANKING                         9.15%
  38,400   Skandinaviska Enskilda Banken-A             549,161
  12,800   Svenska Handelsbanken-A                     547,562
                                                   -----------
                                                     1,096,723
                                                   -----------
           BEVERAGES & TOBACCO             1.93%
  72,000   Swedish Match AB                            231,115
                                                   -----------
           BUSINESS & PUBLIC SERVICES      3.11%
   5,600   Esselte AB-A                                105,615
   4,800   Esselte AB-B                                 98,022
   5,600   Securitas AB-B                              169,614
                                                   -----------
                                                       373,251
                                                   -----------
           CHEMICALS                       2.29%
  11,200   AGA AB-A                                    153,877
   9,600   AGA AB-B                                    121,103
                                                   -----------
                                                       274,980
                                                   -----------
           CONSTRUCTION & HOUSING          3.32%
   8,800   Skanska AB-B                                397,882
                                                   -----------
           ELECTRICAL & ELECTRONICS       27.74%
  42,400   ABB AB - A                                  532,224
  20,000   ABB AB - B                                  248,551
  56,000   Ericsson LM-B                             2,545,963
                                                   -----------
                                                     3,326,738
                                                   -----------
           FINANCIAL SERVICES              0.90%
   2,400   Om Gruppen AB                               108,513
                                                   -----------
           FOREST PRODUCTS & PAPER         5.65%
  18,400   Stora Kopparbergs-A                         267,736
   3,200   Stora Kopparbergs-B                          46,163
  16,000   Svenska Cellulosa AB-B                      363,709
                                                   -----------
                                                       677,608
                                                   -----------
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           HEALTH & PERSONAL CARE          18.56%
  91,728   Astra AB-A                              $ 1,850,279
  19,200   Astra AB-B                                  375,300
                                                   -----------
                                                     2,225,579
                                                   -----------
           INDUSTRIAL COMPONENTS           2.69%
   8,000   SKF AB-A                                    156,874
   8,000   SKF AB-B                                    165,368
                                                   -----------
                                                       322,242
                                                   -----------
           INSURANCE                       4.52%
   9,600   Skandia Forsakrings AB                      541,966
                                                   -----------
           MACHINERY & ENGINEERING         3.90%
  10,400   Atlas Copco AB-A                            289,668
   6,400   Atlas Copco AB-B                            177,858
                                                   -----------
                                                       467,526
                                                   -----------
           MERCHANDISING                   4.09%
  10,400   Hennes & Mauritz AB - B                     491,007
                                                   -----------
           METALS - NON FERROUS            0.57%
   4,000   Granges AB                                   68,945
                                                   -----------
           METALS - STEEL                  1.62%
   6,400   Svenskt Stal AB(SSAB) - A                   119,904
   4,000   Svenskt Stal AB(SSAB) - B                    74,940
                                                   -----------
                                                       194,844
                                                   -----------
           MULTI-INDUSTRY                  1.13%
   9,600   Trelleborg AB-B                             135,492
                                                   -----------
           REAL ESTATE                     0.79%
   6,400   Diligentia AB                                94,724
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $10,347,885)                     11,992,415
                                                   -----------

           TOTAL INVESTMENTS
             (COST $10,347,885)(DAGGER)  100.00%   $11,992,415
                                         =======   ===========

------------------
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $10,351,825.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $1,824,074
           Excess of tax cost over value              (183,484)
                                                    ----------
                                                    $1,640,590
                                                    ==========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
SWITZERLAND WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        16.63%
   6,050   Credit Suisse Group                     $ 1,092,430
   3,190   Schweizerischer Bankverein
             (Swiss Bank)*                           1,067,246
   1,144   UBS-Union Bank of Switzerland             1,781,946
                                                   -----------
                                                     3,941,622
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    4.66%
   1,133   Forbo Holding AG                            514,158
   1,210   Holderbank Financiere Glarus AG             236,624
     363   Holderbank Financiere Glarus
             AG - Bearer                               353,700
                                                   -----------
                                                     1,104,482
                                                   -----------
           BUSINESS & PUBLIC SERVICES      2.66%
   1,122   Adecco SA                                   362,762
     308   SGS Societe Generale de
             Surveillance Holding SA                   107,032
      88   SGS Societe Generale de
             Surveillance Holding
             SA - Bearer                               161,897
                                                   -----------
                                                       631,691
                                                   -----------
           CHEMICALS                       3.04%
     110   EMS-Chemie Holding AG*,**                   554,647
     484   Sika Finanz AG                              166,214
                                                   -----------
                                                       720,861
                                                   -----------
           ELECTRICAL & ELECTRONICS        2.21%
     385   Abb AG - Bearer                             524,666
                                                   -----------
           FINANCIAL SERVICES              2.89%
     297   Julius Baer Holding AG**                    685,027
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       9.59%
   1,298   Nestle SA                                 2,273,004
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           HEALTH & PERSONAL CARE         33.41%
     330   Ares Serono Group**                      $  494,685
   2,376   Novartis AG                               4,333,982
     264   Roche Holding AG - Genussein              3,090,433
                                                   -----------
                                                     7,919,100
                                                   -----------
           INSURANCE                      12.37%
     594   Helvetia Patria Holding**                   779,129
     495   Schweizerische
             Rueckversicherungs (Swiss Re)           1,043,224
   2,035   Zuerich Versicherungs                     1,109,294
                                                   -----------
                                                     2,931,647
                                                   -----------
           LEISURE & TOURISM               0.52%
     319   Mowenpick Holdings - Bearer                 123,896
                                                   -----------
           MACHINERY & ENGINEERING         2.38%
     440   Schindler Holding AG                        563,641
                                                   -----------
           MERCHANDISING                   0.67%
     693   Valora Holding AG                           158,895
                                                   -----------
           MULTI-INDUSTRY                  3.54%
     726   Alusuisse-Lonza Holdings                    838,491
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                         2.64%
   6,127   Tag Heuer International SA*,**              626,227
                                                   -----------
           TRANSPORTATION - AIRLINES       2.79%
     495   Sairgroup*                                  661,079
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $19,311,734)                     23,704,329
                                                   -----------

           TOTAL INVESTMENTS
             (COST $19,311,734)(DAGGER)  100.00%   $23,704,329
                                         =======   ===========

----------------
 *    Non-income producing security.
**    Non index security.
(DAGGER)  Aggregate  cost for Federal  income tax purposes is  $19,335,732.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $4,418,104
           Excess of tax cost over value               (49,507)
                                                    ----------
                                                    $4,368,597
                                                    ==========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  UNITED KINGDOM WEBS INDEX SERIES
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           COMMON STOCK - BASKET         100.00%
           AEROSPACE & MILITARY TECHNOLOGY 1.51%
  15,660   British Aerospace Plc                   $   491,962
  56,520   Rolls-Royce Plc                             216,365
                                                   -----------
                                                       708,327
                                                   -----------
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.07%
  13,416   Thorn Plc                                    33,465
                                                   -----------
           BANKING                        15.23%
  51,060   Barclays Plc                              1,516,628
  57,600   HSBC Holdings Plc ($HK10)                 1,660,620
  28,800   HSBC Holdings Plc (75p)                     884,842
 180,000   Lloyds TSB Group Plc                      2,708,822
  24,300   Royal Bank of Scotland Group Plc            376,094
                                                   -----------
                                                     7,147,006
                                                   -----------
           BEVERAGES & TOBACCO             3.88%
  35,040   Cadbury Schweppes Plc                       445,681
 134,412   Diageo Plc                                1,375,438
                                                   -----------
                                                     1,821,119
                                                   -----------
           BROADCASTING & PUBLISHING       2.62%
  54,120   British Sky Broadcasting Group Plc          350,197
  22,500   Pearson Plc                                 335,269
  46,080   Reed International Plc                      542,096
                                                   -----------
                                                     1,227,562
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    1.75%
  32,520   Blue Circle Industries Plc                  190,216
  18,120   BPB Plc                                      98,007
  17,628   Caradon Plc                                  58,049
  23,508   Hanson Plc                                  118,634
   9,540   Hepworth Plc                                 35,342
  10,140   RMC Group Plc                               154,600
  19,980   Wolseley Plc                                164,485
                                                   -----------
                                                       819,333
                                                   -----------
           BUSINESS & PUBLIC SERVICES      3.33%
  11,040   Anglian Water Plc                           153,053
   6,720   De La Rue Plc                                32,142
  14,400   Railtrack Group Plc                         219,314
  50,328   Reuters Group Plc                           506,720
  16,200   Thames Water Plc                            235,792
  20,580   United Utilities Plc                        276,501
  23,700   Williams Plc                                137,358
                                                   -----------
                                                     1,560,880
                                                   -----------
           CHEMICALS                       1.77%
  16,440   BOC Group Plc                               257,150
  21,720   Courtaulds Plc                              125,703
  24,540   Imperial Chemical Industries Plc            447,891
                                                   -----------
                                                       830,744
                                                   -----------
           CONSTRUCTION & HOUSING          0.13%
  18,660   Taylor Woodrow Plc                           62,676
                                                   -----------
           ELECTRICAL & ELECTRONICS        1.32%
  94,560   General Electric Company Plc                618,101
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.13%
   9,300   Bowthorpe Plc                                61,326
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           ENERGY SOURCES                  6.22%
 188,580   British Petroleum Company Plc           $ 2,601,965
   7,740   Burmah Castrol Plc                          133,556
  40,560   LASMO Plc                                   184,485
                                                   -----------
                                                     2,920,006
                                                   -----------
           FINANCIAL SERVICES              2.55%
  44,880   Abbey National Plc                          921,470
   7,320   Schroders Plc**                             276,602
                                                   -----------
                                                     1,198,072
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       3.28%
  38,940   Associated British Foods Plc                406,487
 117,120   Unilever Plc                              1,060,609
  15,900   United Biscuits Holdings Plc                 70,881
                                                   -----------
                                                     1,537,977
                                                   -----------
           FOREST PRODUCTS & PAPER         0.17%
  29,400   Arjo Wiggins Appleton Plc                    80,114
                                                   -----------
           HEALTH & PERSONAL CARE         14.46%
 117,840   Glaxo Wellcome Plc                        3,298,401
 168,000   Smithkline Beecham Plc                    2,102,251
  31,860   Zeneca Group Plc                          1,384,878
                                                   -----------
                                                     6,785,530
                                                   -----------
           INDUSTRIAL COMPONENTS           0.70%
  21,660   BBA Group Plc                               154,422
  20,580   BICC Plc                                     44,220
  33,720   Lucasvarity Plc                             129,917
                                                   -----------
                                                       328,559
                                                   -----------
           INSURANCE                       6.34%
  30,120   Commercial Union Plc                        544,527
  48,000   Guardian Royal Exchange Plc                 360,781
  42,444   Legal & General Group Plc                   475,910
  60,000   Prudential Corporation Plc                  896,519
  51,600   Royal & Sun Alliance Insurance
             Group Plc                                 657,161
  16,620   Sedgwick Group Plc                           40,774
                                                   -----------
                                                     2,975,672
                                                   -----------
           LEISURE & TOURISM               2.64%
  31,500   Bass Plc                                    527,983
   9,900   Carlton Communications Plc                   69,602
  24,000   Ladbroke Group Plc                          120,919
  33,420   Rank Group Plc                              183,237
  23,340   Scottish & Newcastle Plc                    335,872
                                                   -----------
                                                     1,237,613
                                                   -----------
           MACHINERY & ENGINEERING         0.94%
  10,800   GKN Plc                                     261,220
  12,000   Smith Industries Plc                        179,600
                                                   -----------
                                                       440,820
                                                   -----------
           MERCHANDISING                   8.45%
  34,020   Boots Company Plc                           511,127
  36,660   Great Universal Stores Plc                  467,795
  26,100   Kingfisher Plc                              450,149
 104,100   Marks & Spencer Plc                         994,981
  18,540   Next Plc                                    252,909
  42,720   Safeway Plc                                 251,812
  48,000   Sainsbury Plc                               372,241
  78,180   Tesco Plc                                   664,856
                                                   -----------
                                                     3,965,870
                                                   -----------


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
UNITED KINGDOM WEBS INDEX SERIES (CONCLUDED)
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           METALS - NON FERROUS            1.01%
  35,280   Rio Tinto Plc                           $   476,326
                                                   -----------
           METALS - STEEL                  0.32%
  63,120   British Steel Plc                           151,474
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.36%
  42,480   Pilkington Plc                               80,435
  18,960   Rexam Plc                                    86,629
                                                   -----------
                                                       167,064
                                                   -----------
           MULTI-INDUSTRY                  4.32%
 108,300   B.A.T. Industries Plc                     1,080,595
 137,520   BTR Plc                                     365,113
  20,400   Granada Group Plc                           318,756
  27,300   Lonrho Plc                                   42,028
  25,320   TI Group Plc                                221,996
                                                   -----------
                                                     2,028,488
                                                   -----------
           REAL ESTATE                     1.81%
  21,780   British Land Company Plc                    263,577
  22,980   Land Securities Plc**                       430,391
  15,780   MEPC Plc                                    155,891
                                                   -----------
                                                       849,859
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                         0.51%
  28,188   EMI Group Plc                               240,412
                                                   -----------

--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
 ------    --------                                    -----
           TELECOMMUNICATIONS              8.52%
 210,300   British Telecommunications Plc          $ 2,124,299
  80,700   Cable & Wireless Plc                        882,274
 111,540   Vodafone Group Plc                          991,713
                                                   -----------
                                                     3,998,286
                                                   -----------
           TEXTILES & APPAREL              0.11%
  38,340   Coats Viyella Plc                            53,342
                                                   -----------
           TRANSPORTATION - AIRLINES       0.73%
  36,360   British Airways Plc                         341,240
                                                   -----------
           TRANSPORTATION - SHIPPING       0.62%
  22,680   Peninsular & Oriental Steam Plc             292,206
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    4.20%
 126,996   BG Plc                                      637,229
 143,940   Centrica Plc*                               255,957
  49,824   National Grid Holdings Plc                  280,560
  39,780   National Power Plc                          412,308
  29,640   Scottish Power Plc                          252,796
  15,948   Southern Electric Plc                       134,705
                                                   -----------
                                                     1,973,555
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $36,274,717)                     46,933,024
                                                   -----------

           TOTAL INVESTMENTS
             (COST $36,274,717)(DAGGER)  100.00%   $46,933,024
                                         =======   ===========

--------------
 *          Non-income producing security.
**          Passive foreign investment company.
 (DAGGER) Aggregate cost for Federal income tax purposes is $36,388,133. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $11,291,642
           Excess of tax cost over value              (746,751)
                                                   -----------
                                                   $10,544,891
                                                   ===========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1998

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)           WEBS INDEX FUND, INC.
================================================================================


                                            AUSTRALIA    AUSTRIA      BELGIUM      CANADA       FRANCE        GERMANY    HONG KONG
                                              WEBS        WEBS         WEBS         WEBS         WEBS          WEBS        WEBS
                                              INDEX       INDEX        INDEX        INDEX        INDEX         INDEX       INDEX
                                             SERIES      SERIES       SERIES       SERIES       SERIES        SERIES      SERIES
                                           -----------  ----------  -----------  -----------  -----------  -----------  -----------
ASSETS
  Investments, at value .................. $42,019,883  $5,559,227  $21,420,028  $22,508,823  $20,712,663  $33,966,147  $59,574,246
  Cash and foreign currency ..............      70,225      55,670       88,822      161,519      148,249      271,233       11,698
  Collateral for securities loaned .......   6,469,604     710,818    4,422,166    1,552,992      497,691    7,137,577    5,765,256
  Dividends receivable ...................     151,323         627       27,260       29,189      135,400        8,831       81,564
  Interest receivable ....................       1,069         238        1,625          133          145        1,185        2,769
  Receivable for securities sold .........          --          --      706,467      108,597           --           --       65,436
  Receivable for Fund shares sold ........          --          --           --           --           --           --           --
  Deferred organization cost .............      86,643      64,432       28,143       61,201      167,977      159,586       44,483
  Prepaid expenses .......................       8,386         902        4,993        3,986        3,846        6,231        6,519
                                           -----------  ----------  -----------  -----------  -----------  -----------  -----------
      Total assets .......................  48,807,133   6,391,914   26,699,504   24,426,440   21,665,971   41,550,790   65,551,971
                                           -----------  ----------  -----------  -----------  -----------  -----------  -----------
LIABILITIES
  Payable for securities purchased .......          --          --           --       70,920           --           --           --
  Payable for Fund shares redeemed .......          --          --      708,328           --           --           --           --
  Liability for in-kind subscriptions ....          --          --           --           --           --           --           --
  Payable for securities loaned ..........   6,469,604     710,818    4,422,166    1,552,992      497,691    7,137,577    5,765,256
  Advisory fee payable ...................      18,697       1,924       10,632        9,315        8,443       13,316       17,793
  Administration fee payable .............      15,235       1,568        8,663        7,590        6,880       10,850       14,498
  Distribution fee payable ...............      13,850       1,425        7,876        6,900        6,254        9,863       13,180
  Due to custodian .......................       6,191       3,184        4,969        1,610        1,675        2,524       46,431
  Accrued expenses .......................      33,034       4,248        6,619       17,241        8,083       12,865       41,582
                                           -----------  ----------  -----------  -----------  -----------  -----------  -----------
      Total liabilities ..................   6,556,611     723,167    5,169,253    1,666,568      529,026    7,186,995    5,898,740
                                           -----------  ----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS
  Capital stock, $0.001 par value ........       4,200         500        1,200        1,600        1,201        1,801        5,401
  Paid-in capital ........................  45,402,570   5,334,800   18,981,115   17,527,955   16,421,090   26,968,603   65,048,447
  Accumulated net investment income/(loss)     102,683     (19,907)    (480,421)      58,216      (69,608)     (81,652)     110,056
  Accumulated net realized gain/(loss)
    on investments .......................    (113,635)     33,559    1,262,510      629,797      177,798      (24,237)    (355,906)
  Net unrealized appreciation/(depreciation)
    on investments and translation of other
    assets and liabilities denominated in
    foreign currencies ...................  (3,145,296)    319,795    1,765,847    4,542,304    4,606,464    7,499,280   (5,154,767)
                                           -----------  ----------  -----------  -----------  -----------  -----------  -----------
  Net Assets ............................. $42,250,522  $5,668,747  $21,530,251  $22,759,872  $21,136,945  $34,363,795  $59,653,231
                                           ===========  ==========  ===========  ===========  ===========  ===========  ===========
  Shares of common stock issued and
    outstanding ..........................   4,200,030     500,030    1,200,030    1,600,030    1,201,000    1,801,000    5,401,000
                                           ===========  ==========  ===========  ===========  ===========  ===========  ===========
  Net Asset Value Per Share .............. $     10.06  $    11.34  $     17.94  $     14.22  $     17.60  $     19.08  $     11.04
                                           ===========  ==========  ===========  ===========  ===========  ===========  ===========


                                                                          MALAYSIA      MEXICO                   SINGAPORE
                                                 ITALY        JAPAN        (FREE)       (FREE)     NETHERLANDS    (FREE)
                                                 WEBS         WEBS          WEBS         WEBS         WEBS         WEBS
                                                 INDEX        INDEX         INDEX        INDEX        INDEX        INDEX
                                                SERIES       SERIES        SERIES       SERIES       SERIES       SERIES
                                             -----------  ------------ ------------  -----------  -----------   -----------
ASSETS
  Investments, at value ..................   $63,529,349  $162,779,450  $93,627,116  $13,157,461  $15,010,464   $64,184,904
  Cash and foreign currency ..............       138,083       426,374           --       94,766       87,412     6,766,715
  Collateral for securities loaned .......    15,078,715    32,537,038   16,559,498    3,027,560    2,439,292     9,532,677
  Dividends receivable ...................            --        48,724       61,322           --        1,270            --
  Interest receivable ....................         3,918         9,569       15,412        2,649          216         3,137
  Receivable for securities sold .........            --            --      163,265           --           --            --
  Receivable for Fund shares sold ........            --            --           --           --           --     1,358,695
  Deferred organization cost .............        84,801       352,171       47,149       47,634       39,893        56,615
  Prepaid expenses .......................        11,041        27,673        9,185        2,561        2,367         6,914
                                             -----------  ------------ ------------  -----------  -----------   -----------
      Total assets .......................    78,845,907   196,180,999  110,482,947   16,332,631   17,580,914    81,909,657
                                             -----------  ------------ ------------  -----------  -----------   -----------
LIABILITIES
  Payable for securities purchased .......            --            --           --           --           --     6,734,337
  Payable for Fund shares redeemed .......            --            --           --           --           --            --
  Liability for in-kind subscriptions ....            --            --           --           --           --     1,352,745
  Payable for securities loaned ..........    15,078,715    32,537,038   16,559,498    3,027,560    2,439,292     9,532,677
  Advisory fee payable ...................        26,274        61,663       23,225        6,323        5,615        17,417
  Administration fee payable .............        21,408        50,244       20,710        5,152        4,575        14,191
  Distribution fee payable ...............        19,462        45,676       18,827        4,684        4,159        12,901
  Due to custodian .......................         3,781        16,336       89,842        6,831        3,855        38,353
  Accrued expenses .......................        27,380        38,987       38,596        6,294       12,689        25,877
                                             -----------  ------------ ------------  -----------  -----------   -----------
      Total liabilities ..................    15,177,020    32,749,944   16,750,698    3,056,844    2,470,185    17,728,498
                                             -----------  ------------ ------------  -----------  -----------   -----------
NET ASSETS
  Capital stock, $0.001 par value ........         2,850        15,001       14,625          900          601         9,300
  Paid-in capital ........................    46,080,688   202,237,707   87,731,749   10,834,440   11,117,309    66,870,046
  Accumulated net investment income/(loss)      (817,373)     (388,025)      (1,487)      (8,251)     (16,909)      (35,568)
  Accumulated net realized gain/(loss)
    on investments .......................       655,130    (5,834,735)  (1,364,014)   1,207,252      438,597    (2,488,252)
  Net unrealized appreciation/(depreciation
    on investments and translation of other
    assets and liabilities denominated in
    foreign currencies ...................    17,747,592   (32,598,893)   7,351,376    1,241,446    3,571,131      (174,367)
                                             -----------  ------------ ------------  -----------  -----------   -----------
  Net Assets .............................   $63,668,887  $163,431,055  $93,732,249  $13,275,787  $15,110,729   $64,181,159
                                             ===========  ============  ===========  ===========  ===========   ===========
  Shares of common stock issued and
    outstanding ..........................     2,850,030    15,001,000   14,625,030      900,030      601,000     9,300,030
                                             ===========  ============  ===========  ===========  ===========   ===========
  Net Asset Value Per Share ..............   $     22.34  $      10.89  $      6.41  $     14.75  $     25.14   $      6.90
                                             ===========  ============  ===========  ===========  ===========   ===========


                                                                                        UNITED
                                                SPAIN       SWEDEN     SWITZERLAND      KINGDOM
                                                WEBS         WEBS         WEBS           WEBS
                                                INDEX        INDEX        INDEX          INDEX
                                               SERIES       SERIES       SERIES         SERIES
                                             -----------  -----------  -----------   -----------
ASSETS
  Investments, at value ..................   $16,760,841  $11,992,415  $23,704,329   $46,933,024
  Cash and foreign currency ..............       106,441       66,070      171,955       289,311
  Collateral for securities loaned .......       802,064    2,460,127    2,544,855            --
  Dividends receivable ...................        10,556           --       17,863       244,412
  Interest receivable ....................           102          417          776            54
  Receivable for securities sold .........       148,642           --           --       415,851
  Receivable for Fund shares sold ........            --           --           --
  Deferred organization cost .............        69,942       45,533      107,506       101,491
  Prepaid expenses .......................         2,909        2,146        4,195         8,378
                                             -----------  -----------  -----------   -----------
      Total assets .......................    17,901,497   14,566,708   26,551,479    47,992,521
                                             -----------  -----------  -----------   -----------
LIABILITIES
  Payable for securities purchased .......       154,223           --           --            --
  Payable for Fund shares redeemed .......            --           --           --            --
  Liability for in-kind subscriptions ....            --           --           --            --
  Payable for securities loaned ..........       802,064    2,460,127    2,544,855            --
  Advisory fee payable ...................         5,254        4,867        9,543        19,333
  Administration fee payable .............         5,310        3,966        7,776        15,752
  Distribution fee payable ...............         4,827        3,605        7,069        14,320
  Due to custodian .......................         1,869        1,869        1,712         2,756
  Accrued expenses .......................        13,461       13,553       12,600        34,671
                                             -----------  -----------  -----------   -----------
      Total liabilities ..................       987,008    2,487,987    2,583,555        86,832
                                             -----------  -----------  -----------   -----------
NET ASSETS
  Capital stock, $0.001 par value ........           675          600        1,376         2,401
  Paid-in capital ........................    12,406,341   10,120,742   18,285,607    36,863,433
  Accumulated net investment income/(loss)        45,618      (81,737)     (99,430)      178,080
  Accumulated net realized gain/(loss)
    on investments .......................       215,755      394,586    1,388,728       201,146
  Net unrealized appreciation/(depreciation)
    on investments and translation of other
    assets and liabilities denominated in
    foreign currencies ...................     4,246,100    1,644,530    4,391,643    10,660,629
                                             -----------  -----------  -----------   -----------
  Net Assets .............................   $16,914,489  $12,078,721  $23,967,924   $47,905,689
                                             ===========  ===========  ===========   ===========
  Shares of common stock issued and
    outstanding ..........................       675,030      600,030    1,376,000     2,401,000
                                             ===========  ===========  ===========   ===========
  Net Asset Value Per Share ..............   $     25.06  $     20.13  $     17.42   $     19.95
                                             ===========  ===========  ===========   ===========

                 See accompanying notes to financial statements.

                                     42-43

FOR THE SIX MONTH PERIOD ENDING FEBRUARY 28, 1998

STATEMENTS OF OPERATIONS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

                                                             AUSTRALIA    AUSTRIA     BELGIUM     CANADA       FRANCE      GERMANY
                                                               WEBS        WEBS        WEBS        WEBS         WEBS        WEBS
                                                               INDEX       INDEX       INDEX       INDEX        INDEX       INDEX
                                                              SERIES      SERIES      SERIES      SERIES       SERIES      SERIES
                                                           -----------   --------   ----------  ----------   ----------  ----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ..........  $   797,513    $ 2,736    $  72,228  $  186,232    $  19,690   $  53,556
  Interest ..............................................       10,382      2,325       12,507       2,467        1,846       8,270
                                                           -----------   --------   ----------  ----------   ----------  ----------
    Total investment income .............................      807,895      5,061       84,735     188,699       21,536      61,826
                                                           -----------   --------   ----------  ----------   ----------  ----------
  EXPENSES:
  Advisory fees .........................................       58,063      5,818       41,012      30,958       22,814      36,370
  Administration fees ...................................       43,857      4,391       30,539      23,213       17,352      27,584
  Distribution fees .....................................       46,463      4,660       33,257      24,944       18,138      28,992
  Custodian fees and expenses ...........................       21,685      4,155       18,150       8,386        9,850      13,530
  Transfer agent fees ...................................        4,097      3,130        4,422       3,705        5,901       4,226
  Directors' fees .......................................        8,823        881        6,288       4,708        3,438       5,465
  Legal fees ............................................       26,794      1,279        9,012      16,798        5,030       7,987
  Audit fees ............................................       12,152      1,213        8,660       6,484        4,735       7,527
  Federal and state registration fees ...................        1,116        768           --          --        1,359       1,949
  Amortization of deferred organization costs ...........        7,124      5,298        2,315       5,034       13,814      13,124
  Insurance .............................................        2,378        373          699       4,295        2,167       3,231
  Printing ..............................................        3,967        396        2,827       2,117        1,546       2,457
  Licensing fees ........................................        6,451        647        4,557       3,440        2,535       4,041
  Amex listing fee ......................................          310         60           71         594          331         369
  Miscellaneous expenses ................................        3,283      2,586        1,294       6,619        2,703       3,228
                                                           -----------   --------   ----------  ----------   ----------  ----------
    Total expenses ......................................      246,563     35,655      163,103     141,295      111,713     160,080
                                                           -----------   --------   ----------  ----------   ----------  ----------
  Net investment income/(loss) ..........................      561,332    (30,594)     (78,368)     47,404      (90,177)    (98,254)
                                                           -----------   --------   ----------  ----------   ----------  ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN
  CURRENCIES:
  Net realized gain/(loss) on investments ...............      149,999     64,527      426,750     219,497      212,938      10,989
  Net realized gain/(loss) on investments on
    in-kind redemptions .................................     (237,322)        --      866,304     538,741           --          --
  Net realized gain/(loss) on foreign currency
    related transactions ................................      (26,312)      (111)      14,622      (1,862)      (2,953)     (5,863)
                                                           -----------   --------   ----------  ----------   ----------  ----------
                                                              (113,635)    64,416    1,307,676     756,376      209,985       5,126
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies .......   (1,583,131)   341,153    2,358,547     577,403    3,439,107   4,880,546
                                                           -----------   --------   ----------  ----------   ----------  ----------
Net realized and unrealized gain/(loss) on
    investments and foreign currency
    related transactions and translation of
    other assets and liabilities
    denominated in foreign currencies ...................   (1,696,766)   405,569    3,666,223   1,333,779    3,649,092   4,885,672
                                                           -----------   --------   ----------  ----------   ----------  ----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS .....................................  $(1,135,434)  $374,975   $3,587,855  $1,381,183   $3,558,915  $4,787,418
                                                           ===========   ========   ==========  ==========   ==========  ==========

                                                                                                      MALAYSIA    MEXICO
                                                               HONG KONG     ITALY         JAPAN       (FREE)     (FREE)
                                                                 WEBS        WEBS          WEBS         WEBS       WEBS
                                                                 INDEX       INDEX         INDEX        INDEX      INDEX
                                                                SERIES      SERIES        SERIES       SERIES     SERIES
                                                             -----------  ----------- ------------  -----------  ---------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ..........    $   599,766    $  11,151  $   460,982   $  286,430  $  80,386
  Interest ..............................................         17,326       22,186       50,792       30,425     15,149
                                                             -----------  ----------- ------------  -----------  ---------
    Total investment income .............................        617,092       33,337      511,774      316,855     95,535
                                                             -----------  ----------- ------------  -----------  ---------
  EXPENSES:
  Advisory fees .........................................         46,092       67,803      188,092       45,791     21,150
  Administration fees ...................................         35,038       51,969      140,945       35,637     15,805
  Distribution fees .....................................         36,660       53,502      151,641       35,595     17,094
  Custodian fees and expenses ...........................         23,605       23,321       41,843       21,012     20,143
  Transfer agent fees ...................................          5,575        3,569        8,485        6,248      4,121
  Directors' fees .......................................          6,856       10,188       28,370        6,522      3,223
  Legal fees ............................................         25,050       14,956       41,152        9,867      4,653
  Audit fees ............................................          9,443       14,032       39,073        8,983      4,438
  Federal and state registration fees ...................         12,059        5,466        8,272       20,067         --
  Amortization of deferred organization costs ...........          3,658        6,956       28,962        3,877      3,917
  Insurance .............................................          2,702        5,683       15,906        3,712      1,689
  Printing ..............................................          3,083        4,581       12,755        2,932      1,449
  Licensing fees ........................................          5,121        7,534       20,899        5,088      2,350
  Amex listing fee ......................................            299          831        2,241          512        228
  Miscellaneous expenses ................................          1,100        4,218       10,869        1,702      3,466
                                                             -----------  ----------- ------------  -----------  ---------
    Total expenses ......................................        216,341      274,609      739,505      207,545    103,726
                                                             -----------  ----------- ------------  -----------  ---------
  Net investment income/(loss) ..........................        400,751     (241,272)    (227,731)     109,310     (8,191)
                                                             -----------  ----------- ------------  -----------  ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN
  CURRENCIES:
  Net realized gain/(loss) on investments ...............       (563,127)     969,386     (724,010)    (160,785)   164,930
  Net realized gain/(loss) on investments on
    in-kind redemptions .................................        227,263           --   (3,172,392)  (1,124,764) 1,041,984
  Net realized gain/(loss) on foreign currency
    related transactions ................................           (129)       3,810      (69,112)     (64,544)       338
                                                             -----------  ----------- ------------  -----------  ---------
                                                                (335,993)     973,196   (3,965,514)  (1,350,093) 1,207,252
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies .......     (4,896,884)  13,505,479  (17,848,867)  16,234,976 (1,371,378)
                                                             -----------  ----------- ------------  -----------  ---------
Net realized and unrealized gain/(loss) on
    investments and foreign currency
    related transactions and translation of
    other assets and liabilities
    denominated in foreign currencies ...................     (5,232,877)  14,478,675  (21,814,381)  14,884,883   (164,126)
                                                             -----------  ----------- ------------  -----------  ---------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS .....................................    $(4,832,126) $14,237,403 $(22,042,112) $14,994,193  $(172,317)
                                                             ===========  =========== ============  ===========  =========


                                                                         SINGAPORE                                      UNITED
                                                            NETHERLANDS   (FREE)       SPAIN     SWEDEN   SWITZERLAND   KINGDOM
                                                               WEBS        WEBS        WEBS       WEBS       WEBS        WEBS
                                                               INDEX       INDEX       INDEX      INDEX      INDEX       INDEX
                                                              SERIES      SERIES      SERIES     SERIES     SERIES      SERIES
                                                            ----------  ----------  ----------  --------  ----------  ----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ..........    $  69,429  $  105,468  $  111,270  $     --  $       --  $  492,659
  Interest ..............................................        2,154      11,520       2,792     2,020       4,465       9,211
                                                            ----------  ----------  ----------  --------  ----------  ----------
    Total investment income .............................       71,583     116,988     114,062     2,020       4,465     501,870
                                                            ----------  ----------  ----------  --------  ----------  ----------
  EXPENSES:
  Advisory fees .........................................       16,456      36,233      16,746    14,645      26,883      51,975
  Administration fees ...................................       12,452      27,830      12,798    12,684      20,419      39,640
  Distribution fees .....................................       13,145      28,532      13,251    10,098      21,399      41,210
  Custodian fees and expenses ...........................        7,055      14,780       7,322     6,864      13,477      14,075
  Transfer agent fees ...................................        3,471       5,420       3,520     3,497       3,403       3,807
  Directors' fees .......................................        2,483       5,250       2,510     2,215       4,051       7,824
  Legal fees ............................................        9,212       7,830       6,686     9,218       5,910      21,450
  Audit fees ............................................        3,420       7,231       3,458     3,051       5,580      10,775
  Federal and state registration fees ...................        1,454      14,138       1,833     1,352       2,061       3,510
  Amortization of deferred organization costs ...........        3,280       4,655       5,752     3,745       8,840       8,346
  Insurance .............................................        1,504       2,510         715       959       1,426       4,462
  Printing ..............................................        1,116       2,361       1,129       996       1,821       3,518
  Licensing fees ........................................        1,828       4,026       1,861     1,627       2,987       5,775
  Amex listing fee ......................................          223         304         112       145         129         432
  Miscellaneous expenses ................................        2,829       1,042       3,556     3,949       5,862       8,614
                                                            ----------  ----------  ----------  --------  ----------  ----------
    Total expenses ......................................       79,928     162,142      81,249    75,045     124,248     225,413
                                                            ----------  ----------  ----------  --------  ----------  ----------
  Net investment income/(loss) ..........................       (8,345)    (45,154)     32,813   (73,025)   (119,783)    276,457
                                                            ----------  ----------  ----------  --------  ----------  ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN
  CURRENCIES:
  Net realized gain/(loss) on investments ...............      207,454  (1,244,482)    235,869   428,739     972,212     192,126
  Net realized gain/(loss) on investments on
    in-kind redemptions .................................      304,916  (1,246,364)         --        --     446,121          --
  Net realized gain/(loss) on foreign currency
    related transactions ................................       (4,322)     94,017         (50)   (4,831)       (411)      9,020
                                                            ----------  ----------  ----------  --------  ----------  ----------
                                                               508,048  (2,396,829)    235,819   423,908   1,417,922     201,146
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies .......    1,645,554   4,800,338   3,641,434   442,322   3,394,266   7,357,890
                                                            ----------  ----------  ----------  --------  ----------  ----------
Net realized and unrealized gain/(loss) on
    investments and foreign currency
    related transactions and translation of
    other assets and liabilities
    denominated in foreign currencies ...................    2,153,602   2,403,509   3,877,253   866,230   4,812,188   7,559,036
                                                            ----------  ----------  ----------  --------  ----------  ----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS .....................................   $2,145,257  $2,358,355  $3,910,066  $793,205  $4,692,405  $7,835,493
                                                            ==========  ==========  ==========  ========  ==========  ==========

                 See accompanying notes to financial statements.

                                     44-45

STATEMENTS OF CHANGES IN NET ASSETS                        WEBS INDEX FUND, INC.
================================================================================

                                                            AUSTRALIA                  AUSTRIA                    BELGIUM
                                                              WEBS                      WEBS                       WEBS
                                                              INDEX                     INDEX                      INDEX
                                                             SERIES                    SERIES                     SERIES
                                                     -------------------------   ------------------------  ------------------------
                                                       For the                    For the                   For the
                                                     six months      For the     six months    For the     six months     For the
                                                       ending         year        ending        year         ending        year
                                                      02/28/98        ended      02/28/98       ended       02/28/98       ended
                                                     (Unaudited)     08/31/97    (Unaudited)   08/31/97    (Unaudited)   08/31/97
                                                     -----------   -----------   -----------  -----------  -----------  -----------
OPERATIONS:
  Net investment income/(loss) ..................... $   561,332   $   287,423   $  (30,594)  $    (6,855) $   (78,368) $   668,880
  Net realized gain/(loss) on investments and
    foreign currency related transactions ..........    (113,635)      168,792       64,416    (1,197,601)   1,307,676      357,522
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and liabilities
    denominated in foreign currencies ..............  (1,583,131)   (1,840,776)     341,153     1,155,714    2,358,547     (623,667)
                                                     -----------   -----------   ----------   -----------  -----------  -----------
  Net increase/(decrease) in net assets resulting
    from operations ................................  (1,135,434)   (1,384,561)     374,975       (48,742)   3,587,855      402,735
                                                     -----------   -----------   ----------   -----------  -----------  -----------
DISTRIBUTIONS:
  Net investment income. ...........................    (288,422)     (287,423)          --            --           --     (668,880)
  In excess of net investment income ...............          --      (160,198)          --            --           --     (587,754)
  Net realized gains ...............................          --      (187,118)          --            --           --     (230,479)
  In excess of net realized gains ..................          --            --           --            --           --           --
  Return of capital ................................          --      (796,674)          --            --           --      (24,077)
                                                     -----------   -----------   ----------   -----------  -----------  -----------
  Net decrease in net assets from distributions ....    (288,422)   (1,431,413)          --            --           --   (1,511,190)
                                                     -----------   -----------   ----------   -----------  -----------  -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares .............   8,036,412    34,012,042    1,088,983     2,076,237    5,255,582   31,836,329
  Cost of shares redeemed ..........................  (5,767,765)   (1,967,117)          --   (11,342,765) (19,840,847)          --
                                                     -----------   -----------   ----------   -----------  -----------  -----------
  Net increase/(decrease) in net assets derived
    from capital share transactions ................   2,268,647    32,044,925    1,088,983    (9,266,528) (14,585,265)  31,836,329
                                                     -----------   -----------   ----------   -----------  -----------  -----------
  Total increase/(decrease) in net assets ..........     844,791    29,228,951    1,463,958    (9,315,270) (10,997,410)  30,727,874

NET ASSETS:
  Beginning of period ..............................  41,405,731    12,176,780    4,204,789    13,520,059   32,527,661    1,799,787
                                                     -----------   -----------   ----------   -----------  -----------  -----------
  End of period .................................... $42,250,522   $41,405,731   $5,668,747   $ 4,204,789  $21,530,251  $32,527,661
                                                     ===========   ===========   ==========   ===========  ===========  ===========
Capital Share Transactions:
  Shares sold ......................................     800,000     3,000,000      100,000       200,000      320,000    1,960,000
  Shares redeemed ..................................    (600,000)     (200,000)          --    (1,100,000)  (1,200,000)          --
                                                     -----------   -----------   ----------   -----------  -----------  -----------
    Net increase/(decrease) in shares ..............     200,000     2,800,000      100,000      (900,000)    (880,000)   1,960,000
                                                     ===========   ===========   ==========   ===========  ===========  ===========

                                                             CANADA                    FRANCE                    GERMANY
                                                              WEBS                      WEBS                      WEBS
                                                              INDEX                     INDEX                     INDEX
                                                             SERIES                    SERIES                    SERIES
                                                      ------------------------  ------------------------  -------------------------
                                                       For the                    For the                   For the
                                                      six months     For the     six months    For the    six months     For the
                                                        ending        year        ending        year        ending         year
                                                       02/28/98       ended      02/28/98       ended      02/28/98        ended
                                                      (Unaudited)   08/31/97    (Unaudited)   08/31/97    (Unaudited)    08/31/97
                                                      -----------  -----------  -----------  -----------  -----------   -----------
OPERATIONS:
  Net investment income/(loss) .....................  $    47,404   $   86,380  $   (90,177) $   154,485   $  (98,254)  $    41,384
  Net realized gain/(loss) on investments and
    foreign currency related transactions ..........      756,376      629,622      209,985      571,535        5,126       727,681
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and liabilities
    denominated in foreign currencies ..............      577,403    3,938,920    3,439,107    1,283,516    4,880,546     2,325,587
                                                      -----------  -----------  -----------  -----------  -----------   -----------
  Net increase/(decrease) in net assets resulting
    from operations ................................    1,381,183    4,654,922    3,558,915    2,009,536    4,787,418     3,094,652
                                                      -----------  -----------  -----------  -----------  -----------   -----------
DISTRIBUTIONS:
  Net investment income. ...........................           --      (86,380)          --     (154,485)          --       (41,384)
  In excess of net investment income ...............           --       (4,605)          --           --           --       (19,425)
  Net realized gains ...............................     (111,522)    (251,961)     (32,187)    (198,868)          --       (99,278)
  In excess of net realized gains ..................           --           --           --           --           --            --
  Return of capital ................................           --           --           --           --           --       (37,144)
                                                      -----------  -----------  -----------  -----------  -----------   -----------
  Net decrease in net assets from distributions ....     (111,522)    (342,946)     (32,187)    (353,353)          --      (197,231)
                                                      -----------  -----------  -----------  -----------  -----------   -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares .............           --    9,629,687    3,091,493    5,656,482    5,090,512    13,746,949
  Cost of shares redeemed ..........................   (2,677,609)  (3,550,242)          --  (15,723,875)          --   (20,822,544)
                                                      -----------  -----------  -----------  -----------  -----------   -----------
  Net increase/(decrease) in net assets derived
    from capital share transactions ................   (2,677,609)   6,079,445    3,091,493  (10,067,393)   5,090,512    (7,075,595)
                                                      -----------  -----------  -----------  -----------  -----------   -----------
  Total increase/(decrease) in net assets ..........   (1,407,948)  10,391,421    6,618,221   (8,411,210)   9,877,930    (4,178,174)

NET ASSETS:
  Beginning of period ..............................   24,167,820   13,776,399   14,518,724   22,929,934   24,485,865    28,664,039
                                                      -----------  -----------  -----------  -----------  -----------   -----------
  End of period ....................................  $22,759,872  $24,167,820  $21,136,945  $14,518,724  $34,363,795   $24,485,865
                                                      ===========  ===========  ===========  ===========  ===========   ===========
Capital Share Transactions:
  Shares sold ......................................           --      800,000      200,000      400,000      300,000       900,000
  Shares redeemed ..................................     (200,000)    (300,000)          --   (1,200,000)          --    (1,500,000)
                                                      -----------  -----------  -----------  -----------  -----------   -----------
    Net increase/(decrease) in shares ..............     (200,000)     500,000      200,000     (800,000)     300,000      (600,000)
                                                      ===========  ===========  ===========  ===========  ===========   ===========

                                                            HONG KONG                   ITALY
                                                              WEBS                      WEBS
                                                              INDEX                     INDEX
                                                             SERIES                    SERIES
                                                      ------------------------  -------------------------
                                                       For the                   For the
                                                      six months      For the   six months      For the
                                                        ending         year       ending         year
                                                       02/28/98        ended     02/28/98        ended
                                                      (Unaudited)    08/31/97   (Unaudited)     08/31/97
                                                      -----------  -----------  -----------   -----------
OPERATIONS:
  Net investment income/(loss) .....................  $   400,751  $   258,683  $  (241,272)  $   221,768
  Net realized gain/(loss) on investments and
    foreign currency related transactions ..........     (335,993)     821,392      973,196      (570,558)
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and liabilities
    denominated in foreign currencies ..............   (4,896,884)    (209,522)  13,505,479     5,911,350
                                                      -----------  -----------  -----------   -----------
  Net increase/(decrease) in net assets resulting
    from operations ................................   (4,832,126)     870,553   14,237,403     5,562,560
                                                      -----------  -----------  -----------   -----------
DISTRIBUTIONS:
  Net investment income. ...........................     (294,988)    (258,683)          --      (221,768)
  In excess of net investment income ...............           --      (12,817)     (76,411)     (469,323)
  Net realized gains ...............................           --     (581,360)          --            --
  In excess of net realized gains ..................           --       (3,851)          --            --
  Return of capital ................................           --     (236,349)          --            --
                                                      -----------  -----------  -----------   -----------
  Net decrease in net assets from distributions ....     (294,988)  (1,093,060)     (76,411)     (691,091)
                                                      -----------  -----------  -----------   -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares .............   43,571,712   19,035,945   17,013,223    11,652,066
  Cost of shares redeemed ..........................   (4,207,981)  (1,242,282)          --   (19,198,572)
                                                      -----------  -----------  -----------   -----------
  Net increase/(decrease) in net assets derived
    from capital share transactions ................   39,363,731   17,793,663   17,013,223    (7,546,506)
                                                      -----------  -----------  -----------   -----------
  Total increase/(decrease) in net assets ..........   34,236,617   17,571,156   31,174,215    (2,675,037)

NET ASSETS:
  Beginning of period ..............................   25,416,614    7,845,458   32,494,672    35,169,709
                                                      -----------  -----------  -----------   -----------
  End of period ....................................  $59,653,231  $25,416,614  $63,668,887   $32,494,672
                                                      ===========  ===========  ===========   ===========
Capital Share Transactions:
  Shares sold ......................................    3,975,000    1,200,000      900,000       750,000
  Shares redeemed ..................................     (300,000)     (75,000)          --    (1,350,000)
                                                      -----------  -----------  -----------   -----------
    Net increase/(decrease) in shares ..............    3,675,000    1,125,000      900,000      (600,000)
                                                      ===========  ===========  ===========   ===========

                 See accompanying notes to financial statements.

                                     46-47

STATEMENTS OF CHANGES IN NET ASSETS (continued)            WEBS INDEX FUND, INC.
================================================================================

                                                    JAPAN                  MALAYSIA (FREE)           MEXICO (FREE)
                                                     WEBS                      WEBS                     WEBS
                                                    INDEX                     INDEX                    INDEX
                                                    SERIES                    SERIES                   SERIES
                                         -------------------------  -----------------------  -------------------------
                                           For the                   For the                  For the
                                          six months      For the   six months    For the    six months      For the
                                            ending         year       ending       year        ending         year
                                           02/28/98        ended     02/28/98      ended      02/28/98        ended
                                          (Unaudited)    08/31/97   (Unaudited)  08/31/97    (Unaudited)     08/31/97
                                         ------------  -----------  ----------- -----------  ------------  -----------
OPERATIONS:
  Net investment income/(loss) ......... $   (227,731) $  (566,842) $   109,310 $     6,540  $     (8,191) $    13,244
  Net realized gain/(loss) on
    investments and foreign currency
    related transactions ...............   (3,965,514)  (3,695,529)  (1,350,093)    (17,452)    1,207,252      717,222
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currencies .........................  (17,848,867)  (6,001,060)  16,234,976  (8,968,575)   (1,371,378)   2,056,611
                                         ------------  -----------  ----------- -----------  ------------  -----------
  Net increase/(decrease) in net assets
    resulting from operations ..........  (22,042,112) (10,263,431)  14,994,193  (8,979,487)     (172,317)   2,787,077
                                         ------------  -----------  ----------- -----------  ------------  -----------
DISTRIBUTIONS:
  Net investment income. ...............           --           --     (109,310)     (6,540)           --      (13,244)
  In excess of net investment income ...           --           --       (5,043)     (7,611)      (10,100)      (6,992)
  Net realized gains ...................           --           --           --          --            --     (480,039)
  In excess of net realized gains ......       (8,401)     (59,225)          --          --            --           --
  Return of capital ....................           --           --           --     (25,600)           --      (50,400)
                                         ------------  -----------  ----------- -----------  ------------  -----------
  Net decrease in net assets from
    distributions ......................       (8,401)     (59,225)    (114,353)    (39,751)      (10,100)    (550,675)
                                         ------------  -----------  ----------- -----------  ------------  -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale
    of shares ..........................   32,635,708   91,183,410   67,365,828  12,040,298            --    9,898,729
  Cost of shares redeemed ..............   (6,110,956) (25,067,882)    (852,399)         --    (3,168,304)  (1,267,357)
                                         ------------  -----------  ----------- -----------  ------------  -----------
  Net increase/(decrease) in net assets
    derived from capital share
    transactions .......................   26,524,752   66,115,528   66,513,429  12,040,298    (3,168,304)   8,631,372
                                         ------------  -----------  ----------- -----------  ------------  -----------
  Total increase/(decrease) in
    net assets .........................    4,474,239   55,792,872   81,393,269   3,021,060    (3,350,721)  10,867,774

NET ASSETS:
  Beginning of period ..................  158,956,816  103,163,944   12,338,980   9,317,920    16,626,508    5,758,734
                                         ------------  -----------  ----------- -----------  ------------  -----------
  End of period ........................ $163,431,055 $158,956,816  $93,732,249 $12,338,980  $ 13,275,787  $16,626,508
                                         ============  ===========  =========== ===========  ============  ===========
Capital Share Transactions:
  Shares sold ..........................    3,000,000    7,200,000   13,275,000     825,000            --      700,000
  Shares redeemed ......................     (600,000)  (1,800,000)    (150,000)         --      (200,000)    (100,000)
                                         ------------  -----------  ----------- -----------  ------------  -----------
  Net increase/(decrease) in shares ....    2,400,000    5,400,000   13,125,000     825,000      (200,000)     600,000
                                         ============  ===========  =========== ===========  ============  ===========


                                                 NETHERLANDS                    SINGAPORE (FREE)                  SPAIN
                                                    WEBS                             WEBS                         WEBS
                                                    INDEX                           INDEX                         INDEX
                                                    SERIES                          SERIES                        SERIES
                                          ----------------------------    --------------------------   ----------------------------
                                           For the                         For the                       For the
                                          six months        For the       six months       For the      six months        For the
                                            ending            year          ending          year         ending            year
                                           02/28/98           ended        02/28/98         ended       02/28/98           ended
                                          (Unaudited)        08/31/97     (Unaudited)      08/31/97    (Unaudited)        08/31/97
                                          -----------     ------------    -----------    -----------   -----------      -----------
OPERATIONS:
  Net investment income/(loss) .........  $    (8,345)    $     44,855    $   (45,154)   $      3,681  $    32,813      $    54,300
  Net realized gain/(loss) on
    investments and foreign currency
    related transactions ...............      508,048          303,600     (2,396,829)       (90,177)      235,819          583,153
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currencies .........................    1,645,554        1,559,687      4,800,338     (4,451,395)    3,641,434          460,457
                                          -----------     ------------    -----------    -----------   -----------      -----------
  Net increase/(decrease) in net assets
    resulting from operations ..........    2,145,257        1,908,142      2,358,355     (4,537,891)    3,910,066        1,097,910
                                          -----------     ------------    -----------    -----------   -----------      -----------
DISTRIBUTIONS:
  Net investment income. ...............           --          (44,855)            --         (3,681)           --          (54,300)
  In excess of net investment income ...           --           (4,630)            --        (13,239)           --          (24,069)
  Net realized gains ...................      (66,984)        (320,639)            --        (37,220)      (13,561)        (379,744)
  In excess of net realized gains ......           --               --             --             --            --               --
  Return of capital ....................           --           (8,873)            --        (37,832)           --          (39,171)
                                          -----------     ------------    -----------    -----------   -----------      -----------
  Net decrease in net assets from
    distributions ......................      (66,984)        (378,997)            --        (91,972)      (13,561)        (497,284)
                                          -----------     ------------    -----------    -----------   -----------      -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale
    of shares ..........................    4,479,510        1,170,170     49,462,444     11,351,615     4,696,616        4,683,798
  Cost of shares redeemed ..............   (1,108,188)              --     (2,361,202)    (1,107,208)           --       (1,190,432)
                                          -----------     ------------    -----------    -----------   -----------      -----------
  Net increase/(decrease) in net assets
    derived from capital share
    transactions .......................    3,371,322        1,170,170     47,101,242     10,244,407     4,696,616        3,493,366
                                          -----------     ------------    -----------    -----------   -----------      -----------
  Total increase/(decrease) in
    net assets .........................    5,449,595        2,699,315     49,459,597      5,614,544     8,593,121        4,093,992

NET ASSETS:
  Beginning of period ..................    9,661,134        6,961,819     14,721,562      9,107,018     8,321,368        4,227,376
                                          -----------     ------------    -----------    -----------   -----------      -----------
  End of period ........................  $15,110,729     $  9,661,134    $64,181,159    $14,721,562   $16,914,489      $ 8,321,368
                                          ===========     ============    ===========    ===========   ===========      ===========
Capital Share Transactions:
  Shares sold ..........................      200,000           50,000      7,900,000      1,000,000       225,000          225,000
  Shares redeemed ......................      (50,000)              --       (300,000)      (100,000)           --          (75,000)
                                          -----------     ------------    -----------    -----------   -----------      -----------
  Net increase/(decrease) in shares ....      150,000           50,000      7,600,000        900,000       225,000          150,000
                                          ===========     ============    ===========    ===========   ===========      ===========


                                                   SWEDEN                    SWITZERLAND                UNITED KINGDOM
                                                    WEBS                        WEBS                         WEBS
                                                    INDEX                       INDEX                        INDEX
                                                    SERIES                      SERIES                       SERIES
                                           -----------------------   --------------------------   --------------------------
                                            For the                   For the                       For the
                                           six months     For the    six months       For the      six months      For the
                                             ending        year        ending          year          ending         year
                                            02/28/98       ended      02/28/98         ended        02/28/98        ended
                                           (Unaudited)   08/31/97    (Unaudited)      08/31/97    (Unaudited)      08/31/97
                                           ----------    ---------   -----------    -----------   -----------    -----------
OPERATIONS:
  Net investment income/(loss) .........   $  (73,025)   $ (10,481)  $  (119,783)   $   (26,117)  $   276,457    $   524,938
  Net realized gain/(loss) on
    investments and foreign currency
    related transactions ...............      423,908      340,558     1,417,922        561,884       201,146      1,949,688
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currencies .........................      442,322      912,384     3,394,266        910,641     7,357,890      2,438,474
                                           ----------    ---------   -----------    -----------   -----------    -----------
  Net increase/(decrease) in net assets
    resulting from operations ..........      793,205    1,242,461     4,692,405      1,446,408     7,835,493      4,913,100
                                           ----------    ---------   -----------    -----------   -----------    -----------
DISTRIBUTIONS:
  Net investment income. ...............           --           --            --             --       (33,235)      (524,938)
  In excess of net investment income ...           --           --            --             --            --       (102,415)
  Net realized gains ...................      (25,381)    (345,698)           --       (568,979)           --       (304,957)
  In excess of net realized gains ......           --           --            --             --            --             --
  Return of capital ....................           --           --            --         (1,191)           --       (176,359)
                                           ----------    ---------   -----------    -----------   -----------    -----------
  Net decrease in net assets from
    distributions ......................      (25,381)    (345,698)           --       (570,170)      (33,235)    (1,108,669)
                                           ----------    ---------   -----------    -----------   -----------    -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale
    of shares ..........................    3,067,485    2,946,675     7,371,489      8,262,901    10,382,077     19,063,646
  Cost of shares redeemed ..............           --           --    (1,901,034)    (1,492,280)           --     (8,936,965)
                                           ----------    ---------   -----------    -----------   -----------    -----------
  Net increase/(decrease) in net assets
    derived from capital share
    transactions .......................    3,067,485    2,946,675     5,470,455      6,770,621    10,382,077     10,126,681
                                           ----------    ---------   -----------    -----------   -----------    -----------
  Total increase/(decrease) in
    net assets .........................    3,835,309    3,843,438    10,162,860      7,646,859    18,184,335     13,931,112

NET ASSETS:
  Beginning of period ..................    8,243,412    4,399,974    13,805,064      6,158,205    29,721,354     15,790,242
                                           ----------    ---------   -----------    -----------   -----------    -----------
  End of period ........................  $12,078,721   $8,243,412   $23,967,924    $13,805,064   $47,905,689    $29,721,354
                                           ==========    =========   ===========    ===========   ===========    ===========
Capital Share Transactions:
  Shares sold ..........................      150,000      150,000       500,000        625,000       600,000      1,200,000
  Shares redeemed ......................           --           --      (125,000)      (125,000)           --       (600,000)
                                           ----------    ---------   -----------    -----------   -----------    -----------
  Net increase/(decrease) in shares ....      150,000      150,000       375,000        500,000       600,000        600,000
                                           ==========    =========   ===========    ===========   ===========    ===========

                 See accompanying notes to financial statements.

                                     48-49

FINANCIAL HIGHLIGHTS                                       WEBS INDEX FUND, INC.
================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                       AUSTRALIA                            AUSTRIA
                                                                         WEBS                                WEBS
                                                                         INDEX                               INDEX
                                                                        SERIES                              SERIES
                                                          ----------------------------------  ----------------------------------
                                                           For the                              For the
                                                          six months    For the     For the   six months    For the     For the
                                                             ended       year       period       ended       year       period
                                                           02/28/98      ended    03/12/96*-   02/28/98      ended    03/12/96*-
                                                          (Unaudited)  08/31/97    08/31/96   (Unaudited)  08/31/97    08/31/96
                                                          -----------  --------   ----------  -----------  --------   ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ...................  $ 10.35     $ 10.15    $  9.95(1)   $ 10.51     $ 10.40    $ 10.91(1)
                                                            -------     -------    -------      -------     -------    -------
  Net investment income/(loss)(DAGGER) ...................     0.13        0.17       0.10        (0.08)      (0.02)      0.04
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies ....................    (0.36)       0.47       0.29         0.91        0.13      (0.41)
                                                            -------     -------    -------      -------     -------    -------
      Net increase/(decrease) in net assets resulting
        from operations ..................................    (0.23)       0.64       0.39         0.83        0.11      (0.37)
                                                            -------     -------    -------      -------     -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................    (0.06)      (0.16)     (0.08)          --          --      (0.02)
  Dividends in excess of net investment income ...........       --       (0.04)     (0.05)          --          --      (0.01)
  Distributions from net realized gains ..................       --       (0.04)     (0.02)          --          --      (0.03)
  Distributions in excess of net realized gains ..........       --          --         --           --          --         --
  Return of capital ......................................       --       (0.20)     (0.04)          --          --      (0.08)
                                                            -------     -------    -------      -------     -------    -------
      Total dividends and distributions ..................    (0.06)      (0.44)     (0.19)          --          --      (0.14)
                                                            -------     -------    -------      -------     -------    -------
  Net asset value, end of period .........................  $ 10.06     $ 10.35    $ 10.15      $ 11.34     $ 10.51    $ 10.40
                                                            =======     =======    =======      =======     =======    =======
TOTAL INVESTMENT RETURN (2) ..............................    (2.15)%(4)   6.23%      3.88%(4)     7.90%(4)    1.06%     (3.39)%(4

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................  $42,251      $41,406   $12,177      $ 5,669     $ 4,205    $13,520
  Ratios of expenses to average net assets (5) ...........     1.15%(3)    1.33%      1.59%(3)     1.65%(3)    1.68%      1.56%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) .......................................     2.61%(3)    1.57%      2.18%(3)    (1.42)%(3)  (0.22)%     0.87%(3)
  Portfolio turnover (6) .................................     1.14%(4)    5.30%      8.84%(4)    17.25%(4)   28.47%      9.60%(4)
  Average commission rate paid ...........................  $0.0253     $0.0182    $0.0085      $0.1852     $0.1719    $0.2986

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average  shares  outstanding  throughout
     the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated  assuming a
     purchase of capital stock at net asset value per share
     on the first day and a sale at the net asset
     value per share on the last day of the period
     reported. Dividends and distributions, if any,
     are assumed, for purposes of this calculation, to be
     reinvested at the net asset value per share on
     the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes  voluntary waivers by the American Stock
     Exchange through December 31, 1996. If such waivers
     had not been made the ratios of expenses to
     average net assets and ratios of net investment
     income/(loss) to average net assets would
     have been as follows:
      Ratios of expenses to average net assets
        before waivers ...................................       --         1.33%     1.60%(3)       --        1.69%      1.57%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ........................       --         1.57%     2.17%(3)       --       (0.22)%     0.86%(3)
(6)  Excludes portfolio securities received or
     delivered as a result of processing
     capital share transactions in Creation Unit(s).



                                                                            BELGIUM
                                                                             WEBS
                                                                             INDEX
                                                                            SERIES
                                                            ---------------------------------------
                                                              For the
                                                            six months      For the        For the
                                                               ended         year          period
                                                             02/28/98        ended       03/12/96*-
                                                            (Unaudited)    08/31/97       08/31/96
                                                            -----------    --------      ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ...................    $ 15.64      $ 14.99        $ 14.92(1)
                                                              -------      -------        -------
  Net investment income/(loss)(DAGGER) ...................      (0.04)        0.77           0.40
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies ....................       2.34         0.62           0.36
                                                              -------      -------        -------
      Net increase/(decrease) in net assets resulting
        from operations ..................................       2.30         1.39           0.76
                                                              -------      -------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................         --        (0.33)         (0.54)
  Dividends in excess of net investment income ...........         --        (0.28)         (0.09)
  Distributions from net realized gains ..................         --        (0.12)         (0.06)
  Distributions in excess of net realized gains ..........         --           --             --
  Return of capital ......................................         --        (0.01)            --
                                                              -------      -------        -------
      Total dividends and distributions ..................         --        (0.74)         (0.69)
                                                              -------      -------        -------
  Net asset value, end of period .........................    $ 17.94      $ 15.64        $ 14.99
                                                              =======      =======        =======
TOTAL INVESTMENT RETURN (2) ..............................      14.71%(4)     9.26%          5.01%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................    $21,530      $32,528        $ 1,800
  Ratios of expenses to average net assets (5) ...........       1.07%(3)     1.24%          2.29%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) .......................................      (0.52)%(3)    4.63%          5.67%(3)
  Portfolio turnover (6) .................................      18.98%(4)    16.83%          6.25%(4)
  Average commission rate paid ...........................    $0.3552      $0.3379        $0.4327

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average  shares  outstanding  throughout
     the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated  assuming a
     purchase of capital stock at net asset value per share
     on the first day and a sale at the net asset
     value per share on the last day of the period
     reported. Dividends and distributions, if any,
     are assumed, for purposes of this calculation, to be
     reinvested at the net asset value per share on
     the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes  voluntary waivers by the American Stock
     Exchange through December 31, 1996. If such waivers
     had not been made the ratios of expenses to
     average net assets and ratios of net investment
     income/(loss) to average net assets would
     have been as follows:
      Ratios of expenses to average net assets
        before waivers ...................................         --         1.24%          2.30%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ........................         --         4.63%          5.66%(3)
(6)  Excludes portfolio securities received or
     delivered as a result of processing
     capital share transactions in Creation Unit(s).



                                                                            CANADA                                   FRANCE
                                                                             WEBS                                     WEBS
                                                                             INDEX                                    INDEX
                                                                            SERIES                                   SERIES
                                                            ---------------------------------    ----------------------------------
                                                              For the                             For the
                                                            six months    For the    For the     six months    For the    For the
                                                               ended       year      period         ended       year      period
                                                             02/28/98      ended    3/12/96*-     02/28/98      ended   03/12/96*-
                                                            (Unaudited)  08/31/97   08/31/96     (Unaudited)  08/31/97   08/31/96
                                                            -----------  --------   ---------    -----------  --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ...................    $ 13.43     $ 10.60     $ 10.17(1)   $ 14.50     $ 12.73   $ 12.42(1)
                                                              -------     -------     -------      -------     -------   -------
  Net investment income/(loss)(DAGGER) ...................       0.03        0.05        0.04        (0.08)       0.17      0.17
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies ....................       0.83        2.97        0.43        3.21         1.95      0.45
                                                              -------     -------     -------      -------     -------   -------
      Net increase/(decrease) in net assets resulting
        from operations ..................................       0.86        3.02        0.47         3.13        2.12      0.62
                                                              -------     -------     -------      -------     -------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................         --       (0.05)      (0.03)          --       (0.15)    (0.09)
  Dividends in excess of net investment income ...........         --       (0.00)**    (0.01)          --          --     (0.01)
  Distributions from net realized gains ..................      (0.07)      (0.14)         --        (0.03)      (0.20)     0.00**
  Distributions in excess of net realized gains ..........         --          --        0.00**         --          --        --
  Return of capital ......................................         --          --        0.00**         --          --     (0.21)
                                                              -------     -------     -------      -------     -------   -------
      Total dividends and distributions ..................      (0.07)      (0.19)      (0.04)       (0.03)      (0.35)    (0.31)
                                                              -------     -------     -------      -------     -------   -------
  Net asset value, end of period .........................    $ 14.22     $ 13.43     $ 10.60      $ 17.60     $ 14.50   $ 12.73
                                                              =======     =======     =======      =======     =======   =======
TOTAL INVESTMENT RETURN (2) ..............................       6.45%(4)   28.50%       4.63%(4)    21.59%(4)   16.60%     4.95%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................    $22,760     $24,168     $13,776      $21,137     $14,519   $22,930
  Ratios of expenses to average net assets (5) ...........       1.23%(3)    1.35%       1.44%(3)     1.32%(3)    1.52%     1.84%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) .......................................       0.41%(3)    0.39%       0.79%(3)    (1.07)%(3    1.17%     2.72%(3)
  Portfolio turnover (6) .................................       0.31%(4)   11.02%       0.00%(4)     5.86%(4)    7.13%     0.00%(4)
  Average commission rate paid ...........................    $0.0212     $0.0217     --           $0.0304     $0.0137   $0.3956

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average  shares  outstanding  throughout
     the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated  assuming a
     purchase of capital stock at net asset value per share
     on the first day and a sale at the net asset
     value per share on the last day of the period
     reported. Dividends and distributions, if any,
     are assumed, for purposes of this calculation, to be
     reinvested at the net asset value per share on
     the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes  voluntary waivers by the American Stock
     Exchange through December 31, 1996. If such waivers
     had not been made the ratios of expenses to
     average net assets and ratios of net investment
     income/(loss) to average net assets would
     have been as follows:
      Ratios of expenses to average net assets
        before waivers ...................................         --        1.36%       1.45%(3)       --        1.52%     1.85%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ........................         --        0.39%       0.78%(3)       --        1.17%     2.71%(3)
(6)  Excludes portfolio securities received or
     delivered as a result of processing
     capital share transactions in Creation Unit(s).



                 See accompanying notes to financial statements.


                                     50-51

FINANCIAL HIGHLIGHTS (continued)                           WEBS INDEX FUND, INC.
================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                           GERMANY                           HONG KONG
                                                                            WEBS                               WEBS
                                                                            INDEX                              INDEX
                                                                           SERIES                             SERIES
                                                              -------------------------------  -----------------------------------
                                                               For the                           For the
                                                              six months  For the    For the   six months     For the    For the
                                                                ended      year      period       ended        year      period
                                                              02/28/98     ended   03/12/96*-   02/28/98       ended   03/12/96*-
                                                              Unaudited) 08/31/97   08/31/96   (Unaudited)   08/31/97   08/31/96
                                                              ---------- --------  ----------  -----------   --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ....................... $ 16.31    $ 13.64    $ 13.23(1)   $ 14.73     $ 13.05    $ 12.83(1)
                                                               -------    -------    -------      -------     -------    -------
  Net investment income/(loss)(DAGGER) .......................   (0.06)      0.03       0.06         0.13        0.26       0.15
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation
    of other assets and liabilities denominated in
    foreign currencies .......................................    2.83       2.77       0.47        (3.72)       2.12       0.27
                                                               -------    -------    -------      -------     -------    -------
      Net increase/(decrease) in net assets resulting from
        operations ...........................................    2.77       2.80       0.53        (3.59)       2.38       0.42
                                                               -------    -------    -------      -------     -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................      --      (0.03)     (0.03)       (0.10)      (0.21)     (0.13)
  Dividends in excess of net investment income ...............      --      (0.01)     (0.01)          --       (0.01)     (0.02)
  Distributions from net realized gains ......................      --      (0.07)        --           --       (0.34)     (0.01)
  Distributions in excess of net realized gains ..............      --         --      (0.01)          --        0.00**       --
  Return of capital ..........................................      --      (0.02)     (0.07)          --       (0.14)     (0.04)
                                                               -------    -------    -------      -------     -------    -------
      Total dividends and distributions ......................      --      (0.13)     (0.12)       (0.10)      (0.70)     (0.20)
                                                               -------    -------    -------      -------     -------    -------
  Net asset value, end of period ............................. $ 19.08    $ 16.31    $ 13.64      $ 11.04     $ 14.73    $ 13.05
                                                               =======    =======    =======      =======     =======    =======
TOTAL INVESTMENT RETURN (2) ..................................   16.98%(4)  20.51%      4.00%(4)   (24.36)%(4)  17.80%      3.22%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................... $34,364    $24,486    $28,664      $59,653     $25,417    $ 7,845
  Ratios of expenses to average net assets (5) ...............    1.19%(3)   1.37%      1.68%(3)     1.27%(3)    1.43%      1.52%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ...........................................   (0.73)%(3)  0.23%      1.00%(3)     2.35%(3)    1.71%      2.37%(3)
  Portfolio turnover (6) .....................................    0.00%(4)   9.04%      0.00%(4)     7.55%(4)   22.90%      0.00%(4)
  Average commission rate paid ............................... $0.1526     0.0236         --      $0.0051     $0.0058    $0.0007

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the
    last day of the period reported. Dividends and
    distributions, if any, are assumed, for purposes
    of this calculation, to be reinvested at the net
    asset value per share on the ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the American Stock
    Exchange through December 31, 1996. If such waivers had
    not been made the ratios of expenses to average
    net assets and ratios of net investment income/(loss)
    to average net assets would have been as follows:
      Ratios of expenses to average net assets before
        waivers ..............................................      --       1.37%      1.69%(3)       --        1.43%      1.53%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................      --       0.22%      0.99%(3)       --        1.71%      2.36%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in
    Creation Unit(s).



                                                                                     ITALY
                                                                                     WEBS
                                                                                     INDEX
                                                                                    SERIES
                                                                   ---------------------------------------
                                                                    For the
                                                                   six months      For the        For the
                                                                      ended         year          period
                                                                    02/28/98        ended       03/12/96*-
                                                                   (Unaudited)    08/31/97       08/31/96
                                                                   -----------    --------      ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................        $ 16.66      $ 13.79        $ 13.62(1)
                                                                      -------      -------        -------
  Net investment income/(loss)(DAGGER) .......................          (0.09)        0.12           0.25
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation
    of other assets and liabilities denominated in
    foreign currencies .......................................           5.80         3.10           0.31
                                                                      -------      -------        -------
      Net increase/(decrease) in net assets resulting from
        operations ...........................................           5.71         3.22           0.56
                                                                      -------      -------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................             --        (0.11)         (0.14)
  Dividends in excess of net investment income ...............          (0.03)       (0.24)         (0.03)
  Distributions from net realized gains ......................             --           --          (0.14)
  Distributions in excess of net realized gains ..............             --           --             --
  Return of capital ..........................................             --           --          (0.08)
                                                                      -------      -------        -------
      Total dividends and distributions ......................          (0.03)       (0.35)         (0.39)
                                                                      -------      -------        -------
  Net asset value, end of period .............................        $ 22.34      $ 16.66        $ 13.79
                                                                      =======      =======        =======
TOTAL INVESTMENT RETURN (2) ..................................          34.29%(4)    23.37%          4.11%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......................        $63,669      $32,495        $35,170
  Ratios of expenses to average net assets (5) ...............           1.09%(3)     1.33%          1.43%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ...........................................          (0.96)%(3)    0.76%          3.69%(3)
  Portfolio turnover (6) .....................................           4.72%(4)    13.70%         19.80%(4)
  Average commission rate paid ...............................        $0.0075      $0.0045        $0.0046

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the
    last day of the period reported. Dividends and
    distributions, if any, are assumed, for purposes
    of this calculation, to be reinvested at the net
    asset value per share on the ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the American Stock
    Exchange through December 31, 1996. If such waivers had
    not been made the ratios of expenses to average
    net assets and ratios of net investment income/(loss)
    to average net assets would have been as follows:
      Ratios of expenses to average net assets before
        waivers ..............................................             --         1.33%          1.44%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................             --         0.76%          3.68%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in
    Creation Unit(s).



                                                                               JAPAN
                                                                               WEBS
                                                                               INDEX
                                                                              SERIES
                                                              ------------------------------------
                                                               For the
                                                              six months      For the     For the
                                                                 ended         year       period
                                                               02/28/98        ended    03/12/96*-
                                                              (Unaudited)    08/31/97    08/31/96
                                                              -----------    --------   ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................  $  12.61     $  14.33    $  14.79(1)
                                                                --------     --------    --------
  Net investment income/(loss)(DAGGER) .......................     (0.02)       (0.06)      (0.07)
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation
    of other assets and liabilities denominated in
    foreign currencies .......................................     (1.69)       (1.65)      (0.39)
                                                                --------     --------    --------
      Net increase/(decrease) in net assets resulting from
        operations ...........................................     (1.71)       (1.71)      (0.46)
                                                                --------     --------    --------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................        --           --          --
  Dividends in excess of net investment income ...............        --           --          --
  Distributions from net realized gains ......................        --           --          --
  Distributions in excess of net realized gains ..............     (0.01)       (0.01)         --
  Return of capital ..........................................        --           --          --
                                                                --------     --------    --------
      Total dividends and distributions ......................     (0.01)       (0.01)         --
                                                                --------     --------    --------
  Net asset value, end of period .............................   $ 10.89      $ 12.61     $ 14.33
                                                                ========     ========    ========
TOTAL INVESTMENT RETURN (2) ..................................    (13.63)%(4)  (11.97)%     (3.11)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......................  $163,431     $158,957    $103,164
  Ratios of expenses to average net assets (5) ...............      1.06%(3)     1.19%       1.37%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ...........................................     (0.33)%(3)   (0.48)%     (1.01)%(3)
  Portfolio turnover (6) .....................................      0.00%(4)    12.90%      21.54%(4)
  Average commission rate paid ...............................  $ 0.0016     $ 0.0162    $ 0.0152

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the
    last day of the period reported. Dividends and
    distributions, if any, are assumed, for purposes
    of this calculation, to be reinvested at the net
    asset value per share on the ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the American Stock
    Exchange through December 31, 1996. If such waivers had
    not been made the ratios of expenses to average
    net assets and ratios of net investment income/(loss)
    to average net assets would have been as follows:
      Ratios of expenses to average net assets before
        waivers ..............................................        --         1.19%       1.38%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................        --        (0.48)%     (1.02)%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in
    Creation Unit(s).



                                                                            MALAYSIA (FREE)
                                                                                 WEBS
                                                                                 INDEX
                                                                                SERIES
                                                               ---------------------------------
                                                                For the
                                                               six months    For the    For the
                                                                  ended       year      period
                                                                02/28/98      ended   03/12/96*-
                                                               (Unaudited)  08/31/97   08/31/96
                                                               -----------  --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................  $  8.23     $ 13.80      $13.24(1)
                                                                -------     -------      ------
  Net investment income/(loss)(DAGGER) .......................     0.02        0.01       (0.02)
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation
    of other assets and liabilities denominated in
    foreign currencies .......................................   (1.82)       (5.55)       0.59
                                                                -------     -------      ------
      Net increase/(decrease) in net assets resulting from
        operations ...........................................    (1.80)      (5.54)       0.57
                                                                -------     -------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................    (0.02)       0.00**        --
  Dividends in excess of net investment income ...............     0.00**     (0.01)         --
  Distributions from net realized gains ......................       --          --          --
  Distributions in excess of net realized gains ..............       --          --          --
  Return of capital ..........................................       --       (0.02)      (0.01)
                                                                -------     -------      ------
      Total dividends and distributions ......................    (0.02)      (0.03)      (0.01)
                                                                -------     -------      ------
  Net asset value, end of period .............................   $ 6.41      $ 8.23      $13.80
                                                                =======     =======      ======
TOTAL INVESTMENT RETURN (2) ..................................   (21.79)%(4) (40.20)%      4.28%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......................  $93,732     $12,339      $9,318
  Ratios of expenses to average net assets (5) ...............     1.22%(3)    1.46%       1.58%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ...........................................     0.64%(3)    0.04%      (0.35)%(3)
  Portfolio turnover (6) .....................................     0.71%(4)    0.00%       0.00%(4)
  Average commission rate paid ...............................  $0.0028     $    --      $   --

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the
    last day of the period reported. Dividends and
    distributions, if any, are assumed, for purposes
    of this calculation, to be reinvested at the net
    asset value per share on the ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the American Stock
    Exchange through December 31, 1996. If such waivers had
    not been made the ratios of expenses to average
    net assets and ratios of net investment income/(loss)
    to average net assets would have been as follows:
      Ratios of expenses to average net assets before
        waivers ..............................................       --        1.47%       1.59%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ............................       --        0.04%      (0.36)%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in
    Creation Unit(s).



                 See accompanying notes to financial statements.

                                     52-53

FINANCIAL HIGHLIGHTS (continued)                           WEBS INDEX FUND, INC.
================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                       MEXICO (FREE)                        NETHERLANDS
                                                                           WEBS                                WEBS
                                                                           INDEX                               INDEX
                                                                           SERIES                              SERIES
                                                             ---------------------------------   ----------------------------------
                                                                For the                            For the
                                                              six months   For the     For the   six months    For the     For the
                                                                ended       year       period       ended        year      period
                                                              02/28/98     ended     03/12/96*-   02/28/98      ended    03/12/96*-
                                                             (Unaudited)  08/31/97    08/31/96   (Unaudited)  08/31/97    08/31/96
                                                             -----------  --------   ---------   -----------  --------   ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ......................  $ 15.11     $ 11.52    $ 9.95(1)   $ 21.42     $ 17.36    $ 15.91(1)
                                                               -------     -------    ------      -------     -------    -------
  Net investment income/(loss)(DAGGER) ......................    (0.01)       0.02      0.00**      (0.02)       0.11       0.24
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies .......................    (0.34)       4.07      1.59         3.87        4.79       1.54
                                                               -------     -------    ------      -------     -------    -------
      Net increase/(decrease) in net assets resulting
        from operations .....................................    (0.35)       4.09      1.59         3.85        4.90       1.78
                                                               -------     -------    ------      -------     -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment income ......................       --       (0.01)       --           --       (0.10)     (0.14)
  Dividends in excess of net investment income ..............    (0.01)      (0.01)    (0.01)          --       (0.01)     (0.01)
  Distributions from net realized gains .....................       --       (0.44)       --       (0.13)       (0.71)     (0.08)
  Distributions in excess of net realized gains .............       --          --        --           --          --      (0.01)
  Return of capital .........................................       --       (0.04)    (0.01)          --       (0.02)     (0.09)
                                                               -------     -------    ------      -------     -------    -------
      Total dividends and distributions .....................    (0.01)      (0.50)    (0.02)       (0.13)      (0.84)     (0.33)
                                                               -------     -------    ------      -------     -------    -------
  Net asset value, end of period ............................  $ 14.75     $ 15.11    $11.52      $ 25.14     $ 21.42    $ 17.36
                                                               =======     =======    ======      =======     =======    =======
TOTAL INVESTMENT RETURN (2) .................................    (2.32)%(4)  35.21%    15.93%(4)    18.08%(4)   28.04%     11.19%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ......................  $13,276     $16,627    $5,759      $15,111     $ 9,661    $ 6,962
  Ratios of expenses to average net assets (5) ..............     1.32%(3)    1.63%     1.75%(3)     1.31%(3)    1.46%      1.63%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ..........................................    (0.10)%(3)   0.14%     0.01%(3)    (0.14)%(3)   0.54%      2.93%(3)
  Portfolio turnover (6) ....................................     2.64%(4)   22.80%     0.00%(4)     1.64%(4)   12.68%      4.32%(4)
  Average commission rate paid ..............................  $0.0058     $0.0066    $   --      $0.0536     $0.0354    $0.0651

 *  Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on March 12, 1996
   (commencement of operations).
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and distributions,
    if any, are assumed, for purposes of this
    calculation, to be reinvested at the net
    asset value per share on the ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the American Stock
    Exchange through December
31, 1996. If such waivers had not been made the ratios
    of expenses to average net assets and ratios of
    net investment income/(loss) to average net assets
    would have been as follows:
      Ratios of expenses to average net assets
         before waivers                                             --        1.63%     1.76%(3)        --        1.46%     1.64%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ...........................       --        0.13%     0.00%(3)        --        0.53%     2.92%(3)
(6) Excludes portfolio securities received or delivered
    as a result of processing capital share transactions
    in Creation Unit(s).



                                                                     SINGAPORE (FREE)                          SPAIN
                                                                          WEBS                                  WEBS
                                                                         INDEX                                 INDEX
                                                                         SERIES                                SERIES
                                                         -----------------------------------   ------------------------------------
                                                          For the                                 For the
                                                         six months     For the     For the    six months     For the    For the
                                                            ended        year       period        ended        year      period
                                                          02/28/98       ended    03/12/96*-    02/28/98       ended   03/12/96*-
                                                         (Unaudited)   08/31/97    08/31/96    (Unaudited)   08/31/97   08/31/96
                                                         -----------   --------   ----------   -----------   --------  ------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..................   $ 8.66      $ 11.38    $ 12.24(1)    $ 18.49      $ 14.09    $ 13.28(1)
                                                           -------      -------    -------       -------      -------    -------
  Net investment income/(loss)(DAGGER) ..................    (0.01)        0.00**     0.04          0.05         0.19       0.14
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies ...................    (1.75)       (2.67)     (0.86)         6.54         5.33       0.98
                                                           -------      -------    -------       -------      -------    -------
      Net increase/(decrease) in net assets resulting
        from operations .................................    (1.76)       (2.67)     (0.82)         6.59         5.52       1.12
                                                           -------      -------    -------       -------      -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................       --         0.00**    (0.03)           --        (0.12)     (0.18)
  Dividends in excess of net investment income ..........       --        (0.01)     (0.01)           --        (0.05)        --
  Distributions from net realized gains .................       --        (0.02)        --         (0.02)       (0.86)     (0.13)
  Distributions in excess of net realized gains .........       --           --         --            --           --         --
  Return of capital .....................................       --        (0.02)        --            --        (0.09)        --
                                                           -------      -------    -------       -------      -------    -------
      Total dividends and distributions .................       --        (0.05)     (0.04)        (0.02)       (1.12)     (0.31)
                                                           -------      -------    -------       -------      -------    -------
  Net asset value, end of period ........................  $  6.90      $  8.66    $ 11.38       $ 25.06      $ 18.49    $ 14.09
                                                           =======      =======    =======       =======      =======    =======
TOTAL INVESTMENT RETURN (2) .............................   (20.32)%(4)  (23.48)%    (6.73)%(4)    35.68%(4)    39.15%      8.45%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..................  $64,181      $14,722    $ 9,107       $16,914      $ 8,321    $ 4,227
  Ratios of expenses to average net assets (5) ..........     1.21%(3)     1.43%      1.56%(3)      1.31%(3)     1.67%      1.76%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ......................................    (0.34)%(3)    0.03%      0.69%(3)      0.53%(3)     1.04%      2.04%(3)
  Portfolio turnover (6) ................................    24.00%(4)    13.40%     26.29%(4)      2.25%(4)    19.21%      4.73%(4)
  Average commission rate paid ..........................  $0.0074      $0.0076    $0.0118       $0.0436      $0.0344    $0.0723

 *  Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on March 12, 1996
   (commencement of operations).
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and distributions,
    if any, are assumed, for purposes of this
    calculation, to be reinvested at the net
    asset value per share on the ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the American Stock
    Exchange through December
31, 1996. If such waivers had not been made the ratios
    of expenses to average net assets and ratios of
    net investment income/(loss) to average net assets
    would have been as follows:
      Ratios of expenses to average net assets
         before waivers                                         --         1.43%      1.57%(3)        --         1.67%      1.77%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers .......................       --         0.03%      0.68%(3)        --         1.04%      2.03%(3)
(6) Excludes portfolio securities received or delivered
    as a result of processing capital share transactions
    in Creation Unit(s).



                                                                             SWEDEN
                                                                              WEBS
                                                                             INDEX
                                                                             SERIES
                                                              --------------------------------------
                                                               For the
                                                              six months      For the       For the
                                                                ended          year         period
                                                               02/28/98        ended      03/12/96*-
                                                              (Unaudited)    08/31/97      08/31/96
                                                              -----------    --------     ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ......................   $ 18.32       $ 14.67      $ 13.22(1)
                                                                -------       -------      -------
  Net investment income/(loss)(DAGGER) ......................     (0.13)        (0.03)        0.20
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies .......................      1.98          4.45         1.67
                                                                -------       -------      -------
      Net increase/(decrease) in net assets resulting
        from operations .....................................      1.85          4.42         1.87
                                                                -------       -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income ......................        --            --        (0.23)
  Dividends in excess of net investment income ..............        --            --        (0.07)
  Distributions from net realized gains .....................     (0.04)        (0.77)       (0.12)
  Distributions in excess of net realized gains .............        --            --           --
  Return of capital .........................................        --            --           --
                                                                -------       -------      -------
      Total dividends and distributions .....................     (0.04)        (0.77)       (0.42)
                                                                -------       -------      -------
  Net asset value, end of period ............................   $ 20.13       $ 18.32      $ 14.67
                                                                =======       =======      =======
TOTAL INVESTMENT RETURN (2) .................................     10.15%(4)     30.10%       14.13%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ......................   $12,079       $ 8,243      $ 4,400
  Ratios of expenses to average net assets (5) ..............      1.38%(3)      1.64%        1.75%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ..........................................     (1.35)%(3)    (0.19)%       3.05%(3)
  Portfolio turnover (6) ....................................      4.91%(4)     13.71%        5.87%(4)
  Average commission rate paid ..............................   $0.0402       $0.0229      $0.0561

 *  Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on March 12, 1996
   (commencement of operations).
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and distributions,
    if any, are assumed, for purposes of this
    calculation, to be reinvested at the net
    asset value per share on the ex-dividend date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the American Stock
    Exchange through December
31, 1996. If such waivers had not been made the ratios
    of expenses to average net assets and ratios of
    net investment income/(loss) to average net assets
    would have been as follows:
      Ratios of expenses to average net assets
         before waivers                                              --          1.64%        1.76%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ...........................        --         (0.19)%       3.04%(3)
(6) Excludes portfolio securities received or delivered
    as a result of processing capital share transactions
    in Creation Unit(s).


                 See accompanying notes to financial statements.

                                     54-55

FINANCIAL HIGHLIGHTS (concluded)                           WEBS INDEX FUND, INC.
================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                  SWITZERLAND                       UNITED KINGDOM
                                                                     WEBS                                WEBS
                                                                     INDEX                               INDEX
                                                                    SERIES                              SERIES
                                                       ----------------------------------  ----------------------------------
                                                         For the                             For the
                                                        six months   For the    For the    six months    For the     For the
                                                          ended       year       period       ended       year       period
                                                        02/28/98     ended     03/12/96*-   02/28/98      ended    03/12/96*-
                                                       (Unaudited)  08/31/97    08/31/96   (Unaudited)  08/31/97    08/31/96
                                                       -----------  --------  -----------  -----------  --------   ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ................  $ 13.79     $ 12.29    $ 12.07(1)   $ 16.50     $ 13.15     $ 12.14(1)
                                                         -------     -------    -------      -------     -------     -------
  Net investment income/(loss)(DAGGER) ................    (0.09)      (0.04)      0.08         0.13        0.38        0.21
  Net realized and unrealized gain/(loss) on
    investments and foreign currency related
    transactions and translation of other assets
    and liabilities denominated in foreign
    currencies ........................................     3.72        2.11       0.24         3.34        3.62        1.06
                                                         -------     -------    -------      -------     -------     -------
      Net increase/(decrease) in net assets
        resulting from operations .....................     3.63        2.07       0.32         3.47        4.00        1.27
                                                         -------     -------    -------      -------     -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment income ................       --          --      (0.10)       (0.02)      (0.32)      (0.20)
  Dividends in excess of net investment income ........       --          --         --           --       (0.06)      (0.03)
  Distributions from net realized gains ...............       --       (0.57)        --           --       (0.17)       0.00**
  Distributions in excess of net realized gains .......       --          --         --           --          --          --
  Return of capital ...................................       --        0.00**       --           --       (0.10)      (0.03)
                                                         -------     -------    -------      -------     -------     -------
      Total dividends and distributions ...............       --       (0.57)     (0.10)       (0.02)      (0.65)      (0.26)
                                                         -------     -------    -------      -------     -------     -------
  Net asset value, end of period ......................  $ 17.42     $ 13.79    $ 12.29      $ 19.95     $ 16.50     $ 13.15
                                                         =======     =======    =======      =======     =======     =======
TOTAL INVESTMENT RETURN (2) ...........................    26.32%(4)   16.69%      2.60%(4)    21.01%(4)   30.48%      10.41%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ................  $23,968     $13,805    $ 6,158      $47,906     $29,721     $15,790
  Ratios of expenses to average net assets (5) ........     1.25%(3)    1.52%      1.82%(3)     1.17%(3)    1.38%       1.61%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ....................................    (1.20)%(3)  (0.29)%     1.39%(3)     1.44%(3)    2.47%       3.62%(3)
  Portfolio turnover (6) ..............................    34.39%(4)   48.05%     17.06%(4)     1.97%(4)    1.84%       0.00%(4)
  Average commission rate paid ........................  $0.6544     $0.8788    $0.7852      $0.0270     $0.0314     $    --

 *  Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on March 12, 1996
    (commencement of operations).
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset
    value per share on the first day and a sale
    at the net asset value per share on the last
    day of the period reported. Dividends and
    distributions, if any, are assumed, for purposes
    of this calculation, to be reinvested at the
    net asset value per share on the ex-dividend date.
(3)  Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the American Stock
    Exchange through December 31, 1996. If such
    waivers had not been made the ratios of expenses
    to average net assets and ratios of net investment
    income/(loss) to average net assets would have been
    as follows:
      Ratios of expenses to average net assets
         before waivers ...............................       --        1.53%      1.83%(3)       --        1.38%       1.62%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers .....................       --       (0.29)%     1.38%(3)       --        2.47%       3.61%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)                  WEBS INDEX FUND, INC.
================================================================================
GENERAL

     WEBS Index Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 1, 1994, and commenced operations on March 12, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open end management investment company. On January 2, 1997, the name of the Fund was changed from Foreign Fund, Inc. to WEBS Index Fund, Inc.

     The shares of common stock of each WEBS Index Series are referred to as "World Equity Benchmark Shares" or "WEBS" and are traded on the American Stock Exchange, Inc. (the "AMEX") under the following symbols:

         WEBS INDEX SERIES                                       SYMBOL
         -----------------                                      --------
         Australia WEBS Index Series                              EWA
         Austria WEBS Index Series                                EWO
         Belgium WEBS Index Series                                EWK
         Canada WEBS Index Series                                 EWC
         France WEBS Index Series                                 EWQ
         Germany WEBS Index Series                                EWG
         Hong Kong WEBS Index Series                              EWH
         Italy WEBS Index Series                                  EWI
         Japan WEBS Index Series                                  EWJ
         Malaysia (Free) WEBS Index Series                        EWM
         Mexico (Free) WEBS Index Series                          EWW
         Netherlands WEBS Index Series                            EWN
         Singapore (Free) WEBS Index Series                       EWS
         Spain WEBS Index Series                                  EWP
         Sweden WEBS Index Series                                 EWD
         Switzerland WEBS Index Series                            EWL
         United Kingdom WEBS Index Series                         EWU

     The investment objective of each of the WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International ("MSCI"). The MSCI Indices utilized by the Fund reflect the reinvestment of net dividends (except for the MSCI Mexico
(Free) Index utilized by the Mexico (Free) WEBS Index Series, which reflects the reinvestment of gross dividends). On June 2, 1997 the Malaysia WEBS Index Series commenced using the MSCI Malaysia (Free) Index as its Benchmark and changed its name to the Malaysia (Free) WEBS Index Series.

     Each WEBS Index Series of the Fund utilizes a "passive" or indexing investment approach in an effort to approximate the investment performance of its benchmark index through the use of quantitative analytical procedures.

     The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, WEBS are not redeemable securities of a WEBS Index Series. It is expected that the non-redeemable WEBS will trade on the AMEX during the day at prices that differ to some degree from their net asset value.

     The Depository Trust Company ("DTC") acts as the securities depository for the WEBS. WEBS are represented by global securities, registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

     Each of the Canada WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series is classified as a "diversified" investment company under the Act. Each of the other WEBS Index Series is classified as a "non-diversified" investment company under the Act. On October 29, 1997, the France WEBS Index Series changed its status from a diversified to a non-diversified investment company.

     The WEBS Index Series had no operations prior to their commencement of operations on March 12, 1996, other than the sale of the following WEBS Index Series shares to Funds Distributor, Inc. (the "Distributor") for the noted amounts: Australia WEBS Index Series - 30 shares for proceeds of $305; Austria WEBS Index Series - 30 shares for proceeds of $335; Belgium WEBS Index Series - 30 shares for proceeds of $455; Canada WEBS Index Series - 30 shares for proceeds of $303; France WEBS Index Series - 1,000 shares for proceeds of $12,820; Germany WEBS Index Series - 1,000 shares for proceeds of $13,620; Hong Kong WEBS Index Series - 1,000 shares for proceeds of $13,410; Italy WEBS Index Series - 30 shares for proceeds of $426; Japan WEBS Index Series - 1,000 shares for proceeds of $14,920; Malaysia (Free) WEBS Index Series - 30 shares for proceeds of $400; Mexico (Free) WEBS Index Series - 30 shares for proceeds of $287; Netherlands WEBS Index Series - 1,000 shares for proceeds of $15,950; Singapore (Free) WEBS Index Series - 30 shares for proceeds of $386; Spain WEBS Index Series - 30 shares for proceeds of $429; Sweden WEBS Index Series - 30 shares for proceeds of $429; Switzerland WEBS Index Series - 1,000 shares for proceeds of $13,190 and United Kingdom WEBS Index Series - 1,000 shares for proceeds of $12,440.

================================================================================
SIGNIFICANT ACCOUNTING POLICIES

     WEBS Index Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

PORTFOLIO VALUATION

     Investments are stated at value. All securities for which market quotations are readily available are valued at (i) the last sales price prior to the time of determination, if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, or (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are traded over-the-counter are valued at the last quoted bid price. Securities for which market values are not readily available are carried at fair value as determined in good faith by Barclays Global Fund Advisors (the "Adviser") in accordance with procedures adopted by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

TAX STATUS

     No provision is made for U.S. Federal income or excise taxes as it is each WEBS Index Series' intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

     If so elected, each WEBS Index Series' realized net foreign exchange losses and realized net capital losses incurred since October 31, 1996 will be treated for tax purposes as arising on September 1, 1997. Each WEBS Index Series incurred and will elect to defer such losses as follows:

                                       FOREIGN EXCHANGE    NET REALIZED CAPITAL
   WEBS INDEX SERIES                        LOSSES                LOSSES
   -------------------                 -----------------   --------------------
   Australia WEBS Index Series               $ 7,013               $     --
   Austria WEBS Index Series                 $ 2,857               $ 10,937
   Belgium WEBS Index Series                 $ 3,025               $     --
   Canada WEBS Index Series                  $ 2,060               $     --
   France WEBS Index Series                  $13,967               $     --
   Germany WEBS Index Series                 $16,934               $     --
   Hong Kong WEBS Index Series               $   169               $     --
   Italy WEBS Index Series                   $35,296               $309,363
   Japan WEBS Index Series                   $    --               $     --
   Malaysia (Free) WEBS Index Series         $ 5,358               $ 13,921
   Mexico (Free) WEBS Index Series           $    --               $     --
   Netherlands WEBS Index Series             $16,958               $     --
   Singapore (Free) WEBS Index Series        $ 1,858               $     --
   Spain WEBS Index Series                   $ 1,901               $     --
   Sweden WEBS Index Series                  $ 2,374               $     --
   Switzerland WEBS Index Series             $ 1,804               $     --
   United Kingdom WEBS Index Series          $    --               $     --

     In addition, the Italy WEBS Index Series had a $5,714 capital loss carryover which will expire in 2005.

     If any WEBS Index Series owns shares in certain foreign investment entities, referred to, under U.S. tax law principles, as "passive foreign investment companies", the WEBS Index Series may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

FOREIGN CURRENCY TRANSLATION

     The books and records of each WEBS Index Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
   (i) Market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and
   (ii) Purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

                                                           WEBS INDEX FUND, INC.
================================================================================
     Foreign currency and assets and liabilities denominated in foreign currency are converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) WEBS Index is that as of 3:00 p.m. New York City time).

     The WEBS Index Series generally do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The WEBS Index Series report certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller, less developed and have less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS

     Each WEBS Index Series intends to distribute, at least annually, to shareholders, substantially all of its net investment income, including net foreign currency gains, if any, and any realized net capital gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

     In addition, each WEBS Index Series intends to distribute at least annually amounts representing the dividend yield on the underlying portfolio securities of each WEBS Index Series, net of expenses, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional WEBS.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. tax law principles, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within each WEBS Index Series' capital accounts based on their Federal tax treatment. Dividends and distributions which exceed net investment income and realized net capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and realized net capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital distributions.

     For the year ended August 31, 1997, each Index Series reclassified certain amounts from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions.

ORGANIZATION COSTS

     Organization costs were originally allocated to each WEBS Index Series based on the expected future net assets of each WEBS Index Series. Such organization costs have been deferred and are amortized ratably on the reverse sum of the years digits method over a period of sixty months from the commencement of operations.

     If any of the shares initially issued to the Distributor are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by their pro rata share of the unamortized organization costs. The pro rata share by which the proceeds are reduced is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

FEE ARRANGEMENTS

     The  Fund  has  an  Investment   Management   Agreement  (the   "Management
Agreement") with the Adviser. The Adviser manages the investments of each of the WEBS Index Series. For its services to each WEBS Index Series, the Adviser receives fees based on the Fund's aggregate average daily net assets equal to
 .27% per annum up to aggregate net assets of $1.7 billion; plus .15% per annum of the aggregate net assets between $1.7 billion and $7 billion; plus .12% per annum of the aggregate net assets between $7 billion and $10 billion; plus .08% per annum of the aggregate net assets in excess of $10 billion.

     The Fund has an Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"). Under the Administration and Accounting Services Agreement, PFPC assists in supervising the operations of each WEBS Index Series. Prior to June 30, 1997, PFPC was paid aggregate fees equal to each WEBS Index Series' allocable portion of: .10% per annum of the aggregate average daily net assets less than $3 billion, plus .09% per annum of the aggregate net assets between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets in excess of $10 billion.

================================================================================
     PFPC charged the Fund an annual minimum fee of $850,000 for year one, $1,275,000 for year two, and $1,700,000 for year three and thereafter (based on an annual minimum of $50,000, $75,000 and $100,000 per WEBS Index Series, respectively). PFPC capped its minimum fees at the annual rate of .17% of average daily net assets. Any resulting shortfall between the above required minimums and the asset based fee of .17% were to be recouped as the WEBS Index Series' asset levels reach the threshold to permit such recovery of fees.For the period March 12, 1996 through June 30, 1997, the deferred administration fee amounted to $648,802. On July 1, 1997, PFPC waived all deferred fees.

     Effective July 1, 1997 the Administration and Accounting Services Agreement was amended to provide for aggregate fees to PFPC equal to each WEBS Index Series' allocable portion of .17% per annum of the aggregate average daily net assets less than $1.5 billion, plus .10% per annum of the aggregate net assets between $1.5 billion and $3 billion, plus .09% per annum of the aggregate net assets between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets in excess of $10 billion.

     Effective October 29, 1997, the Administration and Accounting Services Agreement was amended to provide for aggregate fees to PFPC equal to each WEBS Index Series' allocable portion of: .22% per annum of the aggregate average daily net assets of the Fund up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Fund between $1.5 billon and $3 billion, plus .14% per annum of the aggregate average daily net assets of the Fund between $3 billion and $5 billion, plus .13% per annum of the aggregate average daily net assets of the Fund between $5 billon and $7.5 billion, plus
 .115% per annum of the aggregate average daily net assets of the Fund between $7.5 billion and $10 billion, plus .10% per annum of the aggregate average daily net assets of the Fund in excess of $10 billion. On October 29, 1997 PFPC entered into a Sub-Administration Agreement with Morgan Stanley Trust Company ("MSTC"). The Administrator pays MSTC a fee of .05% of the average daily net assets of the Fund for its sub-administration services.

     PNC Bank, N.A., an affiliate of the Administrator, serves as each WEBS Index Series' Transfer Agent and Dividend Disbursement Agent.

     The Fund has a Licensing Agreement with MSCI for the use of the relevant MSCI Indices. Each WEBS Index Series pays a license fee equal to .03% per annum of the aggregate net assets of each of such WEBS Index Series.

     The Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the Act ("Rule 12b-1 Plan") with respect to each WEBS Index Series. Under the Rule 12b-1 Plan, the Distributor is paid an annual fee of up to .25% of the average daily net assets of each WEBS Index Series as compensation in connection with the offering and sale of shares of each WEBS Index Series. The fee paid to the Distributor under the Rule 12b-1 Plan is accrued daily and paid monthly with respect to each WEBS Index Series. Prior to October 29, 1997 the Distributor was paid a fee at an annual rate of .25% of the average daily net assets of such WEBS Index Series. Effective October 29, 1997 the fee payable to the Distributor under the 12b-1 Plan was reduced to .20% of the average daily net assets of each WEBS Index Series. From time to time the Distributor may waive all or a portion of the fee.

     Morgan Stanley Trust Company ("MSTC") serves as custodian as well as the Securities Lending Agent to each of the WEBS Index Series. For its custody services to each WEBS Index Series, MSTC is paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.10%); Austria WEBS Index Series (.10%); Belgium WEBS Index Series
(.10%); Canada WEBS Index Series (.07%); France WEBS Index Series (.10%); Germany WEBS Index Series (.10%); Hong Kong WEBS Index Series (.12%); Italy WEBS Index Series (.09%); Japan WEBS Index Series (.06%); Malaysia (Free) WEBS Index Series (.12%); Mexico (Free) WEBS Index Series (.25%); Netherlands WEBS Index Series (.10%); Singapore (Free) WEBS Index Series (.10%); Spain WEBS Index Series (.10%); Sweden WEBS Index Series (.10%); Switzerland WEBS Index Series (.10%); and United Kingdom WEBS Index Series (.07%).

     Effective April 1, 1998, the fees payable under the Custody Agreement were revised. For its custody services to each WEBS Index Series, MSTC is now paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.09%); Austria WEBS Index Series (.09%); Belgium WEBS Index Series (.09%); Canada WEBS Index Series (.065%); France WEBS Index Series (.09%); Germany WEBS Index Series (.09%); Hong Kong WEBS Index Series (.11%); Italy WEBS Index Series (.08%); Japan WEBS Index Series (.055%); Malaysia (Free) WEBS Index Series (.11%); Mexico (Free) WEBS Index Series (.23%); Netherlands WEBS Index Series (.09%); Singapore (Free) WEBS Index Series (.09%); Spain WEBS Index Series (.09%); Sweden WEBS Index Series (.09%); Switzerland WEBS Index Series (.09%); and United Kingdom WEBS Index Series (.065%).

     MSTC also receives certain fees for each transaction of the WEBS Index Series and is reimbursed for certain out-of-pocket expenses.

     The Fund pays each director who is not a director, officer or employee of the Adviser, Administrator, Distributor or any affiliate thereof, an annual fee of $20,000 plus $5,000 for each Board of Directors meeting attended. Effective October 29, 1997 the Chairman of the Board receives an annual fee of $30,000 plus $7,500 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with the Board of Directors meetings.

                                                           WEBS INDEX FUND, INC.
================================================================================
FOREIGN CURRENCY

         At February 28, 1998, each WEBS Index Series' cash balance included the following amount of foreign currency:

                                                     VALUE            COST
                                                   ----------       ----------
         Australia WEBS Index Series               $   35,972       $   34,203
         Austria WEBS Index Series                 $   16,541       $   16,569
         Belgium WEBS Index Series                 $   42,093       $   42,143
         Canada WEBS Index Series                  $  122,366       $  121,741
         France WEBS Index Series                  $   93,294       $   92,685
         Germany WEBS Index Series                 $  170,069       $  173,573
         Hong Kong WEBS Index Series               $   15,556       $   15,550
         Italy WEBS Index Series                   $   77,063       $   77,125
         Japan WEBS Index Series                   $  160,752       $  156,893
         Malaysia (Free) WEBS Index Series         $    3,931       $    3,931
         Mexico (Free) WEBS Index Series           $   65,482       $   65,100
         Netherlands WEBS Index Series             $   46,957       $   47,042
         Singapore (Free) WEBS Index Series        $6,752,163       $6,743,840
         Spain WEBS Index Series                   $   66,287       $   66,494
         Sweden WEBS Index Series                  $   30,709       $   30,709
         Switzerland WEBS Index Series             $  123,115       $  122,872
         United Kingdom WEBS Index Series          $  246,457       $  245,583

STOCK LOAN

     Each WEBS Index Series may lend securities from its portfolio to brokers, dealers and other financial institutions. Because the collateral pledged to each WEBS Index Series in connection with these loans generates income, securities lending enables a WEBS Index Series to earn income that may partially offset the expenses of the WEBS Index Series. Each WEBS Index Series receives collateral equal to at least 100% of the current market value of the loaned securities. The WEBS Index Series invests collateral in short-term investments, and bears the risk of loss of the invested collateral. In addition, a WEBS Index Series is exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For its services as the securities lending agent, the Fund pays MSTC, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned.

     The market values of securities on loan to broker/dealers at February 28, 1998, and the collateral received with respect to such loans were as follows:

                                                                      CASH
                                             MARKET VALUE OF       COLLATERAL
      WEBS INDEX SERIES                     LOANED SECURITIES       RECEIVED
      -----------------                     -----------------    -------------
      Australia WEBS Index Series               $ 6,077,343        $ 6,469,604
      Austria WEBS Index Series                 $   657,496        $   710,818
      Belgium WEBS Index Series                 $ 4,175,454        $ 4,422,166
      Canada WEBS Index Series                  $ 1,464,177        $ 1,552,992
      France WEBS Index Series                  $   480,983        $   497,691
      Germany WEBS Index Series                 $ 6,747,684        $ 7,137,577
      Hong Kong WEBS Index Series               $ 4,983,502        $ 5,765,256
      Italy WEBS Index Series                   $13,998,393        $15,078,715
      Japan WEBS Index Series                   $30,576,890        $32,537,038
      Malaysia (Free) WEBS Index Series         $15,410,988        $16,559,498
      Mexico (Free) WEBS Index Series           $ 2,789,355        $ 3,027,560
      Netherlands WEBS Index Series             $ 2,355,911        $ 2,439,292
      Singapore (Free) WEBS Index Series        $ 8,915,059        $ 9,532,677
      Spain WEBS Index Series                   $   791,038        $   802,064
      Sweden WEBS Index Series                  $ 2,342,545        $ 2,460,127
      Switzerland WEBS Index Series             $ 2,420,255        $ 2,544,855
      United Kingdom WEBS Index Series          $        --        $        --

================================================================================
CAPITAL SHARES

     The Fund currently is authorized to issue 6 billion shares of common stock, with the following number of shares allocated to each WEBS Index Series:
Australia WEBS Index Series (127.8 million shares); Austria WEBS Index Series (19.8 million shares); Belgium WEBS Index Series (136.2 million shares); Canada WEBS Index Series (340.2 million shares); France WEBS Index Series (340.2 million shares); Germany WEBS Index Series (382.2 million shares); Hong Kong WEBS Index Series (191.4 million shares); Italy WEBS Index Series (63.6 million shares); Japan WEBS Index Series (2,124.6 million shares); Malaysia (Free) WEBS Index Series (127.8 million shares); Mexico (Free) WEBS Index Series (255 million shares); Netherlands WEBS Index Series (255 million shares); Singapore
(Free) WEBS Index Series (191.4 million shares); Spain WEBS Index Series (127.8 million shares); Sweden WEBS Index Series (63.6 million shares); Switzerland WEBS Index Series (318.625 million shares); and United Kingdom WEBS Index Series (943.2 million shares). The shares will not be issued or redeemed individually, but only in specified aggregations of shares.

     The consideration for purchase of a Creation Unit of a WEBS Index Series is the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Basket Securities") and an amount of cash (the "Cash Component"). Non-Basket Securities may be held by a WEBS Index Series as a result of corporate actions, odd share lots, or as a result of rebalancing of the Basket Securities.

     Shares of each WEBS Index Series are offered in Creation Units at net asset value without an initial sales load, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day, plus a specified amount of cash and a purchase transaction fee. Shares of each WEBS Index Series may also be issued in the specified aggregations for cash at the sole discretion of the Fund. Redemptions of the shares of each WEBS Index Series in the specified aggregations are made in portfolio securities, plus or minus a specified amount of cash, and minus a specified redemption transaction fee except that residents of Australia and New Zealand are paid redemption proceeds in cash only. Shares of each WEBS Index Series may also be redeemed in the specified aggregations for cash by other persons at the sole discretion of the Fund.

LOAN AGREEMENT

     Each of the WEBS Index Series has entered into a Line of Credit Agreement ("Agreement") with PNC Bank, N.A., an affiliate of the Administrator. Under the terms of the Agreement, any of the WEBS Index Series may request an advance of the full amount of the $5,000,000 line of credit; provided, however, that:

         (i) Total outstanding advances to all WEBS Index Series under the line of credit may not exceed $5,000,000 and
         (ii) The aggregate amount outstanding under the line of credit to any one WEBS Index Series may not exceed the lowest of (a) $5,000,000
              (b) one-quarter of that WEBS Index Series' net assets, (c) any lower leverage limit set forth in the Fund's prospectus or (d) the maximum amount permitted to be borrowed by such WEBS Index Series under the Act. Each WEBS Index Series shall be severally, and not jointly, liable for its particular advances under the line. Advances made under the line of credit are due and payable on demand and bear interest at a rate per annum equal to the sum of the Federal Funds Rate plus 1%. None of the WEBS Index Series had advances on the Line of Credit outstanding at February 28, 1998.

     Average borrowings under the line of credit did not exceed 10% of net assets of any WEBS Index Series during the six months ended February 28, 1998.

PORTFOLIO ACTIVITY

     The WEBS Index Series' purchases and sales of securities (excluding in-kind transactions), other than short-term obligations, were as follows, for the six months ended February 28, 1998:

                                                PURCHASES OF      SALES OF
         WEBS INDEX SERIES                       SECURITIES      SECURITIES
         -----------------                     -------------     -----------
         Australia WEBS Index Series              $  619,077      $  489,467
         Austria WEBS Index Series                $1,066,635      $  754,511
         Belgium WEBS Index Series                $5,633,218      $5,606,538
         Canada WEBS Index Series                 $   70,920      $  457,261
         France WEBS Index Series                 $  985,431      $1,146,501
         Germany WEBS Index Series                $       --      $   53,438
         Hong Kong WEBS Index Series              $3,018,382      $2,658,260
         Italy WEBS Index Series                  $2,352,582      $2,739,226
         Japan WEBS Index Series                  $       --      $  128,724
         Malaysia (Free) WEBS Index Series        $1,125,845      $  255,443
         Mexico (Free) WEBS Index Series          $  411,228      $  654,538
         Netherlands WEBS Index Series            $  199,290      $  499,074
         Singapore (Free) WEBS Index Series       $7,632,361      $6,782,094
         Spain WEBS Index Series                  $  282,971      $  454,610
         Sweden WEBS Index Series                 $  536,501      $  931,311
         Switzerland WEBS Index Series            $6,865,580      $7,399,570
         United Kingdom WEBS Index Series         $  833,676      $  747,635

                                                           WEBS INDEX FUND, INC.
================================================================================
     For the six months ended February 28, 1998, each WEBS Index Series' net foreign withholding taxes deducted from foreign dividends received were as follows:

                                                                  FOREIGN
                                                                 WITHOLDING
         WEBS INDEX SERIES                                           TAX
         -----------------                                       ----------
         Australia WEBS Index Series                              $17,752
         Austria WEBS Index Series                                $   391
         Belgium WEBS Index Series                                $12,746
         Canada WEBS Index Series                                 $32,865
         France WEBS Index Series                                 $ 1,434
         Germany WEBS Index Series                                $ 5,951
         Hong Kong WEBS Index Series                              $    --
         Italy WEBS Index Series                                  $ 1,968
         Japan WEBS Index Series                                  $81,372
         Malaysia (Free) WEBS Index Series                        $12,393
         Mexico (Free) WEBS Index Series                          $    --
         Netherlands WEBS Index Series                            $12,252
         Singapore (Free) WEBS Index Series                       $    --
         Spain WEBS Index Series                                  $19,502
         Sweden WEBS Index Series                                 $    --
         Switzerland WEBS Index Series                            $    --
         United Kingdom WEBS Index Series                         $74,897

MARKET AND PORTFOLIO RISKS

     An investment in the WEBS of a WEBS Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include less liquid and less efficient securities markets; greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays in settlement; difficulties in enforcing contractual obligations; less liquidity and smaller market capitalization of most non-U.S. securities markets; lower levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

     Each WEBS Index Series has a policy to concentrate its investments in an industry or industries if, and to the extent that, its benchmark index concentrates in such industry or industries, except where the concentration of the relevant index is the result of a single stock. As a result of this policy, a WEBS Index Series will maintain at least 25% of the value of its assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock).

     The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain WEBS Index Series and, consequently, the investment portfolios of such WEBS Index Series may adversely affect the performance of such WEBS Index Series or subject such WEBS Index Series to greater price volatility than that experienced by more diversified investment companies.

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                                [GRAPHIC OMITTED]



                              WEBS INDEX FUND, INC.
                               INVESTMENT ADVISER
                          BARCLAYS GLOBAL FUND ADVISORS

                                  ADMINISTRATOR
                                    PFPC INC.

                                   DISTRIBUTOR
                             FUNDS DISTRIBUTOR INC.

                                 TRANSFER AGENT
                                 PNC BANK, N.A.

           CUSTODIAN, SECURITIES LENDING AGENT, AND SUB-ADMINISTRATOR
                          MORGAN STANLEY TRUST COMPANY


                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809